Exhibit 3.3

Translated Document

Alejandro Cervera Taulet Notaryor C/ Isabel la Catolica, 8, 2º 46004 VALENCIA Tel 96 351 84 43 Fax. 96 352 61 80
IT’S SIMPLE COPY

DEED OF TRANSFORMATION OF COMPANY OF -------- LIMITED LIABILITY IN PUBLIC LIMITED COMPANY OF -------- THE COMMERCIAL ENTITY “TURBO ENERGY, SA” -------- NUMBER SIX HUNDRED AND EIGHTY FIVE. --------

In the city of Valencia, on February 8 two thousand twenty three ------------------------ Before me, ALEJANDRO CERVERA TAULET, Notary of the Illustrious College of Valencia, with residence in the capital, ---------------------

-----------APPEARING: ----------

MR. ENRIQUE SELVA BELLVIS, of legal age, married, engineer, residing in these effects in Calle Isabel la Católica 8, Offices 50-51, 46004-Valencia.

----------------- INTERVENES: -----------------

A.-) In the name and representation of the company of Spanish nationality called “TURBO ENERGY, SA” UNIPERSONAL, result of the transformation into a Public Limited Company, of the Limited Company “TURBO ENERGY, SL”, as result of the transformation into a Public Limited Company of the Limited Company “TURBO ENERGY, S.L.”, as a consequence of this deed. It is domiciled at Calle Isabel la Católica 8, Offices 50-51, 46004-Valencia. ---------------

It was established, for an indefinite period, by means of a deed authorized by the Notary of Valencia, Mr. José Alicarte Domingo, dated September 18, 2013, with protocol number 2287, registered in the Mercantile Registry of Valencia, in volume 9686, page 44, Sheet V-155858 and 1st inscription.

Modified its corporate purpose, through deed authorized on December 30, 2022 before the authorizing Notary of the present, with protocol number 6.358, which caused the 12th inscription. ---------------------

Increased its share capital by deed of public elevation of partner decisions granted on January 18, 2023 before the notary authorizing the present, with protocol number 222. ----------------------

Its corporate purpose is made up of the following activities (CNAE of your main activity

2712. The manufacture of apparatus electrical distribution and control): ------------

a)	The design and manufacture of material and electric equipment. ------------------------------

b)	The acquisition, distribution and sale of electrical and electronic equipment for development of renewable energy projects, such as solar panels, inverters, chargers, regulators, batteries and structures among others. -------------

Its legitimacy for this act is: -------

a)	His capacity as Chairman of the Board of Administration of the company, whose appointment, for a term of six years, and acceptance, result from the agreements themselves that rise to the public through the present. --------

b)	And specially empowered for this act by express delegation conferred in his favor, in by virtue of the decisions made by the Sole Partner dated February 1, 2023, according to appear in the certificate issued dated February 3, 2023 by the Secretary non Director Mr. Ramón Ruiz de la Torre Esporrín, with he approval of the President of the Council of Administration, Mr. Enrique Selva Bellvís, the legitimacy of whose signatures I know and I protocol with this matrix. ------------------

The identification data (name, legal form, and especially the object and domicile) have been accredited with a copy authentic oft hereferred scriptures; and verified electronically by me, the Notary, in the Mercantil Registry. -------------

The appearing party assures me that he is in the current exercise of his position, that his his faculties have not been suspended, revoked, limited or conditioned in mode any, that the entity they represent enjoys full legal personality and capacity to act current and that have not changed the object and the registered office of the company. and me, he Notary, I consider that he has faculties sufficient for the granting of this deed of TRANSFORMATION FROM SL TO SA

---- LAW 10/2010.- I, the Notary Public, certify expressly that I have complied with the obligation of identification of the beneficial owner that imposes Law 10/2010, of April 28, and its regulations approved by RD 304/2014, of May 5, whose result, as stated, is recorded in the minutes authorized by me, the undersigned Notary, theNovember 8, 2022, number 5,404 of protocol, which shows me, declaring under its responsibility, not having modified its content and that it acts on behalf own, and not third parties, by virtue of mandate improper, fiduciary business or third party different from the beneficial owner, as beneficiary last of the economic consequences of business. -----------------------------

B.-) And, in addition, in name and representation of the company of Spanish nationality named “UMBRELLA SOLAR INVESTMENT,SA”, with CIF number A98988819; domiciled in 46004-Valencia, Plaza de America, number 2, 4AB. -----------------

It was established, for an indefinite period, under the name “UMBRELLA CAPITAL, SL” in deed granted on March 27, 2018 before the Notary of Valencia, DON LUIS CALABUIG DE LEYVA, with protocol number 398. -----

Registered in the Mercantile Registry of Valencia, volume 10,482, book 7,763, sheet 109, sheet no. V-181.400, 1st inscription. -------

This society is the result of the transformation into a Public Limited Company, of the Limited Company “UMBRELLA SOLAR INVESTMENT, SL”, as a consequence of the deed authorized by the Notary of Valencia DON LUIS CALABUIG DE LEYVA on June 10, 2022, protocol number 2,286, being registered in the aforementioned Mercantile Registry of Valencia, to volume 10482, page 111, sheet V-181400, inscription 6th. ---------------------

Modified its company name by the current in deed granted on March 14 of 2022 before the same Notary of Valencia, Mr CALABUIG DE LEYVA, with protocol number 937, and declared the loss of his unipersonality, through another granted by the same notary, on May 31, 2022, number 2,149 of protocol. Modified the nominal value of the shares (Split), by authorized deed by the same notary Mr. Calabuig de Leyva, on July1, 2022, number 2,659 of protocol, being registered in the aforementioned Mercantile Registry of Valencia, volume 10482, sheet 111, sheet V-181400, 7th inscription; and finally increased its share capital, through another authorized by me, the undersigned Notary, on July 22, 2022, number 3,907 of protocol, which caused the 8th inscription. --------------------

Its CORPORATE PURPOSE is made up of the following activities (CNAE main activity 74.90. Other professional, scientific and techniques): “a) The acquisition, distribution and sale of electrical and electronic material for the development of energy projects renewable. b) The promotion, design, construction, exploitation and sale of photovoltaic or other solar plants, photovoltaic or other solar plants renewable energy and the creation and participation in companies and societies related to renewable energy. subscription, derivative acquisition, holding,

c)	The subscription, derivative acquisition, possession, enjoyment, administration or disposal of transferable securities, shares and social participations, except those activities subject to special legislation, through the corresponding organization of material and personal means.

d)	The provision, to the companies in which it participates and to third parties, of consulting services, market research, advice and technical assistance in relation to the administration and management of the entities and their human and material resources, with their financial structure or with its technical, productive or commercialization processes”.

Its legitimacy for this act is: ----

Of his appointment as Director, for a six years term and CEO, with all the delegated powers of the Board, of the resolutions adopted by the General Meeting of partners of the entity, of a universal nature, and of t he Board of Directors, dated 6 June 2022, raised to the public in the aforementioned deed of transformation, authorized copy which I have had in view, caused the inscription 6th. -------------------------------

The appearing party assures me that he is in the current exercise of his position, that his faculties have not been suspended, revoked, limited or conditioned in mode any, that the entity it represents enjoys full legal personality and capacity to act current and that have not changed the object and the registered office of the company. And I, the Notary, consider that he has faculties sufficient for the granting of this writing in the re viewed heading. ------

LAW 10/2010.- I, the Notary Public, certify expressly that I have complied with the obligation of identification of the beneficial owner that imposes Law 10/2010, of April 28, and its regulations approved by RD 304/2014, of May 5, whose result, as stated, is recorded in the minutes authorized by the notary of Valencia Mr. Luis Calabuig de Leyva, on July 26, 2018, protocol number 1,300, declaring under his responsibility, not having modified its content, and that it acts on behalf own, and not third parties, by virtue of mandate improper, fiduciary business or third party different from the beneficial owner, as beneficiary last of the economic consequences of business. ---------------------

I identify you by your identity document previously reviewed. Record their personal circumstances of their demonstrations. --------

It has, in my opinion, as it intervenes, the legal capacity necessary to formalize the present granting, and consequently, -------

---------- SAYS AND GRANTS ----------------

FIRST. - That Mr. Enrique Selva Bellvís, in execution and fulfillment of agreements adopted by the Sole Partner Decisions of the company dated February 1, 2023 and for its Board of Directors, also on date February 3, 2023, raises to public the agreements contained in the certification that has remained attached to this writing forming part integral and substantive of the same, which are given reproduced here to avoid repetition unnecessary. ------------------

Consequently:-------------------------

1.-The company “TURBO ENERGY, LIMITED PARTNERSHIP”, without changingits personality that continues to subsist under the new shape, which is transformedinto“TURBO ENERGY PUBLIC LIMITED COMPANY”-.-------------------

The appearing party records that the publication of transformation notices of the entity in Public Limited Company, in compliance with the provisions of article 14 of Law 3/2009, of April 3, on structural modifications of mercantile companies, has been carried out through the publication in one of the major newspapers circulation of the province LA RAZÓN -COMUNITAT VALENCIANA- dated February 6, 2023 and in the BORME dated February 6, 2023, I was exhibit a copy of the same that I incorporate into my matrix. -------------------

2.- The transformation balance is approved of the company closed on September 30 2022. -----------------

The Balance to which refers to the incorporated certification. ----------------------------

It is also protocolized with this matrix, the Balance closed the day before the agreement dated January 31, 2023, as well as the Report on significant changes that have taken place. -------------------------

3.- As a consequence of the transformation, the company participations have been annulled, which has been recorded by the Administrative Body in the Book of the society. -----------------

The company’s share capital remains unchanged, which continues to be two million five hundred four thousand two hundred eighty-five euros (€2,504,285), fully subscribed and paid up. However, by virtue of the Sole Shareholder Decisions incorporated into this matrix, it is agreed to modify the nominal value of the shares without changing the number of share capital (Split). passing the nominal value of the shares of one euro (1 €) to five cents of euro (€0.05) per share, with the consequent increase in the number of shares, which multiplied by twenty and, where appropriate, the share capital in what follows remains represented and divided by fifty million eighty-five thousand seven hundred (50,085,700) equal shares of five euro cents (€0.05) face value each, numbered correlatively from number 1 to 50,085,700, both included, fully paid up, an amount equal to the sum of the face value of the shares currently in circulation. The shares are represented by book entries. -

As a consequence of all of the foregoing, it is agreed to amend article 6 of the Bylaws which, as a consequence of this agreement, will hereinafter be worded as follows:

“ARTICLE 6.- SHARE CAPITAL. --------------

The share capital, which is fully disbursed is set at TWO MILLION FIVE HUNDRED FOUR THOUSAND TWO HUNDRED EIGHTY-FIVE EUROS (€2,504,285), and is divided into FIFTY MILLION EIGHTY-FIVE THOUSAND SEVEN HUNDRED (50,085,700) shares, with a nominal value each one of FIVE EURO CENTS (€0.05), and numbered consecutively from 1 to 50,085,700.”. -------------------------

The shares are assigned to the sole shareholder in proportion to the face value of the shares that he owned, being the names, number and numbering of the shares awarded those listed below continuation, having been annulled and disabled the whole shares of the company and its representative titles and having been expressly accepted the aforementioned adjudication by the partners present in the aforementioned meeting of Decisions of Sole Partner: -------------

UMBRELLA SOLLAR INVESTMENT S.A., domiciled for these purposes at Plaza de América, 2, 4AB, Valencia – 46004, and CIF A98988819, owns 50,085,700 shares, numbers 1 to 50,085,700, both inclusive, and is awarded 50,085,700 shares, numbers 1 to 50,085,700, both inclusive.

The Company’s assets cover the share capital, which is fully subscribed and paid up. ---------------------

SECOND.- As a consequence of the transformation of the Company into a PPPublic LLimited Company, and of the statutory modifications adopted, are repealed, in their entirety, the Bylaws that have been in force until the moment of transformation, and remains approved a new text of the same includes all agreed modifications, being united to the incorporated Certification, as an integral part thereof, and giving reproduced here to avoid repetition unnecessary. -

Of said Statutes, the corporate purpose, registered office, duration, nationality, as well as the name of society, although substituting, necessary consequence of the Transformation, the expression LIMITED SOCIETY for PUBLIC LIMITED COMPANY.

THIRD.- The Sole Administrator, the company of Spanish nationality called “UMBRELLA SOLAR INVESTMENT, S.A.”, represented physically by Mr. Enrique Selva Bellvís, thanking you for the services rendered and approving his management. -------------------------

The structure of the Administrative Body is modified, which is established in a Board of Directors.-------------------

Directors of the company are appointed by statutory term to the following persons: Don Enrique Selva Bellvís, Don Mariano Soria Hernandez and Don Miguel Valldecabres Polop. ----

Your personal circumstances, acceptance and declaration of non-incompatibility work in the united certification.

The acceptance and declaration of no incompatibility on the part of Mr. Selva work in the certification unit, ratifying in This act. --------------

The acceptance and declaration of no incompatibility on the part of Mr. Soria results from the letter addressed to the Society photocopy of which, with the value of testimony, is incorporated into this writing, whereas I, the Notary Public, legitimate the signature of Mr. Soria for having been placed in my presence. -----------------

The acceptance and declaration of no incompatibility on the part of Mr. Valldecabres results from the letter addressed to the Society is incorporated into this writing, whereas I, the Notary Public, legitimate the signature of Mr. Soria for having been placed in my presence. --------------------

Likewise, the charges of the Board of Directors, under the terms outlined in the unit certification. ----------

Your personal circumstances, acceptance and declaration of non-incompatibility work in the united certification. ------

Ramón Ruiz de la Torre is appointed Secretary non- Director of the Mr. Ramón Ruiz de la Torre Esporrín was Esporrín. ----------------------

Ms. Maria Vanessa Bigata Rodriguez is appointed Vice-Secretary of the company. ----------

Their personal circumstances, acceptance and declaration of declaration of non-incompatibility are set out in the attached certificate. --------------------------

The following is appointed General Manager of the company Mr. Mariano Soria Hernández is appointed General Manager of the company. It is incorporated as an appendix to the minutes of the meeting, which resolutions of the Board of Directors to the minutes of the Board of Directors which are hereby made public the Senior Management contract signed between the parties. parties. ------------------------------

THIRD BIS.- The company “UMBRELLA SOLAR INVESTMENT, S.A.”, through its representative in this act, in its capacity as former owner certifying faculty, and for the purposes provided for in Article 111 of the Regulations of the Mercantile Registry, declares to know and accept the agreements elevated to public, consenting their immediate registration in the Registry Mercantile, and waiving any opposition to them. -

FOURTH.- The report prepared by the expert Registry-appointed independent Mercantile, and the addendum to it, appear Attached to the Certification incorporated to this deed, which is issued and signed digitally by Don Antonio Hipólito Agulló de the Prida. ----------------------

FIFTH.- NO existence of holders of special rights other than social shares. It is recorded that there are no holders of special rights other than the shares into which the share capital was divided. ---------

SIXTH.- Cancellation of the Company Participations and Substitution by shares represented by book entries. - The Sole Partner agreed that the system of representation of the shares be through book entries. Consequently, the The Company’s shares have been canceled and the new shares representing the company’s capital stock, in its new configuration as a public limited company, have been awarded to the partners in proportion to the nominal value of the shares they previously held. The accounting records will be kept by Sociedad de Gestión de los Sistemas de Registro y Compensación y Liquidación de Valores, S.A. (IBERCLEAR) and the entities participating in it.

The appearing party states that once a copy of this deed has been delivered to IBERCLEAR, the issuance of the letter of acceptance of this entity for the keeping of the accounting records is planned, so that it is presented together with the deed granted for its proof and registration in the Mercantile Registry. ---------------------------

Consequently, from all of the above, it is agreed to amend article 7 of the Bylaws, which will read as follows:------------------------------------------

“ARTICLE 7.- REPRESENTATION OF THE SHARES. -------------------------------------

1. The shares are represented by means of book entries. ar They are constituted as such by virtue of registration in the corresponding accounting record and are governed as established in the Market Law of Values and other complementary provisions.

2. The keeping of the accounting record of the values represented by annotations in account will be assigned to a designated entity by the Company among those entities that can perform this function in accordance with the current legislation.

3. Said entity will notify the Company transactions relating to shares. He The Administrative Body will be the competent one, in where appropriate, for the choice of the entity Responsible for keeping the accounting records.

4. The legitimation for the exercise of the rights of the shareholder, including, where appropriate, transmission, is obtained by registration in the accounting record that presumes legitimate ownership and empowers the registered owner to demand that the Company recognize him as a shareholder. Said legitimacy may be accredited through the display of the appropriate certificates, issued by the entity in charge of the accounting records. If the Company makes any subtraction in favor of the presumably legitimized party, it will be released from the corresponding obligation, even if the former is not the actual owner of the share, provided that it is carried out in good faith and without gross negligence.” ------

SEVENTH.- Pursuant to article 11 BIS of the Capital Companies Law, it has been approved to adopt the one located at the following address: www.turbo-e.com as the corporate website. ------------------------------------

EIGHTH.- The transfer of its registered office to the current one at Calle Isabel la Católica 8, Offices 50-51, 46004-Valencia is approved. ---------------

NINTH.- The total amount of the transformation expenses of this Company, those paid and those foreseen, is estimated to amount to approximately seven thousand euros. --------------------------------------------

TENTH.- Partial Registration. -------------- In accordance with the provisions of Article 63 of the Mercantile Registry Regulations, the representation of the company requests the partial registration of this deed, in the event that any of its clauses, or of the facts, acts or legal transactions contained in her and susceptible to registration, suffers from a defect, in the opinion of Mr./Ms. Registrar, that prevents the practice of the same. ---------------------

In the event that the registration is suspended or denied in whole or in part, it is expressly requested that the communication to the Notary It is done by telematic means to the email address that appears in the heading. ----

ELEVENTH.- Telematic Processing. --------- The representation of the mercantile requires me, the Notary Public, to NOT send electronically to the Mercantile Registry of the domicile of the company authorized copy email of this writing. ---------

TWELFTH.- Taxation. -------------------- Mr. Selva requests from the office The liquidator should note that in accordance with article 3 of Royal Decree Law 13/2010, which modifies the Consolidated Text of the Law on Property Transfer Tax and Documented Legal Acts, the transformation of companies is considered a subject act but EXEMPT from the Tax on Patrimonial Transfers and Documented Legal Acts. -----------------------

------------GRANT AND AUTHORIZATION ---------

This is granted, after making the legal reservations and warnings, especially about the obligations, rights and warnings contained in the following laws and regulations: ---

In accordance with the provisions of the Data Protection regulations, it is reported that the personal data of the participants will be processed by the authorizing Notary, whose contact details appear in this document. The purpose of the treatment is the to exercise the functions of the notarial activity and its billing. The data provided will be retained as long as maintain the relationship with the interested party and do not request its deletion or during the years necessary to fulfill the obligations legal. ------------------

The legal basis of the treatment is the exercise of notarial public functions, which requires that the data be provided to the Notary and would prevent his intervention otherwise. Communications will be made provided for in the Law to Public Administrations and, where appropriate, to the Notary that succeeds the current one in office. The participants may exercise the rights of access, rectification, deletion, limitation of treatment, opposition or, where appropriate, the portability of their data. Faced with any violation of rights, a claim can be filed with the Spanish Agency for Data Protection.

If data of persons other than the participants are provided, they must have previously informed them of everything provided in article 14 of the GDPR. The contact information of the data protection delegate is dpd@aequus.es. -----------------------------

The term for the presentation of the self-assessment, along with the document or the substitute written declaration of the document, will be one month from today, from date to date, warning of the possible responsibilities in case of non- compliance, and In particular and for tax purposes, I warn of the tax obligations and responsibilities incumbent on the parties in their material, formal and sanctioning aspect, and of the consequences of any kind that may derive from statements or falsehoods in a public or commercial document, stating that They acknowledge and fully assume the content of the present. --------------------

In compliance with the provisions of the Third Additional Provision of Law 8/1989 of April 13, I certify that the account of customs duties accrued by this grant, resulting from the application of numbers 2, 4, 5, 6 and 7 of the Tariff, according to Royal Decree number 1,426/89, of November 17, having taken the declared one as the calculation basis, amounts (not including VAT) to the amount of EUROS:

This deed has been read in its entirety by me to the appearing party, by their choice, in accordance with the provisions of article 193 of the Notarial Regulations, states that he is duly informed of the content of this public instrument, for which he freely gives his consent, and ratifying it signs with me, the Notary Public, of all of which,

I CERTIFY, as well as that this granting is in accordance with the law and to the duly informed will of the grantor and to be extended in fifteen pages of exclusive paper for notarial documents, series and numbers of the present and the previous ones in order.- Follow the signature of the appearing party. Signed: Alejandro Cervera Taulet.- Initialed.- There is the seal of the Notary. ---------------------------

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----------- CONNECTED DOCUMENTS FOLLOW ----------

CERTIFICACIÓN DE LOS ACUERDOS DE TRANSFORMACIÓN DE TURBO ENERGY, SOCIEDAD LIMITADA UNIPERSONAL EN SOCIEDAD ANÓNIMA, ADOPTADOS EN VIRTUD DE LAS DECISIONES DEL SOCIO ÚNICO, DE FECHA 1 DE FEBRERO DE 2023 Y DE ACUERDOS ADOPTADOS EN EL CONSEJO DE ADMINISTRACIÓN DE 3 DE FEBRERO DE 2023

RAMÓN RUIZ DE LA TORRE ESPORRIN, con DNI 29165622-N, en su condición de **SECRETARIO NO CONSEJERO DEL CONSEJO DE ADMINISTRACIÓN** de **TURBO ENERGY, S.L.U. en transformación a S.A** (en adelante, "**TURBO ENERGY**" o la "**Sociedad**"), con domicilio en Calle Isabel la Católica 8, Oficinas 50-51, 46004-Valencia, provista de CIF N.º B98569619 e inscrita en la Hoja V-155858 del Registro Mercantil de Valencia

CERTIFICO:

I.- Que en el libro de Actas de la sociedad **TURBO ENERGY, S.L.U.**, (en transformación a S.A), resulta que el día 1 de febrero de 2023, a las nueve horas, en el domicilio social, "UMBRELLA SOLAR INVESTMENT, S.A.", debidamente representada por D. Enrique Selva Bellvis en su condición de Consejero Delegado, como socio único de TURBO ENERGY, S.L.U. (en adelante, el "**Socio Único**"), ejerciendo las competencias propias de la Junta General de la misma, de conformidad con el artículo de 15 de la Ley de Sociedades de Capital, y la vista de los documentos e informes preceptivos que tuvo a su disposición, adoptó las siguientes **DECISIONES**, cuyo tenor literal se transcribe a continuación:

PRIMERA. - Se declara aprobado el balance de transformación de la Sociedad cerrado el día 30 de septiembre de 2022, que se une a la presente Acta como anexo con la siguiente modificación:

El capital social de la Sociedad a fecha de la presente decisión asciende a 2.504.285 euros, representado por 2.504.285 -hasta la presente transformación participaciones sociales y en lo sucesivo acciones- de 1 euro de valor nominal cada una de ellas. Cifra de capital que resulta del capital de 4.285€ existente a fecha del Balance de Transformación de 30 de septiembre de 2022 y de su ampliación aprobada por decisión del Socio Único de fecha 30 de diciembre de 2022 (modificación que no altera el valor del Patrimonio Neto de la Sociedad, sino su composición, aumentando la cifra de capital) quedando aprobado en consecuencia, tanto el referido balance cerrado a 30 de septiembre de 2022 como la modificación indicada.

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NOTARIA DE D. ALEJANDRO CERVERA TAULET
NIHIL PRIUS FIDE
VALENCIA

Asimismo, se hace constar:

a) La Sociedad está obligada a someter sus cuentas a auditoria por lo que el balance indicado ha sido auditado por Deloitte, S.L. (auditora de la compañía) que ha emitido el 17 de noviembre de 2022, el correspondiente informe, que se adjunta a la presente Acta en los términos que resultan del mismo.

b) El Socio Único ha tenido a su disposición el informe del experto independiente INTERCONTROL AUDITORES Y CONSULTORES, S.L.P.U., nombrado por el Registro Mercantil de Valencia sobre la valoración del patrimonio no dinerario que se adjunta a la presente Acta, en los términos que resultan del mismo.

c) En cuanto a modificaciones patrimoniales significativas que hayan podido tener lugar con posterioridad al cierre del balance hasta la fecha de la presente decisión, ya se ha indicado que el Socio Único, como tal, conoce que desde el cierre del balance de 30 de septiembre de 2022 hasta esta fecha se ha adoptado el acuerdo de ampliación de capital de 30 de diciembre de 2022, balance y modificación expresamente aprobados previamente.

d) Como resulta del Balance adjunto, cerrado el día anterior a este acuerdo de transformación, se constata que el patrimonio cubre el capital social y que éste está íntegramente desembolsado.

SEGUNDA. - Se transforma la compañía en una Sociedad Anónima, adoptando el tipo social propio de estas sociedades.

La Sociedad conserva su personalidad jurídica y continúa subsistiendo bajo la nueva forma social, pasando a denominarse **"TURBO ENERGY, SOCIEDAD ANÓNIMA UNIPERSONAL"**.

TERCERA. - Modificación del Domicilio Social y consecuente modificación del artículo 3º de los Estatutos Sociales de la Sociedad.

El Socio Único, acuerda fijar el domicilio social en Calle Isabel la Católica 8, Oficinas 50-51, 46004-Valencia. En consecuencia, se modifica el artículo 3º de los Estatutos Sociales de la Sociedad, que en adelante queda redactado literalmente como sigue:

"ARTÍCULO 3.- DOMICILIO

1. *La sociedad tiene su domicilio social en Calle Isabel la Católica 8, Oficinas 50-51, 46004-Valencia.*

2. *El órgano de administración podrá acordar el traslado de su domicilio social dentro del mismo término municipal, así como*

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establecer sucursales, agencias, delegaciones y representaciones en la medida y lugar que estime oportuno."

CUARTA. – Capital social y adjudicación de acciones y acuerdos complementarios.

Como consecuencia de la transformación, quedan anuladas las participaciones sociales y asignadas las acciones nominativas al Socio Único de la entidad: **Umbrella Solar Investment, S.A.** con domicilio en Plaza América, 2-4 Ab 46004 Valencia, con N.I.F. B-98988819 e inscrita en el Registro Mercantil de Valencia en la hoja 155858 y cuyos restantes datos identificativos constan en tal inscripción y no han sufrido variación.

A cada una de las participaciones existentes corresponderá una de las nuevas acciones.

Tanto la sustitución de las participaciones sociales por acciones nominativas como su asignación se harán constar por el órgano de administración en el Libro correspondiente de la sociedad.

QUINTA. – Modificación del Valor Nominal de las acciones sin alteración de la cifra del capital social (Split) de UN EURO (1 €) a CINCO CÉNTIMOS DE EURO (0,05 €) por acción. Consiguiente desdoblamiento de las acciones de la Sociedad en proporción 1 a 20 (20 nuevas acciones por cada acción antigua). Adaptación de la redacción del artículo 6º de los Estatutos Sociales.

El Socio Único, acuerda modificar el valor nominal de las acciones sin alteración de la cifra de capital social, pasando el valor nominal de las acciones de UN EURO (1 €) a CINCO CÈNTIMOS DE EURO (0,05€) por acción, con el consiguiente aumento del número de acciones, que se multiplicará por veinte.

Se acuerda, por tanto, desdoblar las acciones en que se divide el capital social de la entidad, en la proporción de veinte acciones nuevas por cada una acción de las antiguas.

Expuesto cuanto antecede el capital social de la compañía, cuyo importe nominal total no se ve alterado como consecuencia de lo anterior, pasa a estar representado por CINCUENTA MILLONES OCHENTA Y CINCO MIL SETECIENTAS (50.085.700) acciones, acumulables e indivisibles, de CINCO CÉNTIMOS DE EURO (0,05 €) de valor nominal cada una de ellas, de una misma serie y clase.

Consecuencia de todos lo anterior, se acuerda modificar el artículo 6 de los Estatutos Sociales que, como consecuencia del presente acuerdo, quedará redactado en lo sucesivo como sigue:

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NOTARIA DE D. ALEJANDRO CERVERA TAULET
NIHIL PRIUS FIDE
VALENCIA

"ARTÍCULO 6.- CAPITAL SOCIAL

El capital social, que está totalmente desembolsado se fija en DOS MILLONES QUINIENTOS CUATRO MIL DOSCIENTOS OCHENTA Y CINCO EUROS (2.504.285 €), y está dividido en CINCUENTA MILLONES OCHENTA Y CINCO MIL SETECIENTAS (50.085.700) acciones, con un valor nominal cada una de ellas de CINCO CÉNTIMOS DE EURO (0,05 €), y numeradas correlativamente del 1 al 50.085.700."

Tras el Split quedan asignadas las acciones al accionista único, esto es, recibiendo 20 nuevas acciones por cada acción antigua, tal y como sigue:

- **UMBRELLA SOLLAR INVESTMENT S.A.**, con domicilio a estos efectos en la Plaza de América, 2, 4AB, Valencia – 46004, y CIF A98988819, es titular de 47.581.415 acciones nuevas en canje a las 2.504.285 acciones de las que era propietario hasta las presentes decisiones de Socio Único.

SEXTA. – Se aprueban los nuevos Estatutos de la sociedad que están extendidos en 14 folios que se adjuntan a la presente, derogando los previos estatutos sociales.

En este sentido la aprobación de unos nuevos estatutos sociales prevista en las presentes Decisiones de Socio Único también incluye adaptar su contenido a los estándares de mercado de las sociedades que cotizan en el segmento de negociación NASDAQ MARKET (*National Association of Securities Dealers Automated Quotation*) (en adelante, **"NASDAQ"**), así como a la normativa del mercado que impone determinados derechos y obligaciones a favor de los accionistas en caso de cambio de control o posterior exclusión de cotización de las acciones de la Sociedad y por tanto, el Socio Único aprueba un nuevo texto refundido de los Estatutos Sociales sustituyendo la totalidad del actual texto de los Estatutos, por el que figura anexo al presente Acta.

SÉPTIMA. – Aprobación del cambio del órgano de administración de Administrador Único a Consejo de Administración

Con ocasión de la transformación, el Socio Único acuerda la modificación del sistema de administración actual de Administrador Único a un Consejo de Administración. Por tanto, aprueba el cese del actual Administrador Único UMBRELLA SOLAR INVESTMENT, S.A., provista de CIF número A98988819, y de su persona física representante D. ENRIQUE SELVA BELLVÍS, que presentes en la reunión se dan por notificados.

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También se aprueba por el Socio Único fijar como sistema de administración el de un Consejo de Administración con la regulación de su funcionamiento previsto en los nuevos artículos 21 a 27.ter. ambos inclusive y que figuran en el texto refundido que ha sido objeto de aprobación en la presente Decisiones de Socio Único y a la que se remiten para evitar reiteraciones innecesarias.

OCTAVA. – Nombramiento de Consejeros y fijación de número de Consejeros

Como consecuencia del cambio de sistema de administración y de conformidad con las previsiones en el texto refundido de los Estatutos Sociales aprobado, se procede a fijar en tres el número de Consejeros.

Además, se aprueba el Nombramiento como Consejeros en las personas de:

- **D. Enrique Selva Bellvís**, de nacionalidad española, mayor de edad, casado, ingeniero, vecino de Valencia, con domicilio a estos efectos en Calle Isabel la Católica 8, Oficinas 50-51,46004-Valencia, con DNI/NIF 33.458.501-X, en vigor.

- **D. Mariano Soria Hernández**, de nacionalidad española, mayor de edad, casado, ingeniero, vecino de Valencia, con domicilio a estos efectos en Calle Isabel la Católica 8, Oficinas 50-51,46004-Valencia, con DNI/NIF 29184359-G, en vigor.

- **D. Miguel Valldecabres Polop**, de nacionalidad española, mayor de edad, casado, empresario, vecino de Valencia, con domicilio a estos efectos en Calle Isabel la Católica 8, Oficinas 50-51, 46004-Valencia, con DNI/NIF 44850376-P, en vigor,

Se nombran a los Consejeros por el periodo estatutario de seis años previsto en el artículo 22 de los Estatutos Sociales.

En el caso del Consejero D. Enrique Selva Bellvís su aceptación se produce en el acto al adoptar las Decisiones como persona física representante, manifestando no encontrarse en causa de incompatibilidad o de prohibición legal (estatal o autonómica) alguna. El resto de consejeros manifestarán su aceptación mediante comunicación dirigida a la Sociedad.

[...]

NOVENA. – Solicitud de incorporación de las acciones de la Sociedad en el segmento de negociación NASDAQ MARKET (*National Association of Securities Dealers Automated Quotation*).

5

NOTARIA DE D. ALEJANDRO CERVERA TAULET
NIHIL PRIUS FIDE
VALENCIA

En línea con los acuerdos de transformación, el Socio Único acuerda solicitar la incorporación en el segmento de negociación NASDAQ de la totalidad de las acciones representativas del capital de la Sociedad actualmente en circulación, así como de aquellas acciones que en su caso se emitan entre la fecha de este acuerdo y la fecha de efectiva incorporación de las acciones de la Sociedad en NASDAQ (las "**Acciones**").

Delegación de facultades al Consejo de Administración.

En virtud de lo anterior, se autoriza al Consejo de Administración, con expresas facultades de sustitución en cualquiera de sus miembros y de apoderamiento a terceros cuando resulte conforme a Derecho, para:

(i) Solicitar en nombre y representación de la Sociedad, en el momento que estime oportuno, la incorporación de la totalidad de las acciones representativas del capital de la Sociedad en NASDAQ, y realizar cuantos trámites y actuaciones sean necesarios o convenientes a tal efecto ante los órganos reguladores de NASDAQ, Iberclear y cualesquiera otros organismos, registros o entidades públicos o privados.

(ii) Redactar, suscribir y presentar ante los organismos reguladores de NASDAQ el correspondiente *Prospectus F-1 y F-6* en los términos establecidos en la normativa del NASDAQ (conforme a la comisión que regula la bolsa de valores de Estados Unidos *Securities Exchange Comission, SEC*) sobre los requisitos y el procedimiento aplicables a la incorporación y exclusión en el segmento de negociación NASDAQ, asumiendo la responsabilidad por su contenido, así como cuantos suplementos al mismo sean precisos.

(iii) Negociar, suscribir y otorgar cuantos documentos públicos y privados sean necesarios en relación con la incorporación a cotización de las Acciones conforme a la práctica en este tipo de operaciones, incluyendo en particular, sin limitación, la solicitud del Código ISIN y, de los códigos aplicables conforme a la normativa del NASDAQ, así como la designación y suscripción de contratos con las personas y entidades que sean convenientes para el mejor fin de la operación, pactando los términos y condiciones que estime convenientes, incluyendo el Contrato de Aseguramiento o *Underwriting Agreement*, los Contratos de Asignación o Depósito o *Depositary Agreement*, y los Contratos necesarios para la creación de los *American Depositary Receipt o ADR* a la forma equivalentes.

(iv) Realizar cuantas otras actuaciones o gestiones sean necesarias o convenientes, así como formalizar, ejecutar y presentar cuantos documentos públicos o privados sean necesarios, sin limitación alguna, para la solicitud de incorporación de las Acciones de la Sociedad a negociación en NASDAQ.

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DÉCIMA. – ADOPCIÓN DE ACUERDOS ADICIONALES RELACIONADOS CON LA TRANSFORMACIÓN DE LA SOCIEDAD – ANULACIÓN DE LAS PARTICIPACIONES SOCIALES Y SUSTITUCIÓN POR ACCIONES REPRESENTADAS MEDIANTE ANOTACIONES EN CUENTA.

Habida cuenta de la Decisión SEGUNDA de transformación de la Sociedad y de la Decisión NOVENA de solicitud de admisión a cotización de la Sociedad en el segmento de negociación NASDAQ, el Socio Único acuerda que el sistema de representación de las acciones sea mediante anotaciones en cuenta.

La llevanza del registro contable corresponderá a la Sociedad de Gestión de los Sistemas de Registro y Compensación y Liquidación de Valores, S.A. (Iberclear), y a las entidades participantes en la misma.

Adicionalmente, se aprueba que la cotización en NASDAQ, sea mediante el sistema de ADR, y el depósito e inmovilización de todo o parte de las Acciones en los ADRs.

Asimismo, encontrándose presentes el Socio Único y dándose por enterado del presente acuerdo, acuerda, renunciar a la publicación de cualquier anuncio exigido en su caso por la legislación aplicable para completar la representación de las acciones en anotaciones en cuenta.

En este sentido, el Socio Único aprueba:

> *"1. Modificación del sistema de representación de las acciones.*
>
> *Teniendo en cuenta la intención de la Sociedad de solicitar la incorporación a negociación de la totalidad de las acciones de la Sociedad en NASDAQ, y con la finalidad de cumplir con la normativa de dicho mercado, se acuerda modificar el sistema de representación de las acciones, transformando los títulos representativos de las acciones en las que se divide el capital social actualmente en anotaciones en cuenta. La llevanza del registro contable corresponderá a la Sociedad de Gestión de los Sistemas de Registro, Compensación y Liquidación de Valores, S.A. Unipersonal ("**Iberclear**"), y a las entidades participantes en esta.*
>
> *2.Procedimiento de transformación.*
>
> *En caso de que para el Socio Único no se facilite o no se cuente con la información necesaria para poder completar los trámites precisos para la correcta alta de las acciones mediante deposito en cuenta de valores, se aprueba que se depositen como beneficiario final a nombre del Socio Único en una cuenta nominativa abierta a nombre la Sociedad.*

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NOTARIA DE D. ALEJANDRO CERVERA TAULET
NIHIL PRIUS FIDE
VALENCIA

En este sentido, el Socio Único acuerda facultar al Consejo de Administración, con expresas facultades de sustitución en cualquier de sus miembros, así como en el Secretario del Consejo de Administración, para que deposite en Iberclear o en cualquier otra institución pública o privada la documentación que sea necesaria para llevar a efecto la representación de las acciones mediante anotaciones en cuenta y realice las gestiones que fueran necesarias para que las acciones de la Sociedad estén representadas por medio de anotaciones en cuenta, en nombre y por cuenta de los accionistas, ante la entidad participante en Iberclear que designará al efecto el Consejo de Administración (o aquél o aquéllos de sus miembros o quienes les sean delegadas por el Consejo de Administración, en su caso, las facultades de gestión anteriormente referidas) dentro del plazo de un año desde la fecha del presente acuerdo. Del mismo modo, todos los accionistas se comprometen a llevar a cabo cuantas actuaciones complementarias fueren necesarias o convenientes por su parte para la efectiva representación de las acciones en anotaciones en cuenta.

3.Nueva redacción de los artículos 6 y 7 de los estatutos sociales

Como consecuencia de lo anterior, se decide dar una nueva redacción a los artículos 6 y 7 de los estatutos sociales de la Sociedad, que quedarán redactados como consta en el texto refundido de los estatutos sociales cuya aprobación se ha efectuado en el punto segundo del orden del día y que de nuevo consta a continuación:

"ARTÍCULO 6.- CAPITAL SOCIAL

El capital social, que está totalmente desembolsado se fija en DOS MILLONES QUINIENTOS CUATRO MIL DOSCIENTOS OCHENTA Y CINCO EUROS (2.504.285 €), y está dividido en CINCUENTA MILLONES OCHENTA Y CINCO MIL SETECIENTAS (50.085.700) acciones, con un valor nominal cada una de ellas de CINCO CÉNTIMOS DE EURO (0,05 €), y numeradas correlativamente del 1 al 50.085.700.

ARTÍCULO 7.- REPRESENTACIÓN DE LAS ACCIONES

1. *Las acciones están representadas por medio de anotaciones en cuenta. Se constituyen como tales en virtud de la inscripción en el correspondiente registro contable y se rigen por lo establecido en la Ley del Mercado de Valores y demás disposiciones complementarias.*

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2. *La llevanza del registro contable de los valores representados mediante anotaciones en cuenta será atribuida a una entidad designada por la Sociedad entre aquellas entidades que puedan desarrollar esta función conforme a la legislación vigente.*

3. *Dicha entidad comunicará a la Sociedad las operaciones relativas a las acciones. El Órgano de Administración será el competente, en su caso, para la elección de la entidad encargada de la llevanza del registro contable.*

4. *La legitimación para el ejercicio de los derechos del accionista, incluida, en su caso, la transmisión, se obtiene mediante la inscripción en el registro contable que presume la titularidad legítima y habilita al titular registral a exigir que la Sociedad le reconozca como accionista. Dicha legitimación podrá acreditarse mediante la exhibición de los certificados oportunos, emitidos por la entidad encargada de los registros contables. Si la Sociedad realiza alguna prestación a favor del presuntamente legitimado, quedará liberada de la obligación correspondiente, aunque aquél no sea titular real de la acción, siempre que la realice de buena fe y sin culpa grave."*

4.Delegación de facultades al Consejo de Administración.

Se faculta al Consejo de Administración, con expresas facultades de sustitución, en cualquiera de sus miembros o de apoderamiento a terceros, en la medida en que ello resulte conforme a Derecho, sin carácter limitativo y tan ampliamente como en Derecho sea necesario, para que:

(i) Otorgue la escritura en la que constará la elevación a público del presente acuerdo;

(ii) Deposite en Iberclear, o en la entidad o entidades participantes en Iberclear que designe el Consejo de Administración (o, en su caso, aquel o aquellos de sus miembros a quienes el Consejo de Administración les delegue las oportunas facultades para efectuar dicha designación), y en los órganos reguladores de NASDAQ donde se va a solicitar la incorporación de las acciones, una copia de la referida escritura;

(iii) Comunique a Iberclear su designación como entidad encargada de la llevanza del registro de anotaciones en cuenta de la Sociedad y solicite la expedición del certificado previsto en el apartado 4 del artículo 122 del Reglamento del Registro Mercantil;

9

(iv) Nombre a una entidad participante en Iberclear como agente de la Sociedad para que realice la comunicación de la titularidad de la totalidad de las acciones a nombre de los accionistas de la Sociedad a Iberclear y sus entidades participantes; y; realice cuantas otras actuaciones o gestiones sean necesarias o convenientes para la transformación en anotaciones en cuenta de los títulos representativos de las acciones."

UNDÉCIMA. – Aprobación Web corporativa:

De conformidad con el artículo 11 BIS de la Ley de Sociedades de Capital, se ha aprobado adoptar como página web corporativa la ubicada en la siguiente dirección: www.turbo-e.com.

DUODÉCIMA. – Asimismo, se hace constar y se certifica que:

La identidad de los, a partir de ahora, accionistas y sus datos identificativos constan en el acuerdo cuarto; la voluntad de los socios de transformar la sociedad limitada en una sociedad anónima en los términos previstos en los artículos 3 y siguientes (y concordantes y complementarios de la Ley 3/2009, de 3 de abril, sobre modificaciones estructurales de las sociedades mercantiles) ha sido expresada previamente; el capital social ha sido expresado, es superior al mínimo legal, constan las acciones en las que se divide, habiendo sido el capital íntegramente suscrito y desembolsado en los términos indicados; los Estatutos sociales son los que constan adjuntos de los que resulta la denominación, domicilio, objeto social (que no ha sufrido modificación); el nuevo órgano de administración y la identidad de los consejeros nombrados consta en el acuerdo previo correspondiente.

En esta Sociedad no existen titulares de derechos especiales y la Sociedad no ha emitido obligaciones u otros valores.

Al adoptarse el acuerdo en virtud de las Decisiones de Socio Único no ha sido precisa la puesta a disposición o envío de la información a que se refiere el apartado primero del artículo 9 de la Ley de Modificaciones Estructurales.

No hay obligaciones de Socio Único pendientes de cumplimiento.

El Secretario del Consejo manifiesta expresamente que la titularidad de las acciones se hará constar en el registro de accionistas una vez finalizados los trámites ligados al proceso de transformación a anotaciones en cuenta que incluyen la aceptación de IBERCLEAR como entidad encargada del registro contable y otros trámites de alta de las acciones.

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DECIMOTERCERA. – Facultar a cualquiera de los Consejeros y al Secretario no Consejero, para que, con carácter solidario e indistinto cada uno de ellos, por sí mismo, e incluso aunque incurra en la figura jurídica de autocontratación, múltiple representación o existan intereses contrapuestos con esta Sociedad, pueda ejecutar y elevar a público todos los acuerdos adoptados por las Decisiones de Socio Único, autorizándole para realizar cuantos actos sean precisos o convenientes para la ejecución y efectividad de la Transformación. En particular y sin carácter limitativo, se le faculta para:

(i) Aclarar, precisar y completar los acuerdos adoptados y resolver cuantas dudas o aspectos se presenten, subsanando y completando cuantos defectos u omisiones impidan u obstaculicen la efectividad o inscripción de los correspondientes acuerdos o decisiones pudiendo por sí mismo, realizar las subsanaciones, aclaraciones, o complementos pertinentes para salvar, en su caso, los defectos de que pudiera apreciar la calificación registral, e incluso para solicitar y obtener la inscripción parcial en los términos reglamentarios o cualquier otra calificación desfavorable de cualquier otro registro, órgano o autoridad, incluida la fiscal.

(ii) Redactar y publicar los anuncios, publicaciones o en su caso, notificaciones, de la transformación que fueran pertinentes y publicar los acuerdos adoptados por las Decisiones de Socio Único en los términos legales, así como realizar la entrega o puesta a disposición de interesados de documentación.

(iii) Otorgar las pertinentes escrituras públicas, y, en general, el otorgamiento de cuantos otros documentos públicos o privados fueren procedentes.

(iv) Realizar los actos, declaraciones y/o acuerdos que sean precisos o necesarios para la más completa formalización, ejecución y desarrollo de los acuerdos adoptados por las Decisiones de Socio Único (incluyendo, en su caso, la solicitud de las autorizaciones correspondientes) ante las personas físicas o jurídicas, públicas o privadas y ante los registros públicos competentes, hasta la plena efectividad de la transformación, en especial de la Agencia Tributaria o autoridad fiscal competente y solicitar, en su caso, el régimen fiscal especial correspondiente.

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NOTARIA DE D. ALEJANDRO CERVERA TAULET - VALENCIA - NIHIL PRIUS FIDE

IGUALMENTE CERTIFICA

I. Que obra a mi cargo, aprobada al finalizar la reunión, el Acta de la reunión del Consejo de Administración de la Sociedad celebrada en Valencia, el 3 de febrero de 2023, en la que actuaron como Presidente D. Enrique Selva Bellvis y yo, como Secretario no Consejero del Consejo de Administración de la Sociedad.

II. Que según consta en el Acta, estaban presentes todos los Consejeros de la Sociedad; esto es, D. Enrique Selva Bellvis, D. Mariano Soria Hernández y D. Miguel Valldecabres Polop, acordaron por unanimidad constituirse en Consejo de Administración, declarándolo el Sr. Presidente válidamente constituido.

III. Que antes de proceder a la deliberación de los asuntos contenidos en el Orden del Día, el Secretario procedió a elaborar la Lista de Asistentes, la cual fue firmada por todos los Consejeros a continuación de su nombre en señal de aprobación de la constitución y celebración de la reunión.

IV. Que el Orden del Día, aprobado por unanimidad de los asistentes, fue el siguiente:

Primero. - Cese de UMBRELLA SOLAR INVESTMENT, S.A. representada por D. ENRIQUE SELVA BELLVIS, como Persona Física Representante de ésta, como Administrador Único de la Sociedad.

Segundo. - Designación de cargos del Consejo de Administración de la Sociedad.

Tercero. - Nombramiento de D. Mariano Soria Hernández como Director General de la Sociedad.

Tercero.bis. - Contrato del Director General de la Sociedad.

Cuarto. - Nombramiento de D. Ramón Ruiz de la Torre Esporrín como Secretario no Consejero de la Sociedad y de Dña. María Vanessa Bigata Rodriguez como Vicesecretaria de la Sociedad.

Quinto. - Delegación especial de facultades.

Sexto. – Redacción, lectura y, en su caso, aprobación del Acta de la sesión.

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V. Que tras la deliberación de los asuntos contenidos en el Orden del Día y sin haberse solicitado constancia escrita de ninguna de las intervenciones de los asistentes, se adoptaron por unanimidad, entre otros, los siguientes acuerdos que se transcriben literalmente a continuación:

PRIMERO. CESE DE UMBRELLA SOLAR INVESTMENT, S.A., REPRESENTADA POR D. ENRIQUE SELVA BELLVÍS, COMO PERSONA FÍSICA RERESENTANTE DE ÉSTA COMO ADMINISTRADOR ÚNICO DE LA SOCIEDAD.

El Consejo de Administración toma razón del cese de UMBRELLA SOLAR INVESTMENT, S.A. y de su persona física representante D. ENRIQUE SELVA BELLVÍS, presentada en sede conforme a la reunión de Decisiones de Socio Único celebrada inmediatamente antes del presente Consejo de Administración, y de la consiguiente modificación del órgano de administración de la Sociedad y nombramiento de Consejeros, adoptados en virtud de las Decisiones de Socio Único, ahora integrado por un Consejo de Administración, y del nuevo texto de los Estatutos Sociales como consecuencia de la transformación de S.L. a S.A. que incluyen en distintos apartados la regulación del Consejo de Administración.

SEGUNDO. DESIGNACIÓN DE CARGOS DEL CONSEJO DE ADMINISTRACIÓN DE LA SOCIEDAD.

De conformidad con el nombramiento de los Consejeros aprobado en sede conforme a la reunión de Decisiones de Socio Único, el Consejo de Administración acuerda por unanimidad nombrar y distribuir los cargos del Consejo de Administración, por plazo estatutario de seis años, conforme al siguiente detalle:

- **Presidente: D. Enrique Selva Bellvis**, mayor de edad, de nacionalidad española, casado, ingeniero, con domicilio a estos efectos, con domicilio en Calle Isabel la Católica 8, Oficinas 50-51, 46004-Valencia, y provisto con D.N.I. número 33458501X, en vigor.

- **Vocal: D. Mariano Soria Hernández**, mayor de edad, de nacionalidad española, casado, ingeniero, vecino de Valencia, con domicilio a estos efectos en Calle Isabel la Católica 8, Oficinas 50-51, 46004-Valencia, con DNI/NIF 29184359-G, en vigor.

- **Vocal: D. Miguel Valldecabres Polop**, mayor de edad, de nacionalidad española, casado, empresario, vecino de Valencia, con domicilio a estos efectos en Calle Isabel la Católica 8, Oficinas 50-51, 46004-Valencia, con DNI/NIF 44850376-P, en vigor.

Todas las personas designadas, según concurren, aceptan el cargo y toman posesión del mismo, manifestando no hallarse incursos en las incompatibilidades que en el artículo 213 de la Ley de Sociedades de Capital, ni

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en ninguna disposición legal, estatal o autonómica, en la medida en ellas determinadas.

TERCERO. NOMBRAMIENTO DE D. MARIANO SORIA HERNANDEZ COMO DIRECTOR GENERAL DE LA SOCIEDAD.

El Consejo de Administración propone el nombramiento como Director General de la Sociedad, por el mismo plazo para el que ha sido nombrado Consejero, al Consejero **D. Mariano Soria Hernández,** mayor de edad, de nacionalidad española, casado, ingeniero, vecino de Valencia, con domicilio a estos efectos en Calle Isabel la Católica 8, Oficinas 50-51, 46004-Valencia, con DNI/NIF 29184359-G, en vigor, delegando en el mismo todas las facultades legal y estatutariamente delegables.

D. Mariano Soria Hernández presente en este acto, acepta su nombramiento como Director General, declarando no estar incurso en ninguna de las incompatibilidades establecidas en la legislación aplicable, en el artículo 213 de la Ley de Sociedades de Capital, y demás disposiciones legales, estatales o autonómicas, en la medida en ellas determinadas.

[...]

CUARTO. NOMBRAMIENTO DE SECRETARIO NO CONSEJERO Y VICESECRETARIA NO CONSEJERA DE LA SOCIEDAD.

El Consejo de Administración acuerda por unanimidad nombrar como Secretario no Consejero del Consejo de Administración de la Sociedad, por plazo indefinido, a **D. Ramón Ruiz de la Torre Esporrín**, mayor de edad, de nacionalidad española, casado, abogado, con domicilio a estos efectos en Calle Príncipe de Vergara 38, 6ª planta, 28001-Madrid, y provisto de Documento Nacional de Identidad (D.N.I.) 29165622-N, en vigor.

D. Ramón Ruiz de la Torre Esporrín, presente en este acto, acepta el cargo para el que ha sido designado, declarando no estar incurso en causa legal alguna de incompatibilidad o prohibición para su ejercicio, especialmente las consignadas en el artículo 213 del Real Decreto 1/2010, de 2 de julio, por el que se aprueba el texto refundido de la Ley de Sociedades de Capital y demás disposiciones locales, autonómicas y estatales que resulten de aplicación.

Asimismo, el Consejo de Administración acuerda por unanimidad nombrar como Vicesecretaria del Consejo de Administración de la Sociedad, por plazo indefinido, a **Dña. María Vanessa Bigata Rodriguez**, Abogada, soltera, mayor de edad, con DNI 43544304Z, con domicilio a estos efectos en Plaza América, 2 - 4B - 46004 de Valencia.

Dña. María Vanessa Bigata Rodriguez, presente en este acto, acepta el cargo para el que ha sido designado, declarando no estar incurso en causa legal alguna de incompatibilidad o prohibición para su ejercicio, especialmente las consignadas en el artículo 213 del Real Decreto 1/2010, de 2 de julio, por el que se aprueba el texto refundido de la Ley de Sociedades de Capital y demás disposiciones locales, autonómicas y estatales que resulten de aplicación.

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QUINTO. DELEGACIÓN ESPECIAL DE FACULTADES.

Se acuerda facultar a todos los miembros del Consejo de Administración de la Sociedad, al Secretario no Consejero y a la Vicesecretaria no Consejero del Consejo de Administración de la Sociedad, para que, cualquiera de ellos, indistintamente, pueda, en nombre y representación de la Sociedad, comparecer ante Notario de su elección y elevar a público los presentes acuerdos, firmando al efecto cuantos documentos públicos o privados fuesen necesarios o útiles para ello, otorgando las escrituras públicas que sean necesarias, y realice las gestiones precisas hasta su inscripción en el Registro Mercantil de Valencia, lo que incluye cuantos actos o documentos de ratificación, ampliación, aclaración, subsanación o complementarios sean menester.

SEXTO. REDACCIÓN, LECTURA Y, EN SU CASO, APROBACIÓN DEL ACTA DE LA SESIÓN.

Y no habiendo más asuntos que tratar, se da por terminada la sesión, de la que se levanta la presente Acta, que inmediatamente a continuación es leída y firmada en prueba de conformidad por la totalidad de los presentes y firmada por el Secretario de la sesión, con el visto bueno del Sr. Presidente, en el lugar y fecha indicados en el encabezamiento.

Y PARA QUE ASI CONSTE, libro la presente certificación, con el visto bueno del Presidente en Valencia a 3 de febrero de 2023.

D. ENRIQUE SELVA BELLVIS	**D. RAMÓN RUIZ DE LA TORRE ESPORRIN**
Presidente del Consejo	**Secretario del Consejo de Administración**

A LOS EFECTOS DEL ARTÍCULO 111 DEL REGLAMENTO DE REGISTRO MERCANTIL EL ADMINISTRADOR SALIENTE FIRMA LA PRESENTE CERTIFICACIÓN:

D. ENRIQUE SELVA BELLVIS provisto de DNI número 33458501X en representación, -como Persona Física Representante- de **UMBRELLA SOLAR INVESTMENT, S.A.**, provista de CIF número A98988819, ésta en su condición **ADMINISTRADORA ÚNICA** de TURBO **ENERGY. S.L.U., (en transformación a S.A)**, con domicilio en Calle Isabel la Católica 8, Oficinas 50-51, 46004-Valencia, provista de CIF N.º B98569619 e inscrita en la Hoja V-155858 del Registro Mercantil de Valencia.

15

NOTARIA DE D. ALEJANDRO CERVERA TAULET
NIHIL PRIUS FIDE
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32 COMUNITAT VALENCIANA

Lunes. 6 de febrero de 2023 • LA RAZÓN

Puig confirma la tercera edición del Benidorm Fest

▶El impacto económico y social en la ciudad alicantina es innegable

A. G. Valenzuela. BENIDORM

La buena acogida que ha consolidado el festival de música del Benidorm Fest es innegable, por lo que el presidente de la Generalitat Valenciana, Ximo Puig, confirmó ayer que habrá tercera edición del festival en 2024.

Así lo anunció a los medios tras la proclamación de Blanca Paloma como ganadora del festival que la ha convertido en la representante de España en Eurovisión. «Su victoria es un acto de justicia histórica», señaló Puig, quien reivindicó el éxito de la nueva ilicitana en el año Nino Bravo, «el gran exponente de la música valenciana», precisamente cuando se cumple el 50 aniversario de su muerte.

[illegible]

La ciudad del momento

[illegible]

[illegible]

La corredora neerlandesa Floortje Mackaij, se impuso en solitario en la quinta edición de la Volta

¿Cuánto contamina la Volta Ciclista a la Comunitat?

▶Global Omnium colabora con la competición para saber cuál es la huella de carbono e hídrica

M. Clavero. VALENCIA

Medir cuánto contamina la Volta Ciclista a la Comunitat Valenciana (VCV) 2023, una competición que apuesta por el compromiso medioambiental y por la búsqueda de acciones para reducir el impacto de nuestras acciones.

[illegible]

La Vuelta a la Comunitat Valenciana acaba en el Oceanogràfic de Valencia

Huella de carbono

[illegible]

BOLETÍN OFICIAL DEL REGISTRO MERCANTIL

Núm. 25 Lunes 6 de febrero de 2023 Pág. 474

SECCIÓN SEGUNDA - Anuncios y avisos legales

TRANSFORMACIÓN DE EMPRESAS

391 *TURBO ENERGY, S.L. UNIPERSONAL*

Anuncio de Transformación en Sociedad Anónima

De conformidad con lo dispuesto en el artículo 14 de la Ley 3/2009 de 3 de abril, de Modificaciones Estructurales de las Sociedades Mercantiles, se hace público que, con fecha 1 de febrero de 2023, el Socio Único de Turbo Energy, S.L Unipersonal (en transformación a S.A) ejerciendo las competencias de la Junta General conforme al artículo 15 de la Ley de Sociedades de Capital, adoptó, entre otras, las siguientes decisiones:

- Transformación de la Sociedad de responsabilidad limitada (Turbo Energy, S.L Unipersonal) en una Sociedad Anónima (S.A.), adoptando el tipo social propio de estas sociedades. La sociedad conserva su personalidad jurídica y continúa subsistiendo bajo la nueva forma social, actuando en lo sucesivo bajo la denominación de "Turbo Energy, S.A. (Unipersonal)", en los términos previstos en la Ley de Modificaciones Estructurales.

Además, junto con el acuerdo de transformación, se adoptaron los acuerdos complementarios de la misma, tales como, la aprobación del balance de transformación de la sociedad, y sus modificaciones, el informe de los auditores y los nuevos Estatutos Sociales adecuados a su nueva forma social.

En este sentido, la cifra del capital social se mantendrá inalterada y, con ocasión de la transformación, el Socio Único acuerda la modificación del Órgano de Administración de Administrador Único a un Consejo de Administración.

Valencia, 1 de febrero de 2023.- El Presidente del Consejo de Administración, Enrique Selva Bellvís.

ID: A230004271-1

cve: BORME-C-2023-391
Verificable en https://www.boe.es

https://www.boe.es BOLETÍN OFICIAL DEL REGISTRO MERCANTIL

NOTARIA DE D. ALEJANDRO CERVERA TAULET
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Turbo Energy, S.L.U.

Balance a 30 de septiembre de 2022
y sus notas explicativas, junto con el
Informe de auditoría independiente

Deloitte.

Deloitte, S.L.
Avda. de Aragón, 30
Edificio Europa
46021 Valencia
España

Tel: +34 963 07 09 00
www.deloitte.es

INFORME DE AUDITORÍA DE BALANCE EMITIDO POR UN AUDITOR INDEPENDIENTE

Al socio de Turbo Energy, S.L.U., por encargo del administrador único:

Opinión

Hemos auditado el Balance de Turbo Energy, S.L.U. (la Sociedad), a 30 de septiembre de 2022, así como las notas explicativas del mismo que incluyen un resumen de las políticas contables significativas (denominados conjuntamente "el Balance").

En nuestra opinión, el Balance adjunto expresa, en todos los aspectos significativos, la imagen fiel del patrimonio y de la situación financiera de la Sociedad a 30 de septiembre de 2022 de conformidad con el marco normativo de información financiera que resulta de aplicación a la preparación de un estado financiero de este tipo (que se identifica en la nota 2-a de las notas explicativas adjuntas) y, en particular, con los principios y criterios contables contenidos en el mismo.

Fundamento de la opinión

Hemos llevado a cabo nuestra auditoría de conformidad con la normativa reguladora de la actividad de auditoría de cuentas vigente en España. Nuestras responsabilidades de acuerdo con dichas normas se describen más adelante en la sección *Responsabilidades del auditor en relación con la auditoría del Balance* de nuestro informe.

Somos independientes de la Sociedad de conformidad con los requerimientos de ética, incluidos los de independencia, que son aplicables a nuestra auditoría del balance en España según lo exigido por la normativa reguladora de la actividad de auditoría de cuentas. En este sentido, no hemos prestado servicios distintos a los de la auditoría de cuentas ni han concurrido situaciones o circunstancias que, de acuerdo con lo establecido en la citada normativa reguladora, hayan afectado a la necesaria independencia de modo que se haya visto comprometida.

Consideramos que la evidencia de auditoría que hemos obtenido proporciona una base suficiente y adecuada para nuestra opinión.

Aspectos más relevantes de la auditoría

Los aspectos más relevantes de la auditoría son aquellos que, según nuestro juicio profesional, han sido considerados como los riesgos de incorrección material más significativos en nuestra auditoría del Balance. Estos riesgos han sido tratados en el contexto de nuestra auditoría del Balance en su conjunto, y en la formación de nuestra opinión sobre este, y no expresamos una opinión por separado sobre esos riesgos.

Deloitte, S.L. Inscrita en el Registro Mercantil de Madrid, tomo [illegible], sección 8ª, folio 188, hoja M-[illegible], inscripción [illegible], C.I.F.: B-[illegible].
Domicilio social: Plaza Pablo Ruiz Picasso, 1, Torre Picasso, 28020, Madrid.

NOTARIA DE D. ALEJANDRO CERVERA TAULET
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Reconocimiento de ingresos

Descripción

Tal y como ha sido descrito en la nota 1 de las notas explicativas adjuntas, la actividad de la Sociedad ha consistido principalmente en la venta de material eléctrico y electrónico.

El reconocimiento de estos ingresos de acuerdo al marco normativo de información financiera que resulta de aplicación no resulta complejo, compone un elevado número de transacciones, parte de las cuales se encuentran pendientes de cobro al cierre del ejercicio al no haberse producido su vencimiento, en virtud de los acuerdos establecidos con los clientes.

Dadas estas circunstancias, hemos considerado que la ocurrencia del importe neto de la cifra de negocios y, en especial, de las transacciones pendientes de cobro al 30 de septiembre de 2022, es un aspecto relevante para nuestra auditoría.

Procedimientos aplicados en la auditoría

Nuestros procedimientos de auditoría para abordar dicho aspecto han consistido, entre otros, en la comprensión del proceso de reconocimiento de ingresos y cuentas a cobrar que tiene instaurado la Sociedad.

Asimismo, hemos aplicado procedimientos sustantivos en bases selectivas, tales como la revisión de la concordancia entre los importes devengados y registrados como ingresos por la Sociedad y la confirmación de clientes de las transacciones registradas por la Sociedad como saldos deudores registrados al 30 de septiembre de 2022.

Por último, hemos evaluado si los desgloses de información incluidos en las notas explicativas del balance adjunto en relación con este aspecto resultan adecuados a los requeridos por el marco normativo de información financiera aplicable a la Sociedad.

Responsabilidad del administrador único en relación con el Balance

El administrador único es responsable de formular el Balance de forma que exprese la imagen fiel del patrimonio y de la situación financiera de Turbo Energy, S.L. (Sociedad Unipersonal), de conformidad con el marco normativo de información financiera aplicable a la entidad para la preparación de un estado financiero de este tipo en España, y del control interno que considere necesario para permitir la preparación de un Balance libre de incorrección material, debida a fraude o error.

- 2 -

En la preparación del Balance, el administrador único es responsable de la valoración de la capacidad de la Sociedad para continuar como empresa en funcionamiento, revelando, según corresponda, las cuestiones relacionadas con la empresa en funcionamiento y utilizando el principio contable de empresa en funcionamiento excepto si el administrador único tiene intención de liquidar la sociedad o de cesar sus operaciones, o bien no exista otra alternativa realista.

Responsabilidades del auditor en relación con la auditoría del Balance

Nuestros objetivos son obtener una seguridad razonable de que el Balance en su conjunto está libre de incorrección material, debida a fraude o error, y emitir un informe de auditoría que contiene nuestra opinión.

Seguridad razonable es un alto grado de seguridad pero no garantiza que una auditoría realizada de conformidad con la normativa reguladora de la actividad de auditoría de cuentas vigente en España siempre detecte una incorrección material cuando existe. Las incorrecciones pueden deberse a fraude o error y se consideran materiales si, individualmente o de forma agregada, puede preverse razonablemente que influyan en las decisiones económicas que los usuarios toman basándose en el Balance.

En el Anexo se incluye una descripción más detallada de nuestras responsabilidades en relación con la auditoría del Balance. Esta descripción que se encuentra en las páginas 4 y 5 es parte integrante de nuestro informe de auditoría.

DELOITTE, S.L.
Inscrita en el R.O.A.C. nº S0692

Pablo Company Sáez
Inscrito en el R.O.A.C. nº 23.470

17 de noviembre de 2022

AUDITORES

DELOITTE, S.L.

2022

- 3 -

NOTARIA DE D. ALEJANDRO CERVERA TAULET
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Anexo de nuestro informe de auditoría

Adicionalmente a lo incluido en nuestro informe de auditoría, en este Anexo incluimos nuestras responsabilidades respecto a la auditoría del Balance.

Responsabilidades del auditor en relación con la auditoría del Balance

Como parte de una auditoría de conformidad con la normativa reguladora de la actividad de auditoría de cuentas vigente en España, aplicamos nuestro juicio profesional y mantenemos una actitud de escepticismo profesional durante toda la auditoría. También:

- Identificamos y valoramos los riesgos de incorrección material en el Balance, debida a fraude o error, diseñamos y aplicamos procedimientos de auditoría para responder a dichos riesgos y obtenemos evidencia de auditoría suficiente y adecuada para proporcionar una base para nuestra opinión. El riesgo de no detectar una incorrección material debida a fraude es más elevado que en el caso de una incorrección material debida a error, ya que el fraude puede implicar colusión, falsificación, omisiones deliberadas, manifestaciones intencionadamente erróneas, o la elusión del control interno.

- Obtenemos conocimiento del control interno relevante para la auditoría con el fin de diseñar procedimientos de auditoría que sean adecuados en función de las circunstancias, y no con la finalidad de expresar una opinión sobre la eficacia del control interno de la entidad.

- Evaluamos si las políticas contables aplicadas son adecuadas y la razonabilidad de las estimaciones contables y la correspondiente información revelada por el administrador único.

- Concluimos sobre si es adecuada la utilización, por el administrador único, del principio contable de empresa en funcionamiento y, basándonos en la evidencia de auditoría obtenida, concluimos sobre si existe o no una incertidumbre material relacionada con hechos o condiciones que pueden generar dudas significativas sobre la capacidad de la Sociedad para continuar como empresa en funcionamiento. Si concluimos que existe una incertidumbre material, se requiere que llamemos la atención en nuestro informe de auditoría sobre la correspondiente información revelada en el Balance o, si dichas revelaciones no son adecuadas, que expresemos una opinión modificada. Nuestras conclusiones se basan en la evidencia de auditoría obtenida hasta la fecha de nuestro informe de auditoría. Sin embargo, los hechos o condiciones futuros pueden ser la causa de que la Sociedad deje de ser una empresa en funcionamiento.

- Evaluamos la presentación global, la estructura y el contenido del Balance y de sus notas explicativas, y si el Balance representa las transacciones y hechos subyacentes de un modo que logran expresar la imagen fiel.

- 4 -

Nos comunicamos con el administrador único de la entidad en relación con, entre otras cuestiones, el alcance y el momento de realización de la auditoría planificados y los hallazgos significativos de la auditoría, así como cualquier deficiencia significativa del control interno que identificamos en el transcurso de la auditoría.

Entre los riesgos significativos que han sido objeto de comunicación al administrador único de la entidad, determinamos los que han sido de la mayor significatividad en la auditoría del Balance y que son, en consecuencia, los riesgos considerados más significativos.

Describimos esos riesgos en nuestro informe de auditoría salvo que las disposiciones legales o reglamentarias prohíban revelar públicamente la cuestión.

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NOTARIA DE D. ALEJANDRO CERVERA TAULET
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TURBO ENERGY, S.L.U.

BALANCE AL 30 DE SEPTIEMBRE DE 2022

(Euros)

ACTIVO	Notas	30/09/2022	31/12/2021	PATRIMONIO NETO Y PASIVO	Notas	30/09/2022	31/12/2021
ACTIVO NO CORRIENTE		294.167	138.212	PATRIMONIO NETO		3.158.097	461.946
Inmovilizado intangible		170.858	106.780	FONDOS PROPIOS	6	3.158.097	461.946
Aplicaciones informáticas		-	1	Capital		4.285	4.285
Inmovilizado intangible en curso		170.856	106.761	Reservas		497.712	128.158
Inmovilizado material		79.728	28.570	Legal y estatutarias		600	600
Inversiones financieras a largo plazo		35.342	1.605	Otras reservas		497.112	125.558
Activos por impuesto diferido	8	8.439	2.403	Otras aportaciones de socios		2.500.000	-
				Resultado del ejercicio		1.016.896	333.503
				PASIVO NO CORRIENTE		267.811	590.446
ACTIVO CORRIENTE		37.288.717	8.152.495	Deudas a largo plazo	7	267.811	590.446
Existencias	5	32.946.799	5.890.525				
Deudores comerciales y otras cuentas a cobrar		3.804.261	2.006.718	PASIVO CORRIENTE		15.352.144	7.548.213
Clientes por ventas y prestaciones de servicios		3.715.780	1.897.309	Deudas a corto plazo	7	6.449.285	4.207.961
Clientes, empresas del grupo y asociadas	9	51.855	56.040	Deudas con empresas del grupo y asociadas a corto plazo	9	32.037	253.807
Personal		3.900	500	Acreedores comerciales y otras cuentas a pagar		8.606.286	3.097.426
Créditos con las administraciones públicas	8a	128.240	79.172	Proveedores		5.601.119	2.547.022
Inversiones en empresas del grupo y asociadas a corto plazo	9	4.053	48.886	Proveedores, empresas del grupo y asociadas		25.495	475.883
Inversiones financieras a corto plazo		-	22.046	Pasivos por impuesto corriente	8a	110.345	-
Periodificaciones a corto plazo		21.706	17.009	Otras deudas con las administraciones públicas	8a	532.226	575.454
Efectivo y otros activos líquidos equivalentes		2.361.996	455.865	Anticipos de clientes		520.402	39.291
TOTAL ACTIVO		37.582.884	8.290.707	TOTAL PATRIMONIO NETO Y PASIVO		19.118.008	8.944.207

Las notas 1 a 11 descritas en las notas explicativas adjuntas forman parte integrante del balance al 30 de septiembre de 2022.

-1-

FIRMADO por: ENRIQUE BELVA BELLVIS (NIF: [illegible])
[illegible] VALENCIA [illegible]

FIRMADO por: ENRIQUE SELVA BELLVIS

Turbo Energy, S.L.U.

Notas explicativas
del balance al
30 de septiembre de 2022

1. Actividad de la Sociedad

Turbo Energy, S.L.U. (denominada anteriormente Solar Rocket, S.L., en adelante, la Sociedad), se constituyó el 18 de septiembre de 2013 con duración indefinida. Su domicilio social se encuentra en Plaza de América, 2-48 en Valencia. La Sociedad modificó su antigua denominación social, Solar Rocket, S.L., por la actual mediante escritura pública con fecha 8 de abril de 2021 tras la fusión descrita en esta misma nota.

El objeto social de la Sociedad, de acuerdo con sus estatutos, consiste en la adquisición, distribución y venta de material eléctrico y electrónico para el desarrollo de proyectos energéticos renovables, tales como paneles solares, inversores, cargadores, reguladores, baterías y estructuras entre otros. La principal actividad de la Sociedad durante el ejercicio 2022 ha consistido principalmente en la venta de material eléctrico y electrónicos.

La Sociedad está integrada en el Grupo Crocodile Investment, cuya sociedad cabecera es Crocodile Investment, S.L.U. (en adelante, el socio último), con domicilio social en Valencia. En el citado grupo también se incorpora el socio único de la Sociedad, Umbrella Capital Solar Investment, S.A., con domicilio social en Valencia. De acuerdo con la legislación vigente, el socio último al cierre del ejercicio 2022 será el primer ejercicio en el que estará obligado a formular separadamente cuentas anuales consolidadas por superar los límites establecidos en la normativa en vigor.

El 31 de mayo de 2022 Umbrella Solar Investment S.A. adquirió el 100% de las participaciones de la Sociedad (véase nota 6), por lo que la misma está sujeta al régimen de unipersonalidad, habiendo comunicado dicha circunstancia al Registro Mercantil. Dicho régimen establece la obligación de que la Sociedad, entre otros aspectos, desglose en las notas explicativas los contratos mantenidos, si los hubiera, con su socio único (véase nota 9).

Proceso de fusión por absorción

Con fecha 8 de abril de 2021 se formalizó en escritura pública la fusión de Solar Rocket, S.L. (sociedad absorbente) y Turbo Energy, S.L.U. (sociedad absorbida), quedando inscrita la misma en el Registro Mercantil de Valencia con fecha 9 de agosto de 2021. El proceso de fusión, aprobado por las respectivas juntas de socios en fecha 30 de junio de 2020, consistió en la extinción sin liquidación de la sociedad absorbida, transmitiéndose en bloque su patrimonio a la sociedad absorbente, que adquirió, por sucesión universal, los derechos y obligaciones de la sociedad absorbida. La Sociedad registró los activos y pasivos aportados por las sociedades absorbidas a los valores establecidos en la normativa contable vigente en dicho momento. Las cuentas anuales del ejercicio 2021 incluyen la información requerida por la normativa con relación al mencionado proceso de fusión.

En la misma fecha de la fusión anteriormente descrita, la sociedad absorbente (Solar Rocket, S.L.) modificó su denominación social adquiriendo el nombre de la sociedad absorbida, y pasando a denominarse Turbo Energy, S.L.U. tal y como hemos descrito anteriormente.

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NOTARIA DE D. ALEJANDRO CERVERA TAULET
NIHIL PRIUS FIDE
VALENCIA

2. Bases de presentación

a) Marco normativo de información financiera aplicable a la Sociedad

El balance y las notas explicativas han sido formuladas por los administradores de la Sociedad de acuerdo con el marco normativo de información financiera aplicable a la Sociedad, que es el establecido en:

- El Código de Comercio y la restante legislación mercantil.
- El Plan General de Contabilidad aprobado por el Real Decreto 1514/2007 y las modificaciones aprobadas por el Real Decreto 602/2016 y el Real Decreto 1/2021.
- Las normas de obligado cumplimiento aprobadas por el Instituto de Contabilidad y Auditoría de Cuentas en desarrollo del Plan General de Contabilidad y sus normas complementarias.
- El resto de la normativa contable española que resulte de aplicación.

El presente balance y sus notas explicativas del periodo terminado al 30 de septiembre de 2022 han sido formulados de manera voluntaria por el administrador único de la Sociedad, en el contexto de una operación societaria consistente en la transformación de sociedad limitada a sociedad anónima.

b) Imagen fiel

El presente balance al 30 de septiembre de 2022 y sus notas explicativas han sido obtenidos de los registros contables de la Sociedad y se presentan de acuerdo con el marco normativo de información financiera que le resulta de aplicación y, en particular, con los principios y criterios contables en él contenidos, de forma que muestran la imagen fiel del patrimonio, de la situación financiera y de los resultados de la Sociedad habidos durante el ejercicio. En particular, en la elaboración del balance al 30 de septiembre y sus notas explicativas se ha aplicado el principio de empresa en funcionamiento. Asimismo, el administrador único de la Sociedad no ha tomado, ni tiene en proyecto decisión alguna que pudiera alterar de forma significativa el valor contabilizado de los elementos de activo y pasivo, o el plazo en el que se realizarán los activos o se liquidarán los pasivos.

En este balance y sus notas explicativas se ha omitido aquella información o desgloses que, no requiriendo de detalle por su importancia cualitativa, se han considerado no materiales o que no tienen importancia relativa de acuerdo al concepto de materialidad e importancia relativa definido en el marco conceptual del Plan General de Contabilidad aprobado por el Real Decreto 1514/2007. Las cifras contenidas en los documentos que componen las presentes notas explicativas están expresadas en euros, salvo indicación al contrario.

La información contenida en estas notas explicativas es responsabilidad del administrador único de la Sociedad.

c) Principios contables

Los principios y criterios contables aplicados para la elaboración de este balance y sus notas explicativas son los que se resumen en la nota 3. No se han aplicado principios contables no obligatorios. Adicionalmente, el administrador único ha elaborado el presente balance y sus notas explicativas teniendo en consideración la totalidad de los principios y normas contables de aplicación obligatoria que tienen un efecto significativo sobre los mismos. No existe ningún principio contable que, siendo obligatorio, haya dejado de aplicarse.

- 3 -

d) Responsabilidad de la información, aspectos críticos de la valoración y estimación de la incertidumbre

La información contenida en este balance y sus notas explicativas es responsabilidad del administrador único de la Sociedad.

En la elaboración del presente balance y sus notas explicativas se han realizado estimaciones por el administrador único de la Sociedad que están basadas en la experiencia histórica y en otros factores que se consideran razonables de acuerdo con las circunstancias actuales y que constituyen la base para establecer el valor contable de determinados activos, pasivos, ingresos, gastos y compromisos que figuran registrados en ellas. Básicamente estas estimaciones se refieren a:

- La evaluación de posibles pérdidas por deterioro de determinados activos (véase nota 3-b).

- La evaluación de provisiones y contingencias (véase nota 3-g).

A pesar de que estas estimaciones se han realizado sobre la base de la mejor información disponible al 30 de septiembre de 2022, es posible que acontecimientos que puedan tener lugar en el futuro obliguen a modificarlas (al alza o a la baja) en los próximos ejercicios, lo que se realizaría, en su caso, de forma prospectiva reconociendo los efectos del cambio de estimación en las correspondientes cuentas de pérdidas y ganancias futuras.

e) Comparación de la información

La información contenida en el balance al 30 de septiembre y estas notas explicativas referente al ejercicio terminado el 31 de diciembre de 2021 se presenta, exclusivamente, a efectos comparativos con la información del balance al 30 de septiembre de 2022.

f) Agrupación de partidas

Determinadas partidas del balance se presentan de forma agrupada para facilitar su comprensión, si bien, en la medida en que sea significativa, se ha incluido la información desagregada en las correspondientes notas explicativas.

g) Moneda funcional

La moneda funcional es el euro. Las operaciones en moneda distinta de la funcional se registran de conformidad con las políticas establecidas en la nota 3-d.

h) Cambios en criterios contables

Durante el periodo de nueve meses terminado el 30 de septiembre de 2022, no se han producido cambios de criterios contables respecto a los criterios aplicados en el ejercicio 2021.

i) Corrección de errores

En la elaboración del balance adjunto y sus notas explicativas, no se ha detectado ningún error significativo que haya supuesto la reexpresión de los importes incluidos en las cuentas anuales del ejercicio 2021.

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NOTARIA DE D. ALEJANDRO CERVERA TAULET
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3. Normas de registro y valoración

Las principales normas de registro y valoración utilizadas por la Sociedad en la elaboración del balance al 30 de septiembre de 2022 y sus notas explicativas, de acuerdo con las establecidas por el Plan General de Contabilidad, han sido las siguientes:

a) *Arrendamientos operativos*

Se consideran arrendamientos operativos aquellos acuerdos mediante los cuales el arrendador conviene con el arrendatario, el derecho a usar un activo durante un periodo de tiempo determinado a cambio de percibir un importe único o una serie de pagos o cuotas sin que se haya transferido sustancialmente los riesgos y beneficios inherentes a la propiedad del activo objeto del contrato.

Los gastos derivados de los acuerdos de arrendamiento operativo se cargan a la cuenta de pérdidas y ganancias en el ejercicio en que se devengan.

Cualquier cobro o pago que pudiera realizarse al contratar un arrendamiento operativo, se tratará como un cobro o pago anticipado que se imputará a resultados a lo largo del periodo del arrendamiento, a medida que se cedan o reciban los beneficios del activo arrendado.

b) *Instrumentos financieros*

Activos financieros

Clasificación

Los activos financieros que posee la Sociedad se clasifican en las siguientes categorías:

a) Activos financieros a coste amortizado: incluye activos financieros, incluso los admitidos a negociación en un mercado organizado, para los que la Sociedad mantiene la inversión con el objetivo de percibir los flujos de efectivo derivados de la ejecución del contrato, y las condiciones contractuales del activo dan lugar, en fechas especificadas, a flujos de efectivo que son únicamente cobros de principal e intereses sobre el importe del principal pendiente. Con carácter general, se incluyen en esta categoría:

   i. Créditos por operaciones comerciales: originados en la venta de bienes o en la prestación de servicios por operaciones de tráfico con cobro aplazado, y

   ii. Créditos por operaciones no comerciales: proceden de operaciones de préstamo o crédito concedidos por la Sociedad cuyos cobros son de cuantía determinada o determinable.

Valoración inicial

Los activos financieros se registran, en términos generales, inicialmente al valor razonable de la contraprestación entregada más los costes de la transacción que son directamente atribuibles. No obstante,

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se reconocerán en la cuenta de pérdidas y ganancias del ejercicio los costes de transacción directamente atribuibles a los activos registrados a valor razonable con cambios en la cuenta de pérdidas y ganancias.

Valoración posterior

Los activos financieros a coste amortizado se registrarán aplicando dicho criterio de valoración imputando a la cuenta de pérdidas y ganancias los intereses devengados aplicando el método del tipo de interés efectivo.

Los activos financieros a valor razonable con cambios en la cuenta de pérdidas y ganancias se valoran a su valor razonable, registrándose en la cuenta de pérdidas y ganancias el resultado de las variaciones en dicho valor razonable.

Al menos al cierre del ejercicio la Sociedad realiza un test de deterioro para los activos financieros que no están registrados a valor razonable con cambios en la cuenta de pérdidas y ganancias. Se considera que existe evidencia objetiva de deterioro si el valor recuperable del activo financiero es inferior a su valor en libros. Cuando se produce, el registro de este deterioro se registra en la cuenta de pérdidas y ganancias.

En particular, y respecto a las correcciones valorativas relativas a los activos financieros a coste amortizado, el criterio utilizado por la Sociedad, como norma general, es el de registrar correcciones valorativas de aquellos derechos de cobro que se encuentren vencidos por un periodo superior a seis meses, así como de aquellos que pertenezcan a deudores para los que se haya puesto de manifiesto problemas respecto a su capacidad de pago (concurso de acreedores, impagos, etc.), siempre que no exista evidencia en contrario o garantías suficientes de que el importe adeudado pueda ser recuperado, tales como seguros de cobro, avales u otras garantías reales.

La Sociedad da de baja los activos financieros cuando expiran o se han cedido los derechos sobre los flujos de efectivo del correspondiente activo financiero y se han transferido sustancialmente los riesgos y beneficios inherentes a su propiedad, tales como en ventas en firme de activos y cesiones de créditos comerciales en operaciones de "factoring sin recurso" en las que la empresa no retiene ningún riesgo de crédito ni de interés, las ventas de activos financieros con pacto de recompra por su valor razonable o las titulizaciones de activos financieros en las que la empresa cedente no retiene financiaciones subordinadas ni concede ningún tipo de garantía o asume algún otro tipo de riesgo.

Por el contrario, la Sociedad no da de baja los activos financieros, y reconoce un pasivo financiero por un importe igual a la contraprestación recibida, en las cesiones de activos financieros en las que se retengan sustancialmente los riesgos y beneficios inherentes a su propiedad, tales como el descuento de efectos y el "factoring con recurso", las ventas de activos financieros con pactos de recompra a un precio fijo o al precio de venta más un interés y las titulizaciones de activos financieros en las que la empresa cedente retiene financiaciones subordinadas u otro tipo de garantías que absorben sustancialmente todas las pérdidas esperadas.

El saldo recogido en el epígrafe "Deudores comerciales y otras cuentas a cobrar - Clientes por ventas y prestaciones de servicios" al cierre de 30 de septiembre de 2022 y 31 de diciembre de 2021 se corresponde, fundamentalmente, con derechos de cobro con terceros por operaciones comerciales. Al 30 de septiembre de 2022 la Sociedad mantiene registrados deterioros de cuentas comerciales por importe de 448 miles euros (325 miles de euros al 31 de diciembre de 2021) por considerar las mismas de difícil recuperación.

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Pasivos financieros

Los pasivos financieros asumidos o incurridos por la Sociedad se clasifican en las siguientes categorías de valoración:

a. Pasivos financieros a coste amortizado: son aquellos débitos y partidas a pagar que tiene la Sociedad y que se han originado en la compra de bienes y servicios por operaciones de tráfico de la empresa, o aquellos que, sin tener un origen comercial, no siendo instrumentos derivados, proceden de operaciones de préstamo o crédito recibidos por la Sociedad.

   Estos pasivos se valoran inicialmente al valor razonable de la contraprestación recibida, ajustada por los costes de la transacción directamente atribuibles. Con posterioridad, dichos pasivos se valoran de acuerdo con su coste amortizado.

b. Pasivos financieros a valor razonable con cambios en la cuenta de pérdidas y ganancias. Los instrumentos financieros derivados de pasivo se valoran a su valor razonable, siguiendo los mismos criterios que los correspondientes a los activos financieros a valor razonable con cambios en pérdidas y ganancias.

La Sociedad da de baja los pasivos financieros cuando se extinguen las obligaciones que los han generado.

Los activos y pasivos se presentan separadamente en el balance y únicamente se presentan por su importe neto cuando la Sociedad tiene el derecho exigible a compensar los importes reconocidos y, además, tienen la intención de liquidar las cantidades por el neto o de realizar el activo y cancelar el pasivo simultáneamente.

Instrumentos de patrimonio

Un instrumento de patrimonio representa una participación residual en el patrimonio de la Sociedad, una vez deducidos todos sus pasivos.

Los instrumentos de capital emitidos por la Sociedad se registran en el patrimonio neto por el importe recibido, neto de los gastos de emisión.

c) Existencias

Las existencias se valoran a su precio de adquisición, coste de producción o valor neto realizable, el menor. Los descuentos comerciales, las rebajas obtenidas, otras partidas similares y los intereses incorporados al nominal de los débitos se deducen en la determinación del precio de adquisición. Se incluye además como menor precio de la compra los descuentos por pronto pago, figuren o no en factura.

El coste de producción incluye los costes de materiales directos y, en su caso, los costes de mano de obra directa y los gastos generales de fabricación.

El valor neto realizable representa la estimación del precio de venta menos todos los costes estimados para terminar su fabricación y los costes que serán incurridos en los procesos de comercialización, venta y distribución.

La Sociedad efectúa las oportunas correcciones valorativas, reconociéndolas como un gasto en la cuenta de pérdidas y ganancias cuando el valor neto realizable de las existencias es inferior a su precio de adquisición (o a su coste de producción).

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d) Transacciones en moneda extranjera

La moneda funcional utilizada por la Sociedad es el euro. Consecuentemente, las operaciones en otras divisas distintas del euro se consideran denominadas en moneda extranjera y se registran según los tipos de cambio vigentes en las fechas de las operaciones.

Al cierre del ejercicio, los activos y pasivos monetarios denominados en moneda extranjera se convierten aplicando el tipo de cambio en la fecha del balance. Los beneficios o pérdidas puestos de manifiesto se imputan directamente a la cuenta de pérdidas y ganancias del ejercicio en que se producen.

En la fecha de cada balance, los activos y pasivos monetarios en moneda extranjera, se convierten según los tipos vigentes en la fecha de cierre. Las partidas no monetarias en moneda extranjera medidas en términos de coste histórico se convierten al tipo de cambio de la fecha de la transacción.

Las diferencias de cambio de las partidas monetarias que surjan tanto al liquidarlas, como al convertirlas al tipo de cambio de cierre, se reconocen en los resultados del año, excepto aquéllas que formen parten de la inversión de un negocio en el extranjero, que se reconocen directamente en el patrimonio neto de impuestos hasta el momento de su enajenación.

Durante los ejercicios 2022 y 2021, la Sociedad no ha registrado transacciones significativas en moneda extranjera.

e) Impuesto sobre beneficios

El gasto o ingreso por impuesto sobre beneficios comprende la parte relativa al gasto o ingreso por el impuesto corriente y la parte correspondiente al gasto o ingreso por impuesto diferido.

El impuesto corriente es la cantidad que la Sociedad satisface como consecuencia de las liquidaciones fiscales del impuesto sobre el beneficio relativas a un ejercicio. Las deducciones y otras ventajas fiscales en la cuota del impuesto, excluidas las retenciones y pagos a cuenta, así como las pérdidas fiscales compensables de ejercicios anteriores y aplicadas efectivamente en éste, dan lugar a un menor importe del impuesto corriente.

El gasto o el ingreso por impuesto diferido se corresponde con el reconocimiento y la cancelación de los activos y pasivos por impuesto diferido. Estos incluyen las diferencias temporarias que se identifican como aquellos importes que se prevén pagaderos o recuperables derivados de las diferencias entre los importes en libros de los activos y pasivos y su valor fiscal, así como las bases imponibles negativas pendientes de compensación y los créditos por deducciones fiscales no aplicadas fiscalmente. Dichos importes se registran aplicando a la diferencia temporaria o crédito que corresponda el tipo de gravamen al que se espera recuperarlos o liquidarlos.

Se reconocen pasivos por impuestos diferidos para todas las diferencias temporarias imponibles, excepto aquellas derivadas del reconocimiento inicial de fondos de comercio o de otros activos y pasivos en una operación que no afecta ni al resultado fiscal ni al resultado contable y no es una combinación de negocios.

Por su parte, los activos por impuestos diferidos sólo se reconocen en la medida en que se considere probable que la Sociedad vaya a disponer de ganancias fiscales futuras contra las que poder hacerlos efectivos.

Los activos y pasivos por impuestos diferidos, originados por operaciones con cargos o abonos directos en cuentas de patrimonio, se contabilizan también con contrapartida en patrimonio neto.

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En cada cierre contable se reconsideran los activos por impuestos diferidos registrados, efectuándose las oportunas correcciones a los mismos en la medida en que existan dudas sobre su recuperación futura. Asimismo, en cada cierre se evalúan los activos por impuestos diferidos no registrados en balance y éstos son objeto de reconocimiento en la medida en que pase a ser probable su recuperación con beneficios fiscales futuros.

La Sociedad al 31 de diciembre de 2021 tributaban en régimen de declaración fiscal consolidada del impuesto sobre beneficios, dentro del grupo fiscal consolidado número 0229/19, siendo Crocodile Investment, S.L.U. la sociedad dominante del mismo. Durante el periodo de nueve meses terminado el 30 de septiembre de 2022, en el contexto de un proceso de reestructuración societaria en el que se encuentra inmerso el Grupo en el que se integra la Sociedad, el citado grupo fiscal consolidado ha sido disuelto, siendo cada una de las sociedades quienes registran el derecho de cobro o la deuda fiscal con hacienda pública por el citado impuesto a partir del ejercicio fiscal 2022.

f) Ingresos y gastos

Los ingresos y gastos se imputan en función del criterio de devengo, es decir, cuando se produce la corriente real de bienes y servicios que los mismos representan, con independencia del momento en que se produzca la corriente monetaria o financiera derivada de ellos.

Los ingresos ordinarios procedentes de la venta de bienes y de la prestación de servicios se valoran por el importe monetario recibido o, en su caso, por el valor razonable de la contraprestación recibida, o que se espera recibir, y que salvo evidencia en contrario será el precio acordado deducido cualquier descuento, impuestos y los intereses incorporados al nominal de los créditos. Se incluirá en la valoración de los ingresos la mejor estimación de la contraprestación variable cuando no se considera altamente probable su reversión.

El reconocimiento de los ingresos se produce en el momento en que se ha transferido al cliente el control sobre los bienes o servicios comprometidos.

Los ingresos reconocidos a lo largo del tiempo, por corresponder a bienes o servicios cuyo control no se transfiere en un momento del tiempo, se valoran considerando el grado de realización de la prestación a la fecha de balance, siempre y cuando se disponga de información fiable para realizar la medición del grado de realización. En caso contrario solo se reconocerán ingresos en un importe equivalente a los costes incurridos que se espera que sean razonablemente recuperados en el futuro.

Los ingresos derivados de compromisos que se ejecutan en un momento determinado se registran en esa fecha, contabilizando como existencias los costes incurridos hasta ese momento en la producción de los bienes o servicios.

Los intereses recibidos de activos financieros se reconocen utilizando el método del tipo de interés efectivo y los dividendos, cuando se declara el derecho del accionista a recibirlos. En cualquier caso, los intereses y dividendos de activos financieros devengados con posterioridad al momento de la adquisición se reconocen como ingresos en la cuenta de pérdidas y ganancias.

g) Provisiones y contingencias

En la preparación de este balance y sus notas explicativas, ha diferenciado entre:

- Provisiones: saldos acreedores que cubren obligaciones presentes a la fecha del balance surgidas como consecuencia de sucesos pasados, cuya cancelación es probable que origine una salida de recursos, pero que resultan indeterminados en cuanto a su importe y/o momento de cancelación. Dichos saldos se

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registren por el valor actual del importe más probable que se estima que la Sociedad tendrá que desembolsar para cancelar la obligación, y

- Pasivos contingentes: obligaciones posibles surgidas como consecuencia de sucesos pasados, cuya materialización está condicionada a que ocurra, o no, uno o más eventos futuros independientes de la voluntad de la Sociedad.

El balance al 30 de septiembre de 2022 de la Sociedad recoge todas las dotaciones a las provisiones significativas con respecto a las cuales se estima que es probable que se tenga que atender la obligación. Los pasivos contingentes no se reconocen en el balance, sino que se informa sobre los mismos en la medida en que no sean considerados como remotos en estas notas explicativas.

Las provisiones se valoran por el valor actual de la mejor estimación posible del importe necesario para cancelar o transferir la obligación, teniendo en cuenta la información disponible sobre el suceso y sus consecuencias, y registrándose los ajustes que surjan por la actualización de dichas provisiones como un gasto financiero conforme se van devengando.

La compensación a recibir de un tercero en el momento de liquidar la obligación, siempre que no existan dudas de que dicho reembolso será percibido, se registra como activo, en el caso de que exista un vínculo legal por el que se haya exteriorizado parte del riesgo, y en virtud del cual la Sociedad no esté obligada a responder; en esta situación, la compensación se tendrá en cuenta para estimar el importe, por el que, en su caso, figurará la correspondiente provisión.

h) Indemnizaciones por despido

De acuerdo con la legislación vigente, la Sociedad está obligada al pago de indemnizaciones a aquellos empleados con los que, bajo determinadas condiciones, rescinda sus relaciones laborales. Por tanto, las indemnizaciones por despido susceptibles de cuantificación razonable se registran como gasto en el ejercicio en el que se adopta y comunica la decisión del despido. Al cierre de los periodos 30 de septiembre de 2022 y 31 de diciembre de 2021 no se ha registrado provisión alguna por este concepto, dado que no están previstas situaciones de esta naturaleza.

i) Elementos patrimoniales de naturaleza medioambiental

Se consideran activos de naturaleza medioambiental los bienes que utilizados de forma duradera en la actividad de la Sociedad tienen como finalidad principal la minimización del impacto medioambiental y la protección y mejora del medio ambiente, incluyendo la reducción o eliminación de contaminación futura.

Al 30 de septiembre de 2022 y 31 de diciembre de 2021 la Sociedad no tiene responsabilidades, gastos, activos ni provisiones y contingencias de naturaleza medioambiental que pudieran ser significativos en relación con el patrimonio, la situación financiera y los resultados de la misma. Por este motivo, no se incluyen desgloses específicos en las presentes notas explicativas respecto a la información de cuestiones medioambientales.

j) Transacciones con partes vinculadas

La Sociedad y el Grupo en el que se integra realizan todas sus operaciones con partes vinculadas a valores de mercado por lo que el administrador único de la Sociedad considera que no existen riesgos significativos por este aspecto de los que puedan derivarse pasivos de consideración en el futuro.

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h) Clasificación de saldos entre corrientes y no corrientes

Se consideran activos corrientes aquellos vinculados al ciclo normal de explotación que con carácter general se considera de un año, también aquellos otros activos cuyo vencimiento, enajenación o realización se espera que se produzca en el corto plazo desde la fecha de cierre del ejercicio, los activos financieros mantenidos para negociar, con la excepción de los derivados financieros cuyo plazo de liquidación sea superior al año, y el efectivo y otros activos líquidos equivalentes. Los activos que no cumplen estos requisitos se califican como no corrientes.

Del mismo modo, son pasivos corrientes los vinculados al ciclo normal de explotación, los pasivos financieros mantenidos para negociar, con la excepción de los derivados financieros cuyo plazo de liquidación sea superior al año, y en general todas las obligaciones cuyo vencimiento o extinción se producirá en el corto plazo. En caso contrario, se clasifican como no corrientes.

4. Arrendamientos operativos

Al 30 de septiembre de 2022 y 31 de diciembre de 2021, la Sociedad tenía contratadas con los arrendadores las siguientes cuotas de arrendamiento mínimas, de acuerdo con los actuales contratos en vigor, sin tener en cuenta repercusión de gastos comunes, incrementos futuros por IPC, ni actualizaciones futuras de rentas pactadas contractualmente:

	Euros	
	2022	2021
Menos de un año	46.932	13.109
Entre uno y cinco años	34.672	39.326
Total	**81.604**	**52.435**

Los contratos de arrendamiento operativo más significativos que tenía la Sociedad al 30 de septiembre de 2022 y 2021 corresponden a diversas contrataciones de rentings de vehículos y alquiler de oficinas.

La duración media de los contratos de arrendamiento es de cinco años, incorporando, en su mayoría, cláusulas de renovación tácita y anual. No existen cuotas contingentes adicionales a los pagos mínimos de arrendamiento detallados en el cuadro anterior.

El importe de las cuotas de arrendamiento satisfechas y reconocidas como gasto en el ejercicio 2022 asciende a 110 miles de euros (78 miles de euros en 2021).

5. Existencias

El detalle del epígrafe de existencias, clasificado por naturaleza, es el siguiente:

	Euros	
	2022	2021
Mercaderías y otros aprovisionamientos	11.294.308	3.412.189
Deterioro de mercaderías	(36.911)	(36.911)
Anticipos a proveedores	1.689.352	1.724.247
Total	**12.946.749**	**5.099.525**

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La Sociedad mantiene externalizada la gestión de las existencias con un tercero, por lo que la práctica totalidad de las mismas se encuentran ubicadas en almacenes propiedad de terceros, siendo éstos los que contratan las pólizas de seguro que cubren las existencias propiedad de la Sociedad.

Al cierre de los ejercicios 2022 y 2021 la Sociedad no mantiene compromisos firmes de compra o venta de existencias.

5. Patrimonio neto

Capital social

Al 30 de septiembre de 2022 y 31 de diciembre de 2021 el capital social está compuesto por 4.285 participaciones de 1 euro de valor nominal cada una, totalmente suscritas y desembolsadas. Todas las acciones representativas del capital social otorgan los mismos derechos.

Con fecha 31 de mayo de 2022, la sociedad dominante Umbrella Solar Investment, S.A., adquirió un 10% de las participaciones de la sociedad y pasó a poseer el 100% de las mismas, convirtiéndose de este modo en su socio único.

Reserva legal

De acuerdo con la Ley de Sociedades de Capital, las sociedades deben destinar una cifra igual al 10% del beneficio del ejercicio a la reserva legal hasta que ésta alcance, al menos, el 20% del capital social. La reserva legal sólo podrá utilizarse para aumentar el capital social.

Salvo para la finalidad mencionada anteriormente, y mientras no supere el 20% del capital social, esta reserva sólo podrá destinarse a la compensación de pérdidas, siempre que no existan otras reservas disponibles suficientes para este fin. Al cierre de los ejercicios 2022 y 2021 se encuentra parcialmente constituida.

Otras aportaciones de socios

Con fecha 1 de agosto de 2022 fue aprobada una aportación de fondos dineraria por parte del socio único por importe de 2.500 miles de euros (sin importe en el ejercicio 2021), la cual ha sido totalmente desembolsada.

Otras reservas

Al 30 de septiembre de 2022, la Sociedad mantiene en el epígrafe "Otras reservas", reservas de libre disposición por importe de 437 miles de euros (126 miles de euros al 31 de diciembre de 2021) por beneficios no distribuidos de ejercicios anteriores. Asimismo, incluye al cierre de los ejercicios 2022 y 2021 reservas de fusión negativas por importe de 24 miles de euros derivadas del proceso de fusión descrito en la nota 1.

Dividendos

En los últimos cinco ejercicios, la Sociedad únicamente ha repartido un dividendo en el ejercicio 2020 por importe de 513 miles de euros. Al cierre del ejercicio 2021 quedaba pendiente de pago un importe de 72 miles de euros de dicho dividendo que se encontraba registrado en el epígrafe "Deudas con empresas del grupo y asociadas a corto plazo" del balance adjunto y que ha sido liquidado durante el ejercicio 2022.

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7. Deudas a largo y corto plazo

Deudas con entidades de crédito

La composición de las deudas con entidades de crédito al 30 de septiembre de 2022 y 31 de diciembre de 2021, es la siguiente:

Ejercicio de 2022

	Euros			
	Límite	Corto plazo	Largo plazo	Total
Préstamos	-	229.497	392.931	622.428
Líneas de confirming	10.535.000	8.263.789	-	8.263.789
Total	**10.535.000**	**8.493.286**	**392.931**	**8.886.217**

Ejercicio 2021

	Euros			
	Límite	Corto plazo	Largo plazo	Total
Préstamos	-	250.255	554.664	804.919
Líneas de confirming	9.073.566	3.957.526	-	3.957.526
Total	**9.073.566**	**4.207.781**	**554.664**	**4.762.445**

En el ejercicio 2020 la Sociedad formalizó cuatro préstamos con garantía del Instituto de Crédito Oficial (ICO) con la finalidad de paliar las posibles tensiones de tesorería que pudieran ocasionarse como consecuencia de la crisis económica y sanitaria provocada por la COVID-19, por un importe total de 920 miles de euros. Los citados préstamos ICO contaban con un periodo de carencia de entre seis y doce meses desde la fecha en la que se formalizaron, siendo el vencimiento último de estos en 2025, y no presentan limitaciones a la disposición de los fondos adicionales a las establecidas legalmente. El importe pendiente de pago al 30 de septiembre de 2022 por los citados préstamos asciende a 622 miles de euros (805 miles de euros en el ejercicio 2021).

El importe dispuesto al 30 de septiembre de 2022 y 2021 por las líneas de confirming que la Sociedad mantiene formalizadas con determinadas entidades de crédito y cuyo vencimiento se sitúa en el largo plazo, se encuentra registrado en el epígrafe "Deudas a corto plazo – Deudas con entidades de crédito" del balance de acuerdo con las condiciones contractuales.

Las deudas con entidades de crédito han devengado durante los ejercicios 2022 y 2021 un tipo de interés de mercado, estando todos ellos formalizados en euros, y registrados, junto con las comisiones derivadas de la citada financiación, en el epígrafe "Gastos financieros" de las cuentas de pérdidas y ganancias.

El detalle por vencimientos de los préstamos con entidades de crédito a 30 de septiembre de 2022 y 31 de diciembre de 2021 es el siguiente:

- 13 -

FIRMADO por ENRIQUE SELVA BELVIS

Euros	
	2022	2021
2022	57.046	250.255
2023	230.373	230.375
2024	233.916	233.926
2025	101.093	90.366
Total	**622.428**	**804.919**

Avales y garantías

La Sociedad actúa como avalista ante determinadas sociedades del grupo y vinculadas por préstamos concedidos por parte de determinadas entidades financieras, siendo el importe avalado al 30 de septiembre de 2022 de 250 miles de euros (mismo importe en el ejercicio 2021).

El administrador único de la Sociedad estima que los pasivos no previstos al 30 de septiembre de 2022 y 31 de diciembre de 2021 que pudiesen originarse por los avales prestados, si los hubiera, no serían significativos en relación con las presentes notas explicativas.

Asimismo, el Ministerio de Asuntos Económicos y Trabajo tiene prestados avales a favor de la Sociedad ante los bancos Sabadell y Targobank en concepto de préstamo ICO cuyo importe pendiente al 30 de septiembre de 2022 asciende a 280 miles de euros (mismo importe a 31 de diciembre de 2021). Del mismo modo, la sociedad del grupo FM2 Energía Solar, S.L. tiene prestados avales a favor de la Sociedad que garantizan determinadas deudas por confirming por importe de 40 miles de euros (69 miles de euros al 31 de diciembre de 2021).

Información sobre naturaleza y nivel de riesgo de los instrumentos financieros

La gestión de los riesgos financieros de la Sociedad está centralizada en el administrador único de la Sociedad, el cual tiene establecidos los mecanismos necesarios para controlar la exposición a las variaciones en los tipos de interés y tipos de cambio, así como a los riesgos de crédito y liquidez. A continuación, se indican los principales riesgos financieros que impactan a la Sociedad:

- ***Riesgo de crédito y concentración de clientes***

  El saldo del epígrafe "Efectivo y otros activos líquidos equivalentes" del balance al 30 de septiembre de 2022 y 31 de diciembre de 2021 adjunto corresponde a los saldos mantenidos en cuentas corrientes bancarias. Con carácter general la Sociedad mantiene su tesorería y activos líquidos equivalentes en entidades financieras de reconocido prestigio.

- ***Riesgo de liquidez***

  La Sociedad lleva a cabo una gestión prudente del riesgo de liquidez, fundada en el mantenimiento de suficiente efectivo y la disponibilidad de financiación de circulante de un importe suficiente teniendo capacidad suficiente para liquidar posiciones de mercado.

- ***Riesgo de mercado (incluye tipo de interés y tipo de cambio)***

  Tanto la tesorería como la deuda financiera de la Sociedad están expuestas al riesgo de tipo de interés, el cual podría tener efecto en los resultados financieros y en los flujos de caja, si bien éste no se considera relevante. Respecto al riesgo de tipo de cambio, a pesar de que la Sociedad opera en el ámbito internacional, no está expuesta de forma significativa al riesgo de tipo de cambio por operaciones con divisas ya que no tiene activos y pasivos reconocidos e inversiones netas en negocios en el extranjero.

- 14 -

8. Administraciones públicas y situación fiscal

a) Saldos corrientes con las administraciones públicas

La composición de los saldos corrientes con las administraciones públicas al 30 de septiembre de 2022 y 31 de diciembre de 2021 es la siguiente:

	Euros			
	2022		2021	
	Deudor	Acreedor	Deudor	Acreedor
Hacienda pública deudora / acreedora por IVA	128.840	(574.640)	29.172	(570.132)
Hacienda pública acreedora por IS	-	(338.945)	-	-
Hacienda pública acreedora por IRPF	-	(8.028)	-	(8.616)
Organismos de la seguridad social	-	(20.458)	-	(16.807)
Total	**128.840**	**(941.651)**	**29.172**	**(595.494)**

b) Conciliación entre el resultado contable y la base imponible fiscal

El impuesto sobre sociedades se calcula en base al resultado económico o contable, obtenido por la aplicación de principios de contabilidad generalmente aceptados, que no necesariamente ha de coincidir con el resultado fiscal, entendido éste como la base imponible del impuesto.

La conciliación entre el resultado contable y la base imponible del impuesto sobre sociedades para los ejercicios cerrados a 30 de septiembre de 2022 y 31 de diciembre de 2021 es la siguiente:

Ejercicio 2022

	Euros	
	Aumentos	Total
Resultado contable después de impuestos		**1.016.836**
Impuesto sobre sociedades	338.945	338.945
Base imponible fiscal		**1.365.781**

Ejercicio 2021

	Euros		
	Aumentos	Disminuciones	Total
Resultado contable después de impuestos			**321.596**
Impuesto sobre sociedades	81.000	-	81.000
Diferencias permanentes:			
Compensación de bases imponibles negativas	-	(9.713)	(9.713)
Gastos fiscalmente no deducibles	10.660	-	10.660
Base imponible fiscal			**405.503**

Tal y como se ha descrito en la nota 3-e, la Sociedad tributaba en régimen de declaración fiscal consolidada del impuesto sobre beneficios al 31 de diciembre de 2021. En ese sentido, al 31 de diciembre de 2021 la

- 15 -

Sociedad registró una cuenta a pagar a Crocodile Investment, S.L.U. por importe de 81.000 euros en el epígrafe "Deudas con empresas del grupo y asociadas a corto plazo" del balance adjunto.

c) Conciliación entre el resultado contable y el gasto (ingreso) por impuesto sobre sociedades

La conciliación entre el resultado contable y el gasto (ingreso) por el impuesto sobre sociedades para el 30 de septiembre de 2022 y 31 de diciembre de 2021, es la siguiente:

	Euros	
	2022	2021
Resultado contable antes de impuestos	**1.355.781**	**402.556**
Diferencias permanentes	-	10.660
Cancelación de bases imponibles negativas	-	(9.713)
Base del cálculo del gasto por impuesto	1.355.781	403.503
Cuota al 25%	338.945	100.876
Deducciones y otros ajustes	-	(19.876)
Total gasto por impuesto sobre sociedades	**338.945**	**81.000**

Durante el ejercicio anterior la Sociedad se aplicó bases imponibles negativas generadas en el ejercicio 2018 por la sociedad absorbida por importe de 10 miles de euros, no quedando a fecha de cierre del ejercicio anterior ninguna base imponible negativa pendiente de aplicación.

Adicionalmente, en el anterior ejercicio, la Sociedad se activó deducciones en concepto de I+D generadas durante el ejercicio 2021.

A 30 de septiembre de 2022 y 31 de diciembre de 2021 la Sociedad no tiene saldos relevantes registrados por activos ni pasivos por impuesto diferido.

d) Ejercicios pendientes de comprobación y actuaciones inspectoras

Según establece la legislación vigente, los impuestos no pueden considerarse definitivamente liquidados hasta que las declaraciones presentadas hayan sido inspeccionadas por las autoridades fiscales o haya transcurrido el plazo de prescripción de cuatro años. Al 30 de septiembre de 2022 la Sociedad tiene abiertos a inspección los cinco últimos ejercicios del impuesto sobre sociedades y los cuatro últimos ejercicios para los demás impuestos que le son de aplicación.

Debido a las posibles diferentes interpretaciones que pueden darse a las normas fiscales, los resultados de las inspecciones que en el futuro pudieran llevar a cabo las autoridades fiscales para los años sujetos a verificación podrían dar lugar a pasivos fiscales cuyo importe no es posible cuantificar en la actualidad de una manera objetiva.

El administrador único de la Sociedad y sus asesores fiscales consideran que se han practicado adecuadamente las liquidaciones de los mencionados impuestos, por lo que, aún en caso de que surgieran discrepancias en la interpretación normativa vigente por el tratamiento fiscal otorgado a las operaciones, los eventuales pasivos resultantes, en caso de materializarse, no afectarían de manera significativa a las presentes notas explicativas.

- 16 -

NOTARIA DE D. ALEJANDRO CERVERA TAULET
NIHIL PRIUS FIDE
VALENCIA

9. Saldos con partes vinculadas

El detalle de los saldos con partes vinculados y empresas del grupo al 30 de septiembre de 2022 y 31 de diciembre de 2021, es el siguiente:

Ejercicio 2022

	Euros			
	Socio último	Socio único	Otras empresas del grupo	Total
Deudas con empresas del grupo y asociadas	(32.657)	-	-	(32.657)
Créditos pendientes de cobro	-	-	6.015	6.015
Cuentas comerciales a cobrar	-	-	59.318	59.318
Cuentas comerciales a pagar	-	(75.455)	-	(75.455)

Ejercicio 2021

	Euros				
	Socio último	Socio mayoritario	Otras empresas del grupo	Otras empresas vinculadas	Total
Deudas con empresas del grupo y asociadas -					
- Dividendos a pagar (nota 6)	-	(72.002)	-	-	(72.002)
- Cuenta a pagar por conceptos fiscales (nota 8)	(81.000)	-	-	-	(81.000)
- Otras deudas	-	-	(15)	-	(15)
Créditos pendientes de cobro	-	-	-	22.076	22.076
Cuentas comerciales a cobrar	-		55.049	-	55.049
Cuentas comerciales a pagar	-	(147.717)	(329.173)	-	(476.885)

El saldo registrado al 30 de septiembre de 2022 y 2021 en el epígrafe "Cuentas comerciales a cobrar/pagar" se corresponde con operaciones comerciales resultantes de la actividad comercial de la Sociedad.

Administrador único y alta dirección

Durante los ejercicios 2022 y 2021, no se ha devengado importe alguno en concepto de sueldos, dietas y remuneraciones de cualquier clase por el administrador único (una persona jurídica representada por un varón).

Durante los ejercicios 2022 y 2021 las funciones propias de la alta dirección han sido asumidas directamente por el administrador único.

No se han concedido anticipos ni préstamos al administrador único de la Sociedad.

Asimismo, no existe obligación alguna contraída por parte de la Sociedad en materia de pensiones o de pago de primas de seguro de vida, seguros de responsabilidad civil y otros similares con respecto del administrador único. En el caso del seguro de responsabilidad civil obligatorio, éste es contratado por el socio último, no reconociéndose por tanto gasto alguno.

- 17 -

Información en relación con situaciones de conflicto de interés por parte del administrador único

En relación con lo establecido en el artículo 229 del Texto Refundido de la Ley de Sociedades de Capital, el administrador único ha comunicado a la Sociedad eac durante el periodo comprendido entre el 1 de enero y el 30 de septiembre de 2022, ni él ni sus personas vinculadas según se define en el artículo 231 del citado texto legal, se han encontrado imversos en situaciones de conflicto de interés, directo o indirectamente, previstas en el mencionado artículo 229.

Modificación o resolución de contratos

Durante los ejercicios 2022 y 2021 no se ha concluido, modificado o extinguido anticipadamente ningún contrato entre la Sociedad y sus socios, administrador único y las personas que actúen por cuenta de ellos, por operaciones ajenas al tráfico ordinario de la Sociedad o que no se realice en condiciones normales.

10. Otra información

a. *Personal*

El número medio de empleados durante los periodos de cierre al 30 de septiembre de 2022 y 31 de diciembre de 2021, distribuido por categorías, ha sido el siguiente:

	Número medio	
	2022	2021
Personal técnico y mandos intermedios	5	4
Personal administrativo	6	6
Resto de personal cualificado	7	5
Total	**18**	**15**

Asimismo, la distribución de la plantilla por género al término del 30 de septiembre de 2022 y 31 de diciembre de 2021, detallada por categorías profesionales, es la siguiente:

	2022		2021	
	Hombres	Mujeres	Hombres	Mujeres
Personal técnico y mandos intermedios	4	1	2	3
Personal administrativo	8	2	3	3
Resto de personal cualificado	6	2	6	1
Total	**18**	**5**	**11**	**7**

Durante los ejercicios terminados el 30 de septiembre de 2022 y 31 de diciembre de 2021 no existían empleados con discapacidad mayor o igual del 33%.

b. *Honorarios de auditoría*

Los honorarios relativos a servicios de auditoría prestados a la Sociedad por el auditor de cuentas hasta el 30 de septiembre 2022 han ascendido a 11 miles de euros (9 miles de euros en el ejercicio 2021). Adicionaémente, en los ejercicios 2022 y 2021 no se han prestado otros servicios por parte del auditor principal ni por sociedades vinculadas al mismo.

- 18 -

NOTARIA DE D. ALEJANDRO CERVERA TAULET
NIHIL PRIUS FIDE
VALENCIA

c. Acuerdos fuera de balance

El administrador único de la Sociedad considera que no existen acuerdos de la Sociedad que no figuren en balance y sobre los que no se haya incorporado información en otra nota de las presentes notas explicativas, en su caso, que resulten significativos para determinar la posición financiera de la Sociedad.

d. Información sobre los aplazamientos de pago efectuados a proveedores

A continuación, se detalla la información requerida por la Disposición adicional tercera de la Ley 15/2010, de 5 de julio (modificada a través de la Disposición final segunda de la Ley 31/2014, de 3 de diciembre) preparada conforme a la Resolución del ICAC de 29 de enero de 2016, sobre la información a incorporar en la auditoría de balance en relación con el periodo medio de pago a proveedores en operaciones comerciales.

	Días	
	2022	2021
Periodo medio de pago a proveedores	42	33
Ratio de operaciones pagadas	42	35
Ratio de operaciones pendientes de pago	40	21

	Euros	
	2022	2021
Total pagos realizados	18.658.769	15.020.812
Total pagos pendientes	5.156.675	9.048.897

Conforme a la Resolución del ICAC, para el cálculo del periodo medio de pago a proveedores se han tenido en cuenta las operaciones comerciales correspondientes a la entrega de bienes o prestaciones de servicios devengadas desde la fecha de entrada en vigor de la Ley 31/2014, de 3 de diciembre.

Se consideran proveedores, a los exclusivos efectos de dar la información prevista en esta Resolución, a los acreedores comerciales por deudas con suministradores de bienes o servicios, incluidos en los epígrafes "Proveedores" y "Proveedores, empresas del grupo y asociadas" del pasivo corriente del balance.

Se entiende por "periodo medio de pago a proveedores" el plazo que transcurre desde la entrega de los bienes o la prestación de los servicios a cargo del proveedor y el pago material de la operación.

El plazo máximo legal de pago aplicable a la Sociedad en el periodo comprendido entre el 1 de enero y 30 de septiembre de 2022 según la Ley 11/2013 de 26 de julio, que desarrolla la Ley 3/2004, de 29 de diciembre, por la que se establecen medidas de lucha contra la morosidad en las operaciones comerciales, es de 30 días. En el caso de compras de productos no perecederos y servicios, dicho plazo máximo sería de 60 días, siempre que exista un acuerdo entre las partes (mismo plazo que en el ejercicio terminado el 31 de diciembre de 2021).

11. Hechos posteriores

Entre el 30 de septiembre de 2022 y la formulación del balance y las presentes notas explicativas no se ha producido ningún hecho que tenga un efecto significativo sobre las mismas.

- 19 -

Formulación del balance y sus notas explicativas correspondientes al periodo terminado el 30 de septiembre de 2022

El administrador único de Turbo Energy, S.L.U., en fecha 16 de noviembre de 2022, y en cumplimiento de los requisitos establecidos en el artículo 253 del Texto Refundido de la Ley de Sociedades de Capital y del artículo 37 del Código de Comercio, proceden a formular el balance y sus notas explicativas al 30 de septiembre de 2022, los cuales vienen constituidos por los documentos anexos que proceden a este escrito y los cuales figuran firmados por el administrador único en todas sus hojas en señal de identificación.

Enrique Selva Belvis
Representante persona física de
Umbrella Solar Investment, S.A.
Administrador Único

FIRMADO por: ENRIQUE SELVA BELVIS
Firma válida.

<u>INFORME SOBRE LAS MODIFICACIONES PATRIMONIALES SIGNIFICATIVAS QUE HAN TENIDO LUGAR EN TURBO ENERGY, S.L.U DESDE EL 30/09/2022 HASTA LA FECHA DEL PRESENTE INFORME</u>

A continuación, se detallan las modificaciones significativas en el balance desde el 30/09/2022 hasta la fecha del presente informe.

- Con fecha de 30/12/2022 el socio único de esta sociedad tomó la decisión de ampliar su capital social hasta la cifra total de 2.504.285 euros que corresponden a los 4.285 euros de capital social existente a fecha del Balance de Transformación y a la ampliación de capital con cargo a reservas acordada en esa fecha 30.12.2022 por valor de 2.500.000 euros (modificación que no altera el valor del Patrimonio Neto de la Sociedad, sino su composición, aumentando la cifra de capital), en los términos que constan en la correspondiente escritura de elevación a público de la decisión otorgada ante el Notario don Alejandro Cervera Taulet, protocolo 222/23 presentada a inscripción en el Registro Mercantil.

- Al margen de lo anterior no se han producido variaciones significativas en el balance sin pretexto de las cuentas a cobrar y pagar que figuran en los estados financieros.

El Valencia, a 1 de febrero de 2023

Fdo: Administrador único D. Enrique Selva Bellvis PFR de Umbrella Solar Investment SA

BALANCE CERRADO A 31 DE ENERO DE 2023

Descripción	Ejercicio fiscal en curso
ACTIVO	
A) ACTIVO NO CORRIENTE	456.141,30
I. Inmovilizado intangible	248.991,62
1. Desarrollo	
2. Concesiones	
3. Patentes, licencias, marcas y similares	
4. Fondo de comercio	
5. Aplicaciones informáticas	300,08
6. Otro inmovilizado intangible	248.691,54
II. Inmovilizado material	186.514,12
1. Terrenos y construcciones	
2. Instalaciones técnicas y otro inmovilizado m	159.787,12
3. Inmovilizado en curso y anticipos	26.727,00
III. Inversiones inmobiliarias	
1. Terrenos	
2. Construcciones	
IV. Inversiones en empresas del grupo y asociada	2.550,00
1. Instrumentos de patrimonio	2.550,00
2. Créditos a empresas	
3. Valores representativos de deuda	
4. Derivados	
5. Otros activos financieros

Descripción	Ejercicio fiscal en curso
V. Inversiones financieras a largo plazo	15.657,31
1. Instrumentos de patrimonio	305,00
2. Créditos a terceros	
3. Valores representativos de deuda	
4. Derivados	
5. Otros activos financieros	15.352,31
VI. Activos por impuesto diferido	2.428,33
VII.Deudores comerciales no corrientes	
B) ACTIVO CORRIENTE	13.709.121,37
I. Activos no corrientes mantenidos para la venta	
II. Existencias	9.592.145,37
1. Comerciales	21.654,69
2. Materias primas y otros aprovisionamientos	9.570.433,51
3. Productos en curso	
4. Productos terminados	
5. Subproductos, residuos y materiales recuper	
6. Anticipos a proveedores	57,17
III. Deudores comerciales y otras cuentas a cobra	3.425.736,40
1. Clientes por ventas y prestaciones de servici	2.844.951,53
2. Empresas del grupo y asociadas, deudores	68.104,25
3. Otros deudores	
4. Personal	1.410,00

NOTARIA DE D. ALEJANDRO CERVERA TAULET · VALENCIA · NIHIL PRIUS FIDE

Descripción	Ejercicio fiscal en curso
5. Activos por impuesto corriente	
6. Otros créditos con las Administraciones publ	511.270,62
7. Accionistas (socios) por desembolsos exigid	
IV. Inversiones en empresas del grupo y asociada	
1. Instrumentos de patrimonio	
2. Créditos a empresas	
3. Valores representativos de deuda	
4. Derivados	
5. Otros activos financieros	
5. Otros activos financieros	
V. Inversiones financieras a corto plazo	
1. Instrumentos de patrimonio	
2. Créditos a empresas	
3. Valores representativos de deuda	
4. Derivados	
5. Otros activos financieros	
VI. Periodificaciones	61.036,11
VII. Efectivo y otros activos líquidos equivalentes	630.203,49
1. Tesorería	630.203,49
2. Otros activos líquidos equivalentes	
TOTAL ACTIVO	14.165.262,75

Descripción	Ejercicio fiscal en curso
PATRIMONIO NETO Y PASIVO	
A) PATRIMONIO NETO	4.117.080,09
A-1) Fondos propios	4.117.080,09
I. Capital	2.504.285,00
1. Capital escriturado	2.504.285,00
2. (Capital no exigido)	
II. Prima de emisión	
III. Reservas	1.481.643,54
1. Legal y estatutarias	600,00
2. Otras reservas	1.481.043,54
IV. (Acciones y participaciones en patrimonio p	
V. Resultados de ejercicios anteriores	
1. Remanente	
2. (Resultados negativos de ejercicios anteri	
VI. Otras aportaciones de socios	
VII. Resultado del ejercicio	131.151,55
VIII. (Dividendo a cuenta)	
IX. Otros instrumentos de patrimonio neto	
A-2) Subvenciones, donaciones y legados recibid	
I. Instrumentos financieros disponibles para la	
II. Operaciones de cobertura	
III. Otros	

NOTARIA DE D. ALEJANDRO CERVERA TAULET · VALENCIA · NIHIL PRIUS FIDE

Descripción	Ejercicio fiscal en curso
A-3) Subvenciones, donaciones y legados recibid	
B) PASIVO NO CORRIENTE	326.397,23
I. Provisiones a largo plazo	
1. Obligaciones por prestaciones a largo pla	
2. Actuaciones medioambientales	
3. Provisiones por reestructuración	
4. Otras provisiones	
II. Deudas a largo plazo	326.397,23
1. Obligaciones y otros valores negociables	
2. Deuda con entidades de crédito	326.397,23
3. Acreedores por arrendamiento financiero	
4. Derivados	
5. Otros pasivos financieros	
III. Deudas con empresas del grupo y asociada	
IV. Pasivos por impuesto diferido	
V. Periodificaciones a largo plazo	
C) PASIVO CORRIENTE	9.721.785,40
I. Pasivos vinculados con activos no corrientes	
II. Provisiones a corto plazo	
III. Deudas a corto plazo	6.242.756,13
1. Obligaciones y otros valores negociables	
2. Deuda con entidades de crédito	6.242.756,13

Descripción	Ejercicio fiscal en curso
3. Acreedores por arrendamiento financiero	
4. Derivados	
5. Otros pasivos financieros	
5. Otros pasivos financieros	
IV. Deudas con empresas del grupo y asociada	780.248,44
1. Deudas con empresas del grupo y asociad	
2. Deudas con empresas del grupo y asociad	780.248,44
V. Acreedores comerciales y otras cuentas a pa	2.698.780,83
1. Proveedores	2.235.203,57
2. Proveedores, empresas del grupo y asocia	169.839,36
3. Acreedores varios	
4. Personal (remuneraciones pendientes de	
5. Pasivos por impuesto corriente	
6. Otras deudas con las Administraciones Pú	293.737,90
7. Anticipos de clientes	
VI. Periodificaciones a corto plazo	
TOTAL PATRIMONIO NETO Y PASIVO	14.165.262,72
descuadre	-0,03

NOTARIA DE D. ALEJANDRO CERVERA TAULET · VALENCIA · NIHIL PRIUS FIDE

Fdo: D. Enrique Selva Bellvís PFR de Umbrella Solar Investment SA

ESTATUTOS SOCIALES TURBO ENERGY, S.A.

TURBO ENERGY™
SOLAR INNOVATION

TEXTO REFUNDIDO DE LOS ESTATUTOS SOCIALES DE

TURBO ENERGY, S.A. (la "**Sociedad**")

(Aprobado por decisiones de Socio Único de 1 de febrero de 2023)

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ESTATUTOS SOCIALES TURBO ENERGY, S.A.

ARTÍCULO 1.- DENOMINACIÓN

La Sociedad se denominará "TURBO ENERGY, SOCIEDAD ANÓNIMA" y se regirá por los presentes Estatutos y por las demás disposiciones legales que le sean aplicables.

ARTÍCULO 2.- OBJETO

La sociedad tendrá por objeto social (CNAE actividad principal 2712 la fabricación de aparatos de distribución y control eléctrico) las siguientes actividades:

a) El diseño y la fabricación de material y equipo eléctrico.

b) La adquisición, distribución y venta de material eléctrico para el desarrollo de proyectos energéticos renovables, tales como paneles solares, inversores, cargadores, reguladores, baterías y estructuras entre otros.

ARTÍCULO 3.- DOMICILIO

1. La Sociedad tiene su domicilio social en Calle Isabel la Católica 8, Oficinas 50-51, 46004-Valencia.

2. El órgano de administración podrá acordar el traslado de su domicilio social dentro del mismo término municipal, así como establecer sucursales, agencias, delegaciones y representaciones en la medida y lugar que estime oportuno.

ARTÍCULO 4.- DURACIÓN

1. La duración de la Sociedad será indefinida.

2. La Sociedad comenzó sus operaciones el día 18 de septiembre de 2013.

ARTÍCULO 5.- PÁGINA WEB CORPORATIVA

1. La Sociedad adopta como página web corporativa la ubicada en la siguiente dirección: www.turbo-e.com.

2. La modificación, el traslado o la supresión de la página web de la Sociedad será competencia del órgano de administración, y se hará constar en la hoja abierta a la Sociedad en el Registro Mercantil competente y publicado en el "Boletín Oficial del Registro Mercantil". Esta modificación, traslado o supresión también se hará pública en la página web que se ha acordado modificar, trasladar o suprimir, durante el plazo de los treinta días siguientes a contar desde la inserción del acuerdo.

ARTÍCULO 6.- CAPITAL SOCIAL Y PARTICIPACIONES

El capital social, que está totalmente desembolsado se fija en DOS MILLONES QUINIENTOS CUATRO MIL DOSCIENTOS OCHENTA Y CINCO EUROS (2.504.285 €) y está dividido en CINCUENTA MILLONES OCHENTA Y CINCO MIL SETECIENTAS (50.085.700) acciones con un valor nominal cada una de ellas de CINCO CÉNTIMOS DE EURO (0,05 €), y numeradas correlativamente del 1 al 50.085.700.

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ESTATUTOS SOCIALES TURBO ENERGY, S.A.

ARTÍCULO 7.- REPRESENTACIÓN DE LAS ACCIONES

1. Las acciones están representadas por medio de anotaciones en cuenta. Se constituyen como tales en virtud de la inscripción en el correspondiente registro contable y se rigen por lo establecido en la Ley del Mercado de Valores y demás disposiciones complementarias.

2. La llevanza del registro contable de los valores representados por medio de anotaciones encuenta será atribuida a una entidad designada por la Sociedad entre aquellas entidades quepuedan desarrollar esta función conforme a la legislación vigente.

3. Dicha entidad comunicará a la Sociedad las operaciones relativas a las acciones. El órgano de administración será el competente, en su caso, para la elección de la entidad encargada de la llevanza del registro contable.

4. La legitimación para el ejercicio de los derechos del accionista, incluida, en su caso, la transmisión, se obtiene mediante la inscripción en el registro contable que presume la titularidad legítima y habilita al titular registral a exigir que la Sociedad le reconozca como accionista. Dicha legitimación podrá acreditarse mediante la exhibición de los certificados oportunos, emitidos por la entidad encargada de los registros contables. Si la Sociedad realiza alguna prestación a favor del presuntamente legitimado, quedará liberada de la obligación correspondiente, aunque aquel no sea titular real de la acción, siempre que la realice de buena fe y sin culpa grave.

ARTÍCULO 8.- TRANSMISIÓN DE LAS ACCIONES Y CONSTITUCIÓN DE DERECHOS REALES

1. Las acciones podrán transmitirse libremente de conformidad con lo establecido en la Ley de Sociedades de Capital y demás normas complementarias.

2. La inscripción de la transmisión a favor del adquirente producirá los mismos efectos que la tradición de los títulos. La transmisión será oponible frente a terceros desde el momento en que se haya practicado la inscripción. La constitución de derechos reales limitados u otra clase de gravámenes sobre valores representados por medio de anotaciones en cuenta deberá inscribirse en la cuenta correspondiente. La constitución del gravamen será oponible a terceros desde el momento en que se haya practicado la correspondiente inscripción.

ARTÍCULO 9.- COPROPIEDAD, USUFRUCTO Y PRENDA DE ACCIONES

1. Las acciones son indivisibles. Los copropietarios de una acción responden solidariamente frente a la Sociedad de cuantas obligaciones se deriven de la condición de accionistas, y deberán designar una sola persona que ejercite en su nombre los derechos de socio. La misma regla se aplicará a los demás supuestos de cotitularidad de derechos sobre las acciones.

2. En caso de usufructo de acciones, la cualidad de socio reside en el nudo propietario. Las demás relaciones entre el usufructuario y el nudo propietario y el restante contenido del usufructo, se regirán por lo establecido en la Ley de Sociedades de Capital y en lo no previsto en ésta por la Ley civil aplicable.

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NOTARIA DE D. ALEJANDRO CERVERA TAULET
NIHIL PRIUS FIDE
VALENCIA

ESTATUTOS SOCIALES TURBO ENERGY, S.A.

3. En caso de prenda o embargo de acciones se observará lo dispuesto en la Ley de Sociedades de Capital y demás normas complementarias.

ARTÍCULO 10.- COMUNICACIÓN DE PARTICIPACIONES SIGNIFICATIVAS

1. Los accionistas estarán obligados a comunicar a la Sociedad la adquisición o pérdida de acciones, por cualquier título, ya sea directa o indirectamente, que determinen que su participación total alcance, supere o descienda del % del capital social o sus sucesivos múltiplos que en cada momento determine la normativa del mercado en el que las acciones de la sociedad coticen.

2. Las comunicaciones previstas en este artículo deberán realizarse al órgano o persona que la Sociedad haya designado al efecto que estará disponible en la web de la sociedad y dentro del plazo máximo de los cuatro (4) días hábiles siguientes a aquel en que se hubiera producido el hecho determinante de la comunicación. Si la Sociedad no hubiese designado órgano o persona a los antedichos efectos, las comunicaciones se realizarán al Presidente del Consejo de Administración de la Sociedad.

3. La Sociedad dará publicidad a tales comunicaciones de acuerdo con lo dispuesto en la normativa del mercado en el que las acciones de la sociedad coticen.

ARTÍCULO 11.- ÓRGANOS DE LA SOCIEDAD

Son órganos de la Sociedad:

a) La Junta General de Accionistas, en la que los socios decidirán por la mayoría legal o estatutariamente establecida, los asuntos propios de competencia de ésta.

b) El Consejo de Administración, al que corresponden la gestión, administración y representación de la Sociedad con las facultades que le atribuyen la Ley y los presentes estatutos.

c) El Comité de Auditoría.

d) El Comité de Nombramientos y Gobierno Corporativo.

e) El Comité de Retribuciones.

ARTÍCULO 12.- JUNTA GENERAL

1. Corresponde a los accionistas constituidos en Junta General decidir por mayoría en los asuntos que sean competencia legal de ésta.

2. Todos los socios, incluso los disidentes y los que no hayan participado en la reunión, quedarán sometidos a los acuerdos de la Junta General, sin perjuicio de los derechos y acciones que la Ley les reconoce.

ARTÍCULO 13.- CLASES DE JUNTAS GENERALES

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1. Las Juntas Generales de Accionistas podrán ser ordinarias o extraordinarias. Es ordinaria la que previa convocatoria, debe reunirse necesariamente dentro de los seis primeros meses de cada ejercicio para censurar la gestión social, aprobar, en su caso, las cuentas de ejercicioanterior y resolver sobre la aplicación del resultado.

2. Todas las demás Juntas Generales tendrán el carácter de extraordinarias.

3. No obstante, la Junta General, aunque haya sido convocada con el carácter de ordinaria, podrá también deliberar y decidir sobre cualquier asunto de su competencia que haya sido incluido en el orden del día de la convocatoria.

ARTÍCULO 14.- CONVOCATORIA DE LA JUNTA GENERAL

1. El Órgano de Administración deberá convocar la Junta General Ordinaria para su celebración dentro de los seis meses de cada ejercicio. Asimismo, el Órgano de Administración podrá convocar Junta General Extraordinaria siempre que lo estimen conveniente para los intereses sociales. Deberá asimismo convocarla cuando lo soliciten accionistas que representen, al menos, el cinco por ciento del capital social, expresando en la solicitud los asuntos a tratar en ella. En este supuesto, el Órgano de Administración deberá convocar la Junta General de Accionistas dentro del plazo legalmente previsto a tal efecto y, asimismo, confeccionará el Orden del Día incluyendo los asuntos que hubieran sido objeto de solicitud.

2. La convocatoria tanto para las Juntas Ordinarias como para las extraordinarias se realizará mediante anuncio publicado en la página web corporativa por lo menos con un mes de antelación al día de su celebración.

3. El anuncio expresará la fecha de la reunión en primera convocatoria, todos los asuntos que han de tratarse y, cuando, así se lo exija la Ley, el derecho de los accionistas a examinar en el domicilio social y, en su caso, de obtener, de forma gratuita e inmediata, los documentosque han de ser sometidos a la aprobación de la Junta General y los informes técnicos establecidos en la Ley. Podrá, asimismo, hacerse constar la fecha en la que, si procediera, sereunirá la Junta en segunda convocatoria. Entre la primera y la segunda deberá mediar, porlo menos un plazo de 24 horas.

ARTÍCULO 15.- JUNTAS UNIVERSALES

La Junta General se entenderá convocada y quedará válidamente constituida para tratar cualquier asunto, siempre que esté presente todo el capital desembolsado y los asistentes acepten por unanimidad la celebración de la Junta General.

ARTÍCULO 16.- LUGAR DE CELEBRACIÓN DE LA JUNTA GENERAL

La Junta General podrá ser celebrada en un lugar distinto de aquél en el que la Sociedad tenga su domicilio social, siempre que se encuentre dentro del término municipal de Valencia. En el supuesto de no figurar el lugar de celebración en la convocatoria, se entenderá que la Junta General ha sido convocada para su celebración en el domicilio social.

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NIHIL PRIUS FIDE
VALENCIA

ESTATUTOS SOCIALES TURBO ENERGY, S.A.

ARTÍCULO 17.- DERECHO DE ASISTENCIA A LA JUNTA GENERAL

1. Tendrán derecho de asistencia a la Junta General todos los accionistas que tengan inscritas sus acciones en el correspondiente registro contable de anotaciones en cuenta con cinco días de antelación a aquel en el que haya de celebrarse la Junta general, lo que podrán acreditar mediante la oportuna tarjeta de asistencia, delegación y voto a distancia, certificado expedido por alguna de las entidades autorizadas legalmente para ello o por cualquier otra forma admitida en Derecho.

2. Todo accionista que tenga derecho a asistir podrá hacerse representar en la Junta General por medio de otra persona, aunque ésta no sea accionista, en la forma y con los requisitos establecidos en la Ley de Sociedades de Capital.

3. La asistencia a la Junta General también podrá ser por medios telemáticos, siempre que se garantice debidamente la identidad del sujeto y éste disponga de los medios necesarios para ello. En todo caso, la convocatoria de la Junta General deberá establecer y describir los plazos, formas y modo de ejercicio de los derechos de los accionistas previstos por el Consejo de Administración para permitir el ordenado desarrollo de la Junta General. En particular, elConsejo de Administración podrá determinar que las intervenciones o propuestas de acuerdos que conforme a la Ley de Sociedades de Capital tengan intención de formular quienes vayan a asistir por medios telemáticos, se remitan a la Sociedad con anterioridad almomento de la constitución de la Junta General. Las respuestas a los accionistas que ejerciten su derecho de información durante la Junta General se producirán por escrito durante los siete días siguientes a la finalización de la Junta General. El Consejo de Administración podrá desarrollar las previsiones anteriores estableciendo las reglas, mediosy procedimientos adecuados al estado de la técnica para instrumentar la asistencia, la emisión del voto y el otorgamiento de la representación por medios de comunicación a distancia, ajustándose, en su caso, a las normas que resulten aplicables al efecto. Las reglas de desarrollo que se adopten al amparo de lo dispuesto en este apartado se publicarán en la página web de la Sociedad.

4. Podrán asistir a la Junta General, los Directivos, Gerentes, Técnicos y demás personas que tengan interés en la buena marcha de los asuntos sociales.

ARTÍCULO 18.- QUORUM DE ASISTENCIA Y MAYORÍAS PARA LA ADOPCIÓN DE ACUERDOS

1. La Junta General de accionistas quedará válidamente constituida en primera convocatoria cuando los accionistas presentes o representados posean, al menos, el veinticinco por ciento del capital suscrito con derecho de voto. En segunda convocatoria, será válida la constitución de la junta cualquiera que sea el capital concurrente a la misma.

2. No obstante lo anterior, para que la Junta General pueda acordar válidamente el aumento o la reducción del capital y cualquier otra modificación de los estatutos sociales, la emisión de obligaciones, la supresión o la limitación del derecho de adquisición preferente de nuevas acciones, así como la transformación, la fusión, la escisión o la cesión global de activo y pasivo y el traslado de domicilio al extranjero, será necesaria, en primera convocatoria, la concurrencia de accionistas presentes o representados que posean, al menos, el cincuenta por ciento del capital suscrito con derecho de voto. En segunda convocatoria será suficiente la concurrencia del veinticinco por ciento de dicho capital.

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3. Los acuerdos sociales se adoptarán por mayoría ordinaria de los votos de los accionistas presentes o representados en la Junta General, entendiéndose adoptado un acuerdo cuandoobtenga más votos a favor que en contra del capital presente o representado.

4. Para la adopción de los acuerdos a que se refiere el artículo 18.2 anterior, si el capital presente o representado supera el cincuenta por ciento bastará con que el acuerdo se adopte por mayoría absoluta. Sin embargo, se requerirá el voto favorable de los dos tercios del capital presente o representado en la Junta General cuando en segunda convocatoria concurran accionistas que representen el veinticinco por ciento o más del capital suscrito con derecho de voto sin alcanzar el cincuenta por ciento.

ARTÍCULO 19.- FUNCIONAMIENTO DE LA JUNTA GENERAL

1. Actuarán como Presidente y Secretario los que sean del Consejo de Administración, o en caso de ausencia de éstos, los que la propia Junta General acuerde. Si existiere Vicepresidente y Vicesecretario del Consejo, a ellos corresponderá el ejercicio de dichos cargos en defecto del Presidente y Secretario.

2. Sólo se podrá deliberar y votar sobre los asuntos incluidos en la convocatoria, pero los Administradores pueden ser separados en cualquier momento por la Junta General aunqueéste punto no constara en el orden del día.

3. Corresponde al Presidente dirigir las deliberaciones, conceder el uso de la palabra y determinar el tiempo de duración de las sucesivas intervenciones.

4. En todo lo demás, verificación de asistentes, votación y derecho de información de accionista se estará a lo establecido en la Ley.

ARTÍCULO 20.- ACTA DE LA REUNIÓN DE LA JUNTA GENERAL

De las reuniones de la Junta General se extenderá acta en el libro llevado al efecto. El acta podráser aprobada por la propia Junta General o en su defecto, dentro del plazo de quince días por el Presidente y dos interventores, uno en representación de la mayoría y otro por la minoría.

ARTÍCULO 21.- CONSEJO DE ADMINSITRACIÓN

1. La gestión, administración y representación de la Sociedad en juicio o fuera de él, y en todos los actos comprendidos en el objeto social corresponde al Consejo de Administración actuando colegiadamente sin perjuicio de las delegaciones y apoderamientos que pueda conferir.

2. Quedan en todo caso a salvo las facultades que legalmente corresponden a la Junta General de Accionistas.

3. El Consejo de Administración estará compuesto por tres miembros como mínimo y doce como máximo, elegidos por la Junta General.

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ARTÍCULO 22.- DURACIÓN DEL CARGO

Los Consejeros ejercerán su cargo durante el plazo de seis años, pudiendo ser reelegidos, una omás veces, por períodos de igual duración. Vencido el plazo, el nombramiento caducará cuandose haya celebrado la siguiente Junta General o haya transcurrido el plazo legal para la celebraciónde la Junta General.

ARTÍCULO 23.- RÉGIMEN JURÍDICO DE LOS CONSEJEROS

1. La Junta General podrá fijar el número efectivo de miembros del Consejo dentro de los números mínimo y máximo señalados.

2. Para ser nombrado Consejero no se requiere la cualidad de accionista pudiendo serlo tanto personas físicas como jurídicas.

3. No podrán ser Consejeros las personas declaradas incompatibles por la Ley o incursas en causa de prohibición legal.

4. El Consejo regulará su propio funcionamiento y nombrará de sus miembros a un Presidentey, en su caso, a uno o varios Vicepresidentes, quienes desempañarán las funciones que les atribuyen la Ley y los presentes Estatutos. Asimismo, designará a un Secretario, que podrá ser Consejero o no Consejero, y, en su caso, a un Vicesecretario.

ARTÍCULO 24.- RETRIBUCIÓN DE LOS ADMINISTRADORES

1. El cargo de administrador será retribuido por el desempeño de las funciones inherentes a laactividad de supervisión y decisión colegiada propia del Consejo de Administración. La retribución consistirá en una cantidad fija anual que determinará la Junta General y se mantendrá vigente en tanto en cuanto la Junta General no acuerde su modificación. La cifra fijada se distribuirá en la forma que estime más oportuna el Consejo de Administración entre sus miembros en atención a las funciones consultoras, de asesoramiento y dedicación a las mismas de cada uno de ellos, tanto en el importe como en la periodicidad y en la forma, a través de dietas y retribuciones en especie.

2. Con independencia de lo previsto en el apartado anterior, los Consejeros que tengan atribuidas funciones ejecutivas en la Sociedad tendrán derecho a percibir una retribución por la prestación de estas funciones que determinará el Consejo de Administración y que podrá consistir en una cantidad fija, una cantidad complementaria variable, y también sistemas de incentivos así como una parte asistencial que podrá incluir sistemas de previsión y seguros oportunos y, en su caso, la Seguridad Social. En caso de cese no debido al incumplimiento de sus funciones, podrán tener derecho a una indemnización. En todo caso, dicha atribución de funciones ejecutivas y demás condiciones deberán recogerse en el correspondiente contrato a suscribir entre la Sociedad y el Consejero.

3. La Sociedad está autorizada para contratar un seguro de responsabilidad civil para sus Consejeros.

ARTÍCULO 25.- FUNCIONAMIENTO DEL CONSEJO

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1. El Consejo de Administración será convocado por su presidente o el que haga sus veces. Los administradores que constituyan al menos un tercio de los miembros del Consejo podrán convocarlo, indicando el orden del día, para su celebración en la localidad donde radique eldomicilio social, si, previa petición al presidente, éste sin causa justificada no hubiera hechola convocatoria en el plazo de un mes.

2. No será necesaria convocatoria previa, cuando estando presentes todos los miembros del Consejo, decida por unanimidad celebrar Consejo de Administración.

3. El Consejo de Administración quedará válidamente constituido cuando concurran a la reunión, presentes o representados, la mitad más uno de sus componentes.

4. Cualquier Consejero puede conferir, por escrito o por correo electrónico, debidamente acreditado, su representación a otro Consejero con carácter expreso para la reunión de quese trate, dirigido al Presidente o a quien haga sus veces.

5. Cualquier Consejero podrá comparecer a una reunión del Consejo de Administración por medio de teleconferencia o videoconferencia, siempre que dicho Consejero sea capaz (directamente o por medio de la videoconferencia) de hablar con todos y cada uno de los demás Consejeros y que éstos puedan escucharle de forma simultánea. Todo Consejero quetome parte en esa clase de conferencia se considerará que está presente en persona en la reunión del Consejo de Administración y tendrá voto.

6. Asimismo, siempre y cuando ningún Consejero se oponga a ello, cabe la posibilidad de celebrar reuniones del Consejo por escrito y sin sesión.

7. Corresponde al Presidente dirigir las reuniones del Consejo. En ausencia del Presidente hará sus veces el Vicepresidente y a falta de éste el Consejo que en cada caso designe el Consejode Administración.

8. Los acuerdos se tomarán por mayoría absoluta de los Consejeros, presentes o representados, salvo que la Ley exija mayoría reforzada.

9. Los acuerdos del Consejo de Administración constarán en Actas, que serán firmadas por el Presidente y el Secretario, o los que hagan sus veces de acuerdo con los Estatutos sociales.

10. Las certificaciones de las actas serán expedidas por el secretario del Consejo de Administración o, en su caso, por el Vicesecretario con el visto bueno del Presidente o, en su caso, del Vicepresidente.

ARTÍCULO 26.- DELEGACIÓN DE FACULTADES

1. El Consejo de Administración podrá designar de su seno una Comisión Ejecutiva o uno o varios Consejeros Delegados, determinando las personas que deben ejercer dichos cargos ysu forma de actuar pudiendo delegar en ellos, total o parcialmente, con carácter temporal opermanente, todas las facultades que no sean indelegables conforme a la Ley o, en su caso,los presentes Estatutos Sociales.

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2. Cuando un miembro del Consejo de Administración sea nombrado Consejero Delegado o sele atribuyan funciones ejecutivas en virtud de otro título, será necesario que se celebre un contrato entre este y la Sociedad que deberá ser aprobado previamente por el Consejo de Administración con el voto favorable de las dos terceras partes de sus miembros. El Consejero afectado deberá abstenerse de asistir a la deliberación y de participar en la votación. El contrato aprobado deberá incorporarse como anejo al acta de la sesión.

3. En el contrato se detallarán todos los conceptos por los que pueda obtener una retribuciónpor el desempeño de funciones ejecutivas, incluyendo, en su caso, la eventual indemnizaciónpor cese anticipado en dichas funciones y las cantidades a abonar por la Sociedad en concepto de primas de seguro o de contribución a sistemas de ahorro. El Consejero no podrápercibir retribución alguna por el desempeño de funciones ejecutivas cuyas cantidades o conceptos no estén previstos en ese contrato.

4. El contrato deberá ser conforme con la política de retribuciones aprobada, en su caso, por la Junta General.

ARTÍCULO 27.- COMITÉ DE AUDITORÍA

1. Consejo de Administración constituirá con carácter permanente un Comité de Auditoría, órgano de carácter informativo y consultivo, sin funciones ejecutivas, con facultades de información, asesoramiento y propuesta dentro de su ámbito de actuación.

2. Un Comité de Auditoría se compondrá por un mínimo de tres y un máximo de cinco miembros, que deberán ser Consejeros no ejecutivos, la mayoría de los cuales deberán ser Consejeros independientes y uno de ellos será designado teniendo en cuenta sus conocimientos y experiencia en materia de contabilidad, auditoría o ambas.

3. El Presidente del Comité de Auditoría será designado entre los Consejeros Independientes que formen parte de ella y deberá ser sustituido cada cuatro (4) años, pudiendo ser reelegido una vez transcurrido un plazo de un año desde su cese.

4. La designación de miembros de la Comunicación de Auditoría, así como el nombramiento de su Presidente y su Secretario, se efectuará por el Consejo de Administración por mayoríaabsoluta. Su renovación se hará en el tiempo, forma y número que decida el Consejo de Administración de la Sociedad.

5. El Secretario del Comité podrá ser uno de sus miembros o bien el Secretario o Vicesecretario del Consejo de Administración. En este caso el Secretario podrá no tener carácter de miembro del Comité de Auditoría.

6. El Comité de Auditoría tendrá el funcionamiento y las competencias establecidas en la legislación en los presentes estatutos, en las normas que en cada momento apruebe el Consejo de Administración en desarrollo de los Estatutos así como en la legislación vigente en función de las normas aplicables en el mercado en el que las acciones de la sociedad coticen.

7. En su conjunto, los miembros del Comité de Auditoría tendrán conocimientos técnicos pertinentes en relación con el sector de la actividad al que pertenece la Sociedad.

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ARTÍCULO 27 .BIS.- COMITÉ DE NOMBRAMIENTO Y GOBIERNO CORPORATIVO

1. El Consejo de Administración constituirá cuando considere necesario un Comité de Nombramiento y Gobierno Corporativo para el desempeño de sus funciones y responsabilidad, pero con una frecuencia no inferior a una vez al año, órgano de carácter informativo y consultivo, sin funciones ejecutivas, con facultades de información, asesoramiento y propuesta dentro de su ámbito de actuación.

2. Un Comité de Nombramiento y Gobierno Corporativo se compondrá por dos o más miembros, que deberán ser Consejeros no ejecutivos, la mayoría de los cuales deberán ser Consejeros independientes y uno de ellos será designado teniendo en cuenta sus conocimientos y experiencia en materia de Gobierno Corporativo.

3. El Presidente del Comité de Nombramiento y Gobierno Corporativo será designado por el Consejo de Administración entre los Consejeros Independientes que formen parte de ella y deberá ser sustituido cada cuatro (4) años, pudiendo ser reelegido una vez transcurrido un plazo de un año desde su cese.

4. La designación de miembros de la Comité de Nombramiento y Gobierno Corporativo, así como el nombramiento de su Presidente, se efectuará por el Consejo de Administración por mayoría absoluta. Su renovación se hará en el tiempo, forma y número que decida el Consejo de Administración de la Sociedad.

5. El Comité de Nombramiento y Gobierno Corporativo tendrá el funcionamiento y las competencias establecidas en los presentes estatutos, en las normas que en cada momento apruebe el Consejo de Administración en desarrollo de los Estatutos así como en la legislación vigente en función de las normas aplicables en el mercado en el que las acciones de la sociedad coticen.

6. En su conjunto, los miembros del Comité de Nombramiento y Gobierno Corporativo tendrán conocimientos técnicos pertinentes en relación con el sector de la actividad al que pertenece la Sociedad.

ARTÍCULO 27.TER . - COMITÉ DE RETRIBUCIONES

1. El Consejo de Administración constituirá cuando considere necesario un Comité de Retribuciones para el desempeño de sus funciones y responsabilidad, pero con una frecuencia no inferior a una vez al año, órgano de carácter informativo y consultivo, sin funciones ejecutivas, con facultades de información, asesoramiento y propuesta dentro de su ámbito de actuación

2. Un Comité de Retribuciones se compondrá por dos o más miembros, según lo determine periódicamente el Consejo de Administración por recomendación del Comité de Nombramiento y Gobierno Corporativo, que deberán ser Consejeros no ejecutivos, la mayoría de los cuales deberán ser Consejeros independientes y uno de ellos será designado teniendo en cuenta sus conocimientos y experiencia en materia de contabilidad, auditoría o ambas.

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NOTARIA DE D. ALEJANDRO CERVERA TAULET · NIHIL PRIUS FIDE · VALENCIA

ESTATUTOS SOCIALES TURBO ENERGY, S.A.

3. El Presidente del Comité de Retribuciones será designado por el Consejo de Administración entre los Consejeros Independientes que formen parte de ella y deberá ser sustituido cada cuatro (4) años, pudiendo ser reelegido una vez transcurrido un plazo de un año desde su cese.

4. La designación de miembros de la Comunicación de Retribuciones, así como el nombramiento de su Presidente, se efectuará por el Consejo de Administración por mayoría absoluta. Su renovación se hará en el tiempo, forma y número que decida el Consejo de Administración de la Sociedad.

5. El Comité de Retribuciones tendrá el funcionamiento y las competencias establecidasen los presentes estatutos, en las normas que en cada momento apruebe el Consejo de Administración en desarrollo de los Estatutos así como en la legislación vigente en función de las normas aplicables en el mercado en el que las acciones de la sociedad coticen.

6. En su conjunto, los miembros del Comité de Retribuciones tendrán conocimientos técnicos pertinentes en relación con el sector de la actividad al que pertenece la Sociedad.

ARTÍCULO 28.- EJERCICIO SOCIAL

1. El ejercicio social comenzará el primero de enero y terminará el treinta y uno de diciembre de cada año.

2. Por excepción el primer ejercicio social comenzará el dia de la firma de la firma de la escritura de constitución y terminará el día treinta y uno de diciembre del mismo año.

ARTÍCULO 29.- CUENTAS ANUALES

El órgano de administración dentro del plazo legal, formulará las cuentas anuales, el informe degestión y la propuesta de aplicación de resultado, para, una vez revisados e informados por los Auditores de Cuentas, en su caso, sean presentados a la Junta General.

ARTÍCULO 30.- APLICACIÓN DE RESULTADO

1. La Junta General resolverá sobre la aplicación del resultado de acuerdo con las cuentas aprobadas y distribuirá, en su caso, dividendos a los accionistas en proporción a su participación en la Sociedad, con cargo a los beneficios o a reservas de libre disposición, unavez cubierta la reserva legal y estatutarias y cumpliendo las disposiciones legales en defensadel capital social.

2. La Sociedad podrá destinar todos los años un 5% de los beneficios contables antes de impuestos, actividades de interés general, labores de mecenazgo o, en general, a entidades sinánimo de lucro. El Consejo de Administración decidirá sobre la aplicación concreta de eseporcentaje e informará de la misma en un apartado concreto de la Memoria que compone las Cuentas Anuales.

3. El Órgano de Administración podrá acordar la distribución de cantidades a cuenta de dividendos, con las limitaciones y cumpliendo los requisitos establecidos en la Ley.

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ESTATUTOS SOCIALES TURBO ENERGY, S.A.

ARTÍCULO 31.- DISOLUCIÓN DE LA SOCIEDAD

1. La Sociedad se disolverá por acuerdo de la Junta General adoptada en cualquier momento con los requisitos establecidos en la Ley y por las demás causas previstas en la misma.

2. Cuando la Sociedad deba disolverse por causa legal que exija acuerdo de la Junta General, elÓrgano de Administración deberá convocar la Junta General en el plazo y condiciones regulados en el artículo 365 de la Ley de Sociedades de Capital.

ARTÍCULO 32.- DE LOS LIQUIDADORES

La Junta General, si acordase la disolución, procederá al nombramiento y determinación de facultades del liquidador o liquidadores, que será siempre en número impar, con las atribuciones señaladas en la Ley de Sociedades de Capital.

ARTÍCULO 33.- COMUNICACIÓN DE PACTOS PARASOCIALES

1. Los accionistas estarán obligados a comunicar a la Sociedad la suscripción, prórroga o extinción de pactos parasociales que restrinjan la transmisibilidad de las acciones de su propiedad o afecten a los derechos de voto inherentes a dichas acciones.

2. Las comunicaciones deberán realizarse al órgano o persona que la Sociedad haya designado al efecto y dentro del plazo máximo de los cuatro días hábiles siguientes a aquel en que se hubiera producido el hecho determinante de la comunicación. Si la Sociedad no hubiese designado órgano o persona a los antedichos efectos, las comunicaciones se realizarán al Presidente del Consejo de Administración de la Sociedad.

3. En la comunicación la Sociedad indicará que la información comunicada ha sido elaborada bajo la exclusiva responsabilidad de la Sociedad y sus administradores.

DISPOSICIÓN TRANSITORIA PRIMERA – GOBIERNO CORPORATIVO

El artículo 11 de los presentes Estatutos Sociales dispone que, son órganos de la Sociedad: (i) La Junta General de Accionistas, (ii) El Consejo de Administración, (iii) El Comité de Auditoría, (iv) El Comité de Nombramientos y de Gobierno corporativo y, (v) El Comité de Retribuciones.

En relación con los tres últimos Comités mencionados, el Comité de Auditoría, el Comité de Nombramientos y de Gobierno corporativo y el Comité de Retribuciones, tienen carácter voluntario para la sociedad no siendo necesaria su existencia por no ser sociedad cotizada en el momento de su aprobación por el Socio Único.

Una vez que la sociedad decida aprobar la admisión a cotización de sus acciones exclusivamente en un mercado de un tercer estado y no en un mercado Español de conformidad con el régimen previsto en el artículo 495 de la LSC (o la norma que en el futuro lo modifique o sustituya), como es el mercado de valores denominado National Association of Securities Dealers Automated

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ESTATUTOS SOCIALES TURBO ENERGY, S.A.

Quotation (***NASDAQ***) y se produzca dicha admisión por el supervisor del mercado NASDAQ, los artículos que se mencionan a continuación, serán obligatorios por aplicación del régimen de gobierno corporativo previsto por el NASDAQ:

1. ARTÍCULO 27.- COMITÉ DE AUDITORIA
2. ARTÍCULO 27 BIS COMITÉ DE NOMBRAMIENTO Y GOBIERNO CORPORATIVO
3. ARTÍCULO 27.TER. - COMITÉ DE RETRIBUCIONES

* * *

14

A la atención:

D. Enrique Selva Bellvís / Presidente del Consejo de Administración
TURBO ENERGY, S.A.
Calle Isabel la Católica 8, Oficinas 50-51, 46004-Valencia.

En Valencia para Valencia, a 3 de febrero de 2023.

Distinguidos Señores,

Yo, Mariano Soria Hernández, de nacionalidad española, mayor de edad, casado, ingeniero, vecino de Valencia, con domicilio a estos efectos en Calle Isabel la Católica 8, Oficinas 50-51, 46004-Valencia, acepto mi designación como Consejero de TURBO ENERGY, S.A., puesto para el que he sido nombrado por las Decisiones de Socio Único de fecha 1 de febrero de 2023.

Asimismo, declaro que, no me hallo incurso en causa alguna de incompatibilidad o prohibición y, en especial, en las previstas en el artículo 213 de la Ley de Sociedades de Capital, en la Ley 3/2015, de 30 de marzo, y demás normas estatales y autonómicas vigentes.

D. MARIANO SORIA HERNÁNDEZ

DNI/NIF 29184359-G.

NOTARIA DE D. ALEJANDRO CERVERA TAULET
NIHIL PRIUS FIDE
VALENCIA

---------- **TESTIMONIO DE LEGITIMACIÓN DE FIRMA** ----------------

Yo, **ALEJANDRO CERVERA TAULET,** Notario del Ilustre Colegio de Valencia, con residencia en esta Capital, ------------------

DOY FE: De que considero legítima la firma y rúbrica que antecede, de DON MARIANO SORIA HERNÁNDEZ, por haber sido estampada en mi presencia, previa identificación por mí, a través de su DNI, nº 29184359C. ----------------------------------

De acuerdo con el art. 256 del Reglamento Notarial, el Notario no asume ninguna responsabilidad por el contenido del documento cuyas firmas legitima. ----------------------------------

Y para que conste, extiendo la presente que signo, firmo, rubrico y sello en Valencia a ocho de febrero de dos mil veintitrés. --

SECCION 2ª DEL LIBRO INDICADOR ASIENTO Nº 22

SELLO DE LEGITIMACIONES Y LEGALIZACIONES
NIHIL PRIUS FIDE
A13

NOTARIA DE D. ALEJANDRO CERVERA TAULET
VALENCIA

CONSEJO GENERAL DEL NOTARIADO ESPAÑOL
NOTARIADO EUROPA
0278492423

A la atención:

D. Enrique Selva Bellvis / Presidente del Consejo de Administración
TURBO ENERGY, S.A.
Calle Isabel la Católica 8, Oficinas 50-51, 46004-Valencia.

En Valencia para Valencia, a 3 de febrero de 2023.

Distinguidos Señores,

Yo, Miguel Valldecabres Polop, de nacionalidad española, mayor de edad, estado civil casado, empresario, vecino de Valencia, con domicilio a estos efectos en Calle Penyes de Guaita 15, Los Monasterios, Puzol, 46530 Valencia, acepto mi designación como Consejero de TURBO ENERGY, S.A., puesto para el que he sido nombrado por las Decisiones de Socio Único de fecha 1 de febrero de 2023.

Asimismo, declaro que, no me hallo incurso en causa alguna de incompatibilidad o prohibición y, en especial, en las previstas en el artículo 213 de la Ley de Sociedades de Capital, en la Ley 3/2015, de 30 de marzo, y demás normas estatales y autonómicas vigentes.

D. MIGUEL VALLDECABRES POLOP

DNI: 44.850.376-P

TESTIMONIO DE LEGITIMACIÓN DE FIRMA
(número 153 del libro indicador sección 2ª).- Yo, JORGE BARBERA PICHO, Notario de Valencia y de su Ilustre Colegio Notarial, DOY FE: Considero legítima la firma que antecede, de Don MIGUEL VALLDECABRES POLOP con DNI/NIE número 44850376-P por coincidir con otra indubitada.
En Valencia a 07 FEB. 2023

CONSEJO GENERAL DEL NOTARIADO ESPAÑOL
NOTARIADO EUROPA

FE PÚBLICA NOTARIAL

0280065720

NOTARIA DE D. ALEJANDRO CERVERA TAULET
NIHIL PRIUS FIDE
VALENCIA

[redacted]

Informe de Experto Independiente

Transformación de Sociedad de Responsabilidad Limitada en Sociedad Anónima

Valoración del Patrimonio Social no dinerario TURBO ENERGY, S.L.U.

Emitido a petición de TURBO ENERGY, S.L.U.

INTERCONTROL AUDITORES Y CONSULTORES, S.L.P.U.

Miembro del Instituto de Censores Jurados de Cuentas de España (ICJCE) y del Registro de Expertos Contables (REC)

12 de enero de 2023

Informe de Experto Independiente para la valoración del Patrimonio Social no dinerario de TURBO ENERGY, S.L.U. en el supuesto de transformación de sociedad de responsabilidad limitada en sociedad anónima
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INTERCONTROL AUDITORES Y CONSULTORES, S.L.P.U.

Contenido

- Informe de Experto Independiente para la valoración del Patrimonio Social no dinerario en el supuesto de transformación de sociedad de responsabilidad limitada en sociedad anónima.

- Anexo I- Balance de Situación de TURBO ENERGY, S.L.U. y notas explicativas a 30.09.2022 e Informe de Auditoria emitido por DELOITTE, S.L.

Informe de Experto Independiente para la valoración del Patrimonio Social no dinerario de TURBO ENERGY, S.L.U. en el supuesto de transformación de sociedad de responsabilidad limitada en sociedad anónima.

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INTERCONTROL AUDITORES Y CONSULTORES, S.L.P.U.

Informe de Experto Independiente en el supuesto de Transformación de Sociedad de Responsabilidad Limitada en Sociedad Anónima

Al Administrador Único de Turbo Energy, S.L.U.,
por encargo del Registro Mercantil:

De acuerdo con el encargo recibido, y de conformidad con lo establecido en el artículo 18 de la Ley 3/2009, de 3 de abril, sobre Modificaciones Estructurales de las Sociedades Mercantiles (en adelante LME), y en relación con los artículos 221 y 338 y siguientes del Reglamento del Registro Mercantil, el 24 de noviembre de 2022 la Ilma. Sra. Dña. Isabel Querol Sancho, Registradora Mercantil del Registro Mercantil de Valencia nº 6, en virtud del artículo 344 del mencionado Reglamento del Registro Mercantil, designó a **INTERCONTROL AUDITORES Y CONSULTORES, S.L.P.U.** como experto independiente para la elaboración de un informe sobre la valoración del patrimonio social no dinerario integrado por los bienes, derechos y créditos, así como las deudas que resultan del activo y del pasivo del balance de transformación de la sociedad Turbo Energy, S.L.U. **(relacionado con el expediente número E92/22)**

Nuestro informe tiene como objetivo determinar la valoración del patrimonio social no dinerario aportado por la sociedad que se transforma en base al Balance de Situación auditado a 30.09.2022, tomado como Balance base de la transformación.

1. DESCRIPCIÓN GENERAL DE LA OPERACIÓN

1.1. Antecedentes

Conforme a la información recibida, la Dirección de la sociedad TURBO ENERGY, S.L.U. tiene previsto transformar la Sociedad de Responsabilidad Limitada en Sociedad Anónima.

A tenor de lo dispuesto en la Ley 3/2009 sobre Modificaciones Estructurales de las Sociedades Mercantiles, en el Texto Refundido de la Ley de Sociedad de Capital (artículo 67) y los artículos 221 y 338 y siguientes del Reglamento del Registro Mercantil, es preceptiva la emisión de un informe de experto independiente sobre el Valor del Patrimonio Social no dinerario de la Sociedad, para lo que se solicitó al Registro Mercantil de Valencia el nombramiento de un experto, habiéndose designado a tal efecto a INTERCONTROL AUDITORES Y CONSULTORES, S.L.P.U. con fecha 24 de noviembre de 2022, que aceptó el encargo con fecha 15 de diciembre de 2022.

La sociedad anónima resultante de la transformación prevé fijar su capital social en 2.504.285 euros, representado por 2.504.285 acciones de 1 euro de valor nominal cada una de ellas, que corresponden a los 4.285 euros de capital social suscrito y desembolsado a fecha del Balance de Transformación de 30.09.2022, tomado como base para nuestra valoración y a la ampliación de capital con cargo a reservas acordada con fecha 30.12.2022 por valor de 2.500.000 euros, acuerdo que a fecha de emisión del presente

Informe de Experto Independiente para la valoración del Patrimonio Social no dinerario de TURBO ENERGY, S.L.U. en el supuesto de transformación de sociedad de responsabilidad limitada en sociedad anónima.

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INTERCONTROL AUDITORES Y CONSULTORES, S.L.P.U.

Informe se encuentra pendiente de elevación a público e inscripción en el Registro Mercantil.

La totalidad de las nuevas acciones sociales serán asignadas al actual Socio Único en la entidad resultante de la transformación, al ser éste mismo quien ostentaba la totalidad del capital social de la Compañía con anterioridad a la transformación.

El Accionista Único, Umbrella Solar Investment, S.A., domiciliada en Plaza América, 2-4 Ab 46004 Valencia, con N.I.F. B-98988819, es una Sociedad inscrita en el Registro Mercantil de Valencia.

El Accionista Único deja expresa constancia de que el capital social de la Compañía se encuentra íntegramente asumido y desembolsado.

1.2. Balance de transformación.

Se considerará como balance de transformación el balance cerrado al 30 de septiembre de 2022, extraído del Balance de Situación y notas explicativas que fue formulado por el Administrador Único de la Sociedad con fecha 16 de noviembre de 2022 y auditado por Deloitte, S.L. el 17 de noviembre de 2022, cuyo informe de auditoría refleja una opinión no modificada.

TURBO ENERGY, S.L.U.

BALANCE AL 30 DE SEPTIEMBRE DE 2022

(Euros)

ACTIVO	Nota	30/09/2022	31/12/2021	PATRIMONIO NETO Y PASIVO	Notas	30/09/2022	31/12/2021
ACTIVO NO CORRIENTE		[illegible]	[illegible]	PATRIMONIO NETO		[illegible]	[illegible]
Inmovilizado intangible		[illegible]	[illegible]	FONDOS PROPIOS	6	[illegible]	[illegible]
Aplicaciones informáticas			[illegible]	Capital		[illegible]	[illegible]
Inmovilizado intangible en curso		[illegible]	[illegible]	Reservas		[illegible]	[illegible]
Inmovilizado material		[illegible]	[illegible]	Legal y estatutarias		[illegible]	[illegible]
Inversiones financieras a largo plazo		[illegible]	[illegible]	Otras reservas		[illegible]	[illegible]
Activos por impuesto diferido	8	[illegible]	[illegible]	Otras aportaciones de socios		[illegible]	-
				Resultado del ejercicio		[illegible]	[illegible]
				PASIVO NO CORRIENTE		[illegible]	[illegible]
ACTIVO CORRIENTE		[illegible]	[illegible]	Deudas a largo plazo	7	[illegible]	[illegible]
Existencias	5	[illegible]	[illegible]				
Deudores comerciales y otras cuentas a cobrar		[illegible]	[illegible]	PASIVO CORRIENTE		[illegible]	[illegible]
Clientes por ventas y prestaciones de servicios		[illegible]	[illegible]	Deudas a corto plazo	7	[illegible]	[illegible]
Clientes, empresas del grupo y asociadas	9	[illegible]	[illegible]	Deudas con empresas del grupo y asociadas a corto plazo	9	[illegible]	[illegible]
Personal		[illegible]	[illegible]	Acreedores comerciales y otras cuentas a pagar		[illegible]	[illegible]
Otros créditos con las Administraciones Públicas	10	[illegible]	[illegible]	Proveedores		[illegible]	[illegible]
Inversiones en empresas del grupo y asociadas a corto plazo	9	[illegible]	[illegible]	Proveedores, empresas del grupo y asociadas		[illegible]	[illegible]
Inversiones financieras a corto plazo		-	[illegible]	Pasivos por impuesto corriente	11	[illegible]	-
Periodificaciones a corto plazo		[illegible]	[illegible]	Otras deudas con las Administraciones Públicas	11	[illegible]	[illegible]
Efectivo y otros activos líquidos equivalentes		[illegible]	[illegible]	Anticipos de clientes		[illegible]	[illegible]
TOTAL ACTIVO		[illegible]	[illegible]	TOTAL PATRIMONIO NETO Y PASIVO		[illegible]	[illegible]

El Balance de Situación a 30 de septiembre de 2022 y sus notas explicativas, junto al Informe de Auditoría se adjuntan al presente Informe como **Anexo I**.

Informe de Experto Independiente para la valoración del Patrimonio Social no dinerario de TURBO ENERGY, S.L.U. en el supuesto de transformación de sociedad de responsabilidad limitada en sociedad anónima.

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NOTARIA DE D. ALEJANDRO CERVERA TAULET
NIHIL PRIUS FIDE
VALENCIA

INTERCONTROL AUDITORES Y CONSULTORES, S.L.P.U.

1.3. Descripción del patrimonio social no dinerario de la Sociedad.

El patrimonio social no dinerario de la Sociedad está compuesto por los bienes, derechos y créditos, así como las deudas y otras obligaciones que resultan del activo y del pasivo del balance de transformación de la Sociedad, sin considerar aquellos elementos líquidos, entendiendo por estos últimos, básicamente, los saldos de caja y cuentas corrientes.

2. NATURALEZA Y ALCANCE DE NUESTRO INFORME DE EXPERTO INDEPENDIENTE

Nuestro Informe de Experto Independiente se enmarca dentro del cumplimiento de los requisitos contenidos en el artículo 18 de la LME y artículo 221, 338 y siguientes del Registro Mercantil como profesionales independientes nombrados por el Registro para la emisión del Informe de Valoración del Patrimonio Social no dinerario.

Debido a que los procedimientos a aplicar no constituyen ni una auditoría, ni una revisión, ni un encargo de aseguramiento, no expresamos una opinión sobre la información contenida en el Balance de Situación auditado de 30 de septiembre de 2022, ni en el resto de información financiera que se ha utilizado para nuestro trabajo, tomada en su conjunto.

Nuestro Informe de valoración del Patrimonio social no dinerario se emite únicamente para la finalidad establecida al inicio del Informe como "Objetivo" y para su información, no pudiendo ser usado para ningún otro fin o ser distribuido a terceros sin nuestro consentimiento previo. No asumimos ninguna responsabilidad frente a terceros distintos de los destinatarios de este informe.

3. CRITERIOS Y PROCEDIMIENTOS APLICADOS EN NUESTRO TRABAJO.

A continuación, se detallan los criterios de valoración y procedimientos empleados en la realización de nuestro trabajo para la valoración del Patrimonio Social no dinerario de TURBO ENERGY, S.L.U.

3.1. Criterios de valoración del Patrimonio Social no dinerario aportado.

Los elementos que componen el Patrimonio Social no dinerario se valoran en el presente Informe en base a los criterios y métodos de valoración comúnmente aceptados en la profesión y que se han considerado más adecuados en base a la naturaleza y circunstancias concretas de cada activo y/o pasivo integrante del Patrimonio Social no dinerario.

En concreto los criterios de valoración aplicados a los componentes del Patrimonio Social no dinerario de TURBO ENERGY, S.L.U., en base a la naturaleza y circunstancias concretas de las mismas, han sido:

- **Valor Neto Contable (VNC)**: valor obtenido del Balance de Situación auditado a 30 de septiembre de 2022 entendiendo que su valor razonable coincide con el valor contable.

- **Valor Neto Realizable (VNR)**: es el importe por el cual la empresa puede enajenar los activos, minorando los costes estimados necesarios para llevar a cabo la venta, como

Informe de Experto Independiente para la valoración del Patrimonio Social no dinerario de TURBO ENERGY, S.L.U. en el supuesto de transformación de sociedad de responsabilidad limitada en sociedad anónima.
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INTERCONTROL AUDITORES Y CONSULTORES, S.L.P.U.

son las comisiones, transportes, publicidad, etc. Este criterio se aplicará a las existencias de la sociedad a fecha 30.09.2022.

- **Valor recuperable o liquidativo (VL):** se aplicará a los créditos y/o débitos comerciales, así como deudas financieras. En la mayoría de los casos este valor coincidirá con el valor nominal de los créditos y deudas, aunque se tendrá en cuenta el resultado del análisis de hechos posteriores y otros procedimientos aplicados que hayan manifestado deterioros y/o nuevos pasivos u obligaciones a considerar en la fecha de revisión.

Aspectos a considerar en las valoraciones

Las estimaciones de valor están basadas en métodos de valoración comúnmente aceptados en la profesión y, aunque hemos realizado la valoración de manera razonable y adecuada a la naturaleza y circunstancias de cada componente del Patrimonio Social, algunas de estas valoraciones pueden estar basadas en hipótesis o estimaciones que circunstancias posteriores o la consideración de otros factores no recogidos en nuestro trabajo pudieran modificarlas.

3.2. Procedimientos empleados en la realización de nuestro trabajo

La selección de métodos de valoración y procedimientos a aplicar se ha hecho considerando la información contable facilitada por TURBO ENERGY, S.L.U., en concreto Balance de Sumas y Saldos correspondientes al cierre de 30 de septiembre de 2022, teniendo en consideración que dicha información se encuentra auditada y que el objetivo del encargo no es la verificación, ni el análisis contable, fiscal o laboral de la información aportada.

Los procedimientos aplicados en la ejecución de nuestro trabajo han consistido en:

1. **Obtención y análisis de la información necesaria para la realización del encargo**, mercantil, contable y de gestión:

    - Nombramiento como experto independiente por el Registro Mercantil de Valencia de Intercontrol Auditores y Consultores, S.L.P.U.
    - Cuentas anuales auditadas de la Sociedad para el ejercicio terminado a 31 de diciembre de 2021 e Informe de Auditoría.
    - Balance de Situación y notas explicativas auditado a 30 de septiembre de 2022 e Informe de Auditoría.
    - Balance de Sumas y Saldos de TURBO ENERGY, S.L.U. a 30.09.2022 a máximo nivel de detalle.
    - Relación detallada de activos inmovilizados (intangibles y materiales) con indicación de la descripción, fecha de adquisición, coste, amortización acumulada y cuenta de registro contable.
    - Informe de las existencias al 30.09.2022 con detalle de su descripción, coste, y precio tarifa de venta por referencia.

Informe de Experto Independiente para la valoración del Patrimonio Social no dinerario de TURBO ENERGY, S.L.U. en el supuesto de transformación de sociedad de responsabilidad limitada en sociedad anónima.

6

NOTARIA DE D. ALEJANDRO CERVERA TAULET
NIHIL PRIUS FIDE
VALENCIA

INTERCONTROL AUDITORES Y CONSULTORES, S.L.P.U.

- Informes de gestión detallados de los créditos y débitos comerciales pendientes de liquidar a 30.09.2022 e informes actualizados a fecha de revisión para la emisión del Informe.
- Confirmación bancaria de la Central de Riesgos del Banco de España (Informe CIRBE) de la situación de deudas y riesgos bancarios a 30.09.2022.
- Actas de las Juntas Generales de Socios celebradas en el 2022 hasta la fecha de emisión del presente informe, siendo la última acta la correspondiente a la Junta celebrada el 30 de diciembre de 2022 en la que se adopta la decisión de ampliación de capital con cargo a reservas por parte del socio único.
- Cartas de confirmación de asesores legales, fiscales y laborales externos con indicación de la situación de la sociedad frente a litigios pendientes de resolución, así como inspecciones y otras contingencias que pudieran afectar significativamente al patrimonio que se está considerando.
- Otra información disponible que hemos considerado relevante para la realización de nuestro trabajo.

2. Conciliación de la documentación y detalles aportados con la información auditada a 30 de septiembre de 2022 y análisis de la razonabilidad de los datos extracontables necesarios para ajustar las valoraciones contables a efectos del Informe.

3. Análisis de los componentes del Patrimonio Social no dinerario y aplicación de los criterios de valoración más adecuados a la naturaleza y circunstancias de cada uno de acuerdo con la información disponible.

4. Análisis de la evolución de posiciones, saldos y confirmaciones obtenidas en busca de hechos o circunstancias que pudieran afectar a las valoraciones de las partidas que componen el Patrimonio Social no dinerario.

5. Entrevistas y comunicaciones mantenidas con el personal y la Dirección para confirmar cualquier asunto que pudiera haber surgido de nuestra revisión de la documentación aportada.

6. Obtención de Carta de Manifestaciones firmada por la Dirección de la Sociedad, en la que nos confirma, entre otros aspectos, que nos han facilitado toda la información necesaria, así como toda aquella que hayamos podido requerir para la elaboración de nuestro informe de experto independiente para la valoración del patrimonio social no dinerario de la Sociedad, así como la declaración de que la documentación puesta a nuestra disposición es completa, íntegra y precisa.

4. CONCLUSIÓN

En base a los criterios de valoración y procedimientos aplicados al Patrimonio Social no dinerario reflejado en el Balance de Transformación de TURBO ENERGY, S.L.U. a 30 de

Informe de Experto independiente para la valoración del Patrimonio Social no dinerario de TURBO ENERGY, S.L.U. en el supuesto de transformación de sociedad de responsabilidad limitada en sociedad anónima.
7

INTERCONTROL AUDITORES Y CONSULTORES, S.L.P.U.

septiembre de 2022, el valor detallado de los componentes del Patrimonio Social no dinerario asciende a:

Patrimonio Social no dinerario	Método de valoración	Composición	Valoración
Inmovilizado intangible	VNC (Valor Neto Contable)	Aplicaciones informáticas, página web, más anticipos desarrollo software	172.372,59
Inmovilizado material	VNC (Valor Neto Contable)	Maquinaria, Utillaje, Mobiliario, Aplicaciones informáticas, anticipos para instalación de placas solares y otros elementos de vida útil definida, sin posibles plusvalías o valoraciones complejas	79.220,02
Inversiones financieras lp	VNC (Valor Neto Contable)	Imposiciones a plazo bancarias y fianzas	15.141,00
Activos por impuesto diferido	VNC (Valor Neto Contable)	Activación de deducciones pendientes de aplicar originadas en 2021	2.426,00
Existencias	VNR (Valor Neto de Realización)/VNC (Valor Neto contable)	Existencias de carácter comercial y anticipos de proveedores	14.781.834,20
Clientes por ventas y prestaciones de servicios	VL (Valor Liquidativo)/VNC (Valor Neto Contable)	Créditos comerciales a clientes y partes vinculadas. Todos ellos con antigüedades inferiores al año	3.778.312,31
Otros créditos	VNC (Valor Neto Contable)	Anticipos de retribuciones salariales y créditos con Administraciones Públicas	131.243,00
Inversiones financieras en EG cp	VNC (Valor Neto Contable)	Créditos de reducido importe	6.015,00
Periodificaciones de activo cp	VNC (Valor Neto Contable)	Gastos anticipados	21.726,00
Deudas financieras a corto y largo plazo	VL (Valor Liquidativo)/VNC (Valor Neto Contable)	Deudas con entidades financieras por préstamos y confirmings de los que se está atendiendo plazos y condiciones pactadas	-8.878.998,04
Deudas con EG a cp	VL (Valor Liquidativo)/VNC (Valor Neto Contable)	Deudas por cuentas de crédito acreedoras con partes vinculadas	-32.657,00
Proveedores y proveedores EG	VL (Valor Liquidativo)/VNC (Valor Neto Contable)	Deudas comerciales a proveedores y partes vinculadas. Todas ellas con antigüedades inferiores al año	-5.167.383,70
Otros acreedores	VL (Valor Liquidativo)/VNC (Valor Neto Contable)	Anticipos de clientes/Deudas con Administraciones Públicas/Otros pasivos	- 1.491.526,00
Valor del Patrimonio Social no dinerario			**3.417.727,38**

Informe de Experto Independiente para la valoración del Patrimonio Social no dinerario de TURBO ENERGY, S.L.U. en el supuesto de transformación de sociedad de responsabilidad limitada en sociedad anónima.

8

NOTARIA DE D. ALEJANDRO CERVERA TAULET
NIHIL PRIUS FIDE
VALENCIA

INTERCONTROL AUDITORES Y CONSULTORES, S.L.P.U.

De acuerdo con el alcance, la información utilizada y los procedimientos aplicados, y teniendo en cuenta los aspectos relevantes a considerar en la interpretación de los resultados de nuestro trabajo, todo descrito en los apartados anteriores y con el objeto exclusivo de cumplir con lo establecido en el artículo 18 de la LME, y el artículo 221 del Reglamento del Registro Mercantil y considerando lo descrito en el apartado anterior, consideramos que, teniendo en cuenta el valor del Patrimonio Social no dinerario obtenido del Balance de Situación auditado de TURBO ENERGY, S.L.U. al 30 de septiembre de 2022, **el patrimonio aportado por TURBO ENERGY, S.L.U. cubre suficientemente el Capital Social, las reservas y otras aportaciones de la sociedad transformada.**

Entendemos que el acuerdo de ampliación de capital con cargo a reservas, adoptado por el socio único el 30 de diciembre de 2022, no afecta a la valoración del patrimonio social no dinerario realizada en nuestro informe, teniendo en cuenta que las valoraciones se han realizado tomando el Balance de Transformación auditado de fecha 30 de septiembre de 2022. De forma adicional, este acuerdo no modifica el valor del Patrimonio Neto de la Sociedad, sino su composición.

Patrimonio Neto del Balance de Situación auditado a 30.09.2022	3.958.834,00
Capital	4.285,00
Reservas	437.713,00
Otras aportaciones de socios	2.500.000,00
Resultado del periodo	1.016.836,00
Patrimonio Social 30.09.2022 valorado	**5.781.723.38**
Patrimonio Social No dinerario	3.417.727,38
Patrimonio Social Dinerario	2.363.996,00

Nuestra conclusión debe interpretarse con el contexto del alcance y procedimientos empleados en nuestro trabajo, sin que de la misma pueda derivarse ninguna responsabilidad adicional. Debemos mencionar que el alcance de nuestro trabajo no deberá considerarse, en el contexto de esta transacción ni en ningún otro contexto, como una "fairness opinion" ni como una opinión sobre el valor actual o futuro, o recomendación de inversión en la Sociedad

Este Informe y la información en él contenida han sido preparados únicamente a efectos de lo dispuesto en los artículos 18 de la LME, y 221 del Reglamento del Registro Mercantil, por lo que no debe ser utilizado para ninguna otra finalidad.

No tenemos la obligación de actualizar nuestro informe por causa de hechos que pudieran ocurrir con posterioridad a la fecha de emisión del mismo.

Informe de Experto Independiente para la valoración del Patrimonio Social no dinerario de TURBO ENERGY, S.L.U. en el supuesto de transformación de sociedad de responsabilidad limitada en sociedad anónima.

9

INTERCONTROL AUDITORES Y CONSULTORES, S.L.P.U.

Cuanto antecede es el resultado del leal saber y entender del auditor que suscribe, quien somete su opinión a cualquier otra mejor fundada en Economía. El Informe de Experto Independiente, que ha sido emitido con arreglo a los antecedentes materiales mencionados es completo, correcto, y adecuado a las circunstancias.

En Valencia, a 12 de enero de 2023

Auditor ROAC	INTERCONTROL AUDITORES Y CONSULTORES, S.L.P.U. S-1922
NIF	B-96401773
Dirección social	Avda. de Francia, 64 dcha., pta. 12 (46023 Valencia)
Despacho Profesional	Avda. Passeig del Comtat, 64, entlo. Izq. 03820 Cocentaina (Alicante)
Firmantes	Antonio H. Aguiló de la Prida (socio auditor)-ROAC 15.374 INTERCONTROL AUDITORES Y CONSULTORES, S.L.P. N.º R.O.A.C.: S-1922
Profesión	Experto contable y Auditor de Cuentas
Correo electrónico	antonio@intercontrol-auditores.es

Informe de Experto Independiente para la valoración del Patrimonio Social no dinerario de TURBO ENERGY, S.L.U. en el supuesto de transformación de sociedad de responsabilidad limitada en sociedad anónima.

10

INTERCONTROL AUDITORES Y CONSULTORES, S.L.P.U.

5. ANEXOS DOCUMENTALES

Anexo 1 Balance de Situación a 30 de septiembre de 2022 de TURBO ENERGY, S.L.U. y notas explicativas, junto al Informe de auditoría emitido por Deloitte, S.L.

Informe de Experto Independiente para la valoración del Patrimonio Social no dinerario de TURBO ENERGY, S.L.U. en el supuesto de transformación de sociedad de responsabilidad limitada en sociedad anónima

11

Turbo Energy, S.L.U.

Balance a 30 de septiembre de 2022
y sus notas explicativas, junto con el
informe de auditoría independiente

NOTARIA DE D. ALEJANDRO CERVERA TAULET
NIHIL PRIUS FIDE
VALENCIA

Deloitte.

Deloitte, S.L.
Avda. de Aragón, 30
Edificio Europa
46021 Valencia
España

Tel: +34 963 07 09 00
www.deloitte.es

INFORME DE AUDITORÍA DE BALANCE EMITIDO POR UN AUDITOR INDEPENDIENTE

Al socio de Turbo Energy, S.L.U., por encargo del administrador único:

Opinión

Hemos auditado el Balance de Turbo Energy, S.L.U. (la Sociedad), a 30 de septiembre de 2022, así como las notas explicativas del mismo que incluyen un resumen de las políticas contables significativas (denominados conjuntamente "el Balance").

En nuestra opinión, el Balance adjunto expresa, en todos los aspectos significativos, la imagen fiel del patrimonio y de la situación financiera de la Sociedad a 30 de septiembre de 2022 de conformidad con el marco normativo de información financiera que resulta de aplicación a la preparación de un estado financiero de este tipo (que se identifica en la nota 2-a de las notas explicativas adjuntas) y, en particular, con los principios y criterios contables contenidos en el mismo.

Fundamento de la opinión

Hemos llevado a cabo nuestra auditoría de conformidad con la normativa reguladora de la actividad de auditoría de cuentas vigente en España. Nuestras responsabilidades de acuerdo con dichas normas se describen más adelante en la sección *Responsabilidades del auditor en relación con la auditoría del Balance* de nuestro informe.

Somos independientes de la Sociedad de conformidad con los requerimientos de ética, incluidos los de independencia, que son aplicables a nuestra auditoría del balance en España según lo exigido por la normativa reguladora de la actividad de auditoría de cuentas. En este sentido, no hemos prestado servicios distintos a los de la auditoría de cuentas ni han concurrido situaciones o circunstancias que, de acuerdo con lo establecido en la citada normativa reguladora, hayan afectado a la necesaria independencia de modo que se haya visto comprometida.

Consideramos que la evidencia de auditoría que hemos obtenido proporciona una base suficiente y adecuada para nuestra opinión.

Aspectos más relevantes de la auditoría

Los aspectos más relevantes de la auditoría son aquellos que, según nuestro juicio profesional, han sido considerados como los riesgos de incorrección material más significativos en nuestra auditoría del Balance. Estos riesgos han sido tratados en el contexto de nuestra auditoría del Balance en su conjunto, y en la formación de nuestra opinión sobre este, y no expresamos una opinión por separado sobre esos riesgos.

Deloitte, S.L. [illegible] de Madrid, [illegible]
[illegible] Madrid

Reconocimiento de ingresos	
Descripción	Procedimientos aplicados en la auditoría
Tal y como ha sido descrito en la nota 1 de las notas explicativas adjuntas, la actividad de la Sociedad ha consistido principalmente en la venta de material eléctrico y electrónico. El reconocimiento de estos ingresos de acuerdo al marco normativo de información financiera que resulta de aplicación no resulta complejo, compone un elevado número de transacciones, parte de las cuales se encuentran pendientes de cobro al cierre del ejercicio al no haberse producido su vencimiento, en virtud de los acuerdos establecidos con los clientes. Dadas estas circunstancias, hemos considerado que la ocurrencia del importe neto de la cifra de negocios y, en especial, de las transacciones pendientes de cobro al 30 de septiembre de 2022, es un aspecto relevante para nuestra auditoría.	Nuestros procedimientos de auditoría para abordar dicho aspecto han consistido, entre otros, en la comprensión del proceso de reconocimiento de ingresos y cuentas a cobrar que tiene instaurado la Sociedad. Asimismo, hemos aplicado procedimientos sustantivos en bases selectivas, tales como la revisión de la concordancia entre los importes devengados y registrados como ingresos por la Sociedad y la confirmación de clientes de las transacciones registradas por la Sociedad como saldos deudores registrados al 30 de septiembre de 2022. Por último, hemos evaluado si los desgloses de información incluidos en las notas explicativas del balance adjunto en relación con este aspecto resultan adecuados a los requeridos por el marco normativo de información financiera aplicable a la Sociedad.

Responsabilidad del administrador único en relación con el Balance

El administrador único es responsable de formular el Balance de forma que exprese la imagen fiel del patrimonio y de la situación financiera de Turbo Energy, S.L. (Sociedad Unipersonal), de conformidad con el marco normativo de información financiera aplicable a la entidad para la preparación de un estado financiero de este tipo en España, y del control interno que considere necesario para permitir la preparación de un Balance libre de incorrección material, debida a fraude o error.

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NOTARIA DE D. ALEJANDRO CERVERA TAULET
NIHIL PRIUS FIDE
VALENCIA

En la preparación del Balance, el administrador único es responsable de la valoración de la capacidad de la Sociedad para continuar como empresa en funcionamiento, revelando, según corresponda, las cuestiones relacionadas con la empresa en funcionamiento y utilizando el principio contable de empresa en funcionamiento excepto si el administrador único tiene intención de liquidar la sociedad o de cesar sus operaciones, o bien no exista otra alternativa realista.

Responsabilidades del auditor en relación con la auditoría del Balance

Nuestros objetivos son obtener una seguridad razonable de que el Balance en su conjunto está libre de incorrección material, debida a fraude o error, y emitir un informe de auditoría que contiene nuestra opinión.

Seguridad razonable es un alto grado de seguridad pero no garantiza que una auditoría realizada de conformidad con la normativa reguladora de la actividad de auditoría de cuentas vigente en España siempre detecte una incorrección material cuando existe. Las incorrecciones pueden deberse a fraude o error y se consideran materiales si, individualmente o de forma agregada, puede preverse razonablemente que influyan en las decisiones económicas que los usuarios toman basándose en el Balance.

En el Anexo se incluye una descripción más detallada de nuestras responsabilidades en relación con la auditoría del Balance. Esta descripción que se encuentra en las páginas 4 y 5 es parte integrante de nuestro informe de auditoría.

DELOITTE, S.L.
Inscrita en el R.O.A.C. nº S0692

AUDITORES

DELOITTE, S.L.

Pablo Company Sáez
Inscrito en el R.O.A.C. nº 23.470

17 de noviembre de 2022

- 3 -

Anexo de nuestro informe de auditoría

Adicionalmente a lo incluido en nuestro informe de auditoría, en este Anexo incluimos nuestras responsabilidades respecto a la auditoría del Balance.

Responsabilidades del auditor en relación con la auditoría del Balance

Como parte de una auditoría de conformidad con la normativa reguladora de la actividad de auditoría de cuentas vigente en España, aplicamos nuestro juicio profesional y mantenemos una actitud de escepticismo profesional durante toda la auditoría. También:

- Identificamos y valoramos los riesgos de incorrección material en el Balance, debida a fraude o error, diseñamos y aplicamos procedimientos de auditoría para responder a dichos riesgos y obtenemos evidencia de auditoría suficiente y adecuada para proporcionar una base para nuestra opinión. El riesgo de no detectar una incorrección material debida a fraude es más elevado que en el caso de una incorrección material debida a error, ya que el fraude puede implicar colusión, falsificación, omisiones deliberadas, manifestaciones intencionadamente erróneas, o la elusión del control interno.

- Obtenemos conocimiento del control interno relevante para la auditoría con el fin de diseñar procedimientos de auditoría que sean adecuados en función de las circunstancias, y no con la finalidad de expresar una opinión sobre la eficacia del control interno de la entidad.

- Evaluamos si las políticas contables aplicadas son adecuadas y la razonabilidad de las estimaciones contables y la correspondiente información revelada por el administrador único.

- Concluimos sobre si es adecuada la utilización, por el administrador único, del principio contable de empresa en funcionamiento y, basándonos en la evidencia de auditoría obtenida, concluimos sobre si existe o no una incertidumbre material relacionada con hechos o con condiciones que pueden generar dudas significativas sobre la capacidad de la Sociedad para continuar como empresa en funcionamiento. Si concluimos que existe una incertidumbre material, se requiere que llamemos la atención en nuestro informe de auditoría sobre la correspondiente información revelada en el Balance o, si dichas revelaciones no son adecuadas, que expresemos una opinión modificada. Nuestras conclusiones se basan en la evidencia de auditoría obtenida hasta la fecha de nuestro informe de auditoría. Sin embargo, los hechos o condiciones futuros pueden ser la causa de que la Sociedad deje de ser una empresa en funcionamiento.

- Evaluamos la presentación global, la estructura y el contenido del Balance y de sus notas explicativas, y si el Balance representa las transacciones y hechos subyacentes de un modo que logran expresar la imagen fiel.

- 4 -

NOTARIA DE D. ALEJANDRO CERVERA TAULET
VALENCIA

Nos comunicamos con el administrador único de la entidad en relación con, entre otras cuestiones, el alcance y el momento de realización de la auditoría planificados y los hallazgos significativos de la auditoría, así como cualquier deficiencia significativa del control interno que identificamos en el transcurso de la auditoría.

Entre los riesgos significativos que han sido objeto de comunicación al administrador único de la entidad, determinamos los que han sido de la mayor significatividad en la auditoría del Balance y que son, en consecuencia, los riesgos considerados más significativos.

Describimos esos riesgos en nuestro informe de auditoría salvo que las disposiciones legales o reglamentarias prohíban revelar públicamente la cuestión.

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TURBO ENERGY, S.L.U.

BALANCE AL 30 DE SEPTIEMBRE DE 2022

(Euros)

ACTIVO	Notas	30/09/2022	31/12/2021	PATRIMONIO NETO Y PASIVO	Notas	30/09/2022	31/12/2021
ACTIVO NO CORRIENTE		205.302	134.367	PATRIMONIO NETO		3.958.099	441.969
Inmovilizado intangible		171.410	106.746	FONDOS PROPIOS	6	3.958.099	441.969
Aplicaciones informáticas		-	1	Capital		4.263	4.263
Inmovilizado intangible en curso		171.410	106.745	Reservas		437.722	116.158
Inmovilizado material		24.725	13.940	Legal y estatutarias		600	520
Inversiones financieras a largo plazo		15.740	1.685	Otras reservas		437.122	115.558
Activos por impuesto diferido	8	1.420	2.458	Otras aportaciones de socios		2.500.000	-
				Resultado del ejercicio		1.026.406	321.316
				PASIVO NO CORRIENTE		388.181	154.664
ACTIVO CORRIENTE		30.240.747	8.810.402	Deudas a largo plazo	7	388.181	154.664
Existencias	5	12.846.745	5.706.525				
Deudores comerciales y otras cuentas a cobrar		9.828.262	3.021.706	PASIVO CORRIENTE		26.167.194	7.548.209
Clientes por ventas y prestaciones de servicios		3.716.709	2.831.174	Deudas a corto plazo	7	8.493.226	4.267.783
Clientes, empresas del grupo y asociadas	9	5.912.8[illegible]	50.709	Deudas con empresas del grupo y asociadas a corto plazo	9	10.807	150.807
Personal		2.925	190	Acreedores comerciales y otras cuentas a pagar		6.876.291	3.307.406
Créditos con las administraciones públicas	8 a	208.342	20.171	Proveedores		5.063.239	2.952.032
Inversiones en empresas del grupo y asociadas a corto plazo	9	5.020	48.984	Proveedores, empresas del grupo y asociadas		75.475	45.883
Inversiones financieras a corto plazo		-	22.075	Pasivos por impuesto corriente	8 a	308.945	-
Periodificaciones a corto plazo		11.728	17.405	Otras deudas con las administraciones públicas	8 a	801.276	181.454
Efectivo y otros activos líquidos equivalentes		2.310.896	636.465	Anticipos de clientes		578.405	11.579
TOTAL ACTIVO		30.513.909	8.944.487	TOTAL PATRIMONIO NETO Y PASIVO		30.513.909	8.944.487

Las notas 1 a 12 descritas en las notas explicativas adjuntas forman parte integrante del balance al 30 de septiembre de 2022.

- 5 -

FIRMADO por: ENRIQUE SELVA BELLVIS (NIF: 24356531X)
Versión imprimible con información de firma generado desde VALIDe (http://valide.redsara.es)
Firma válida.

NOTARIA DE D. ALEJANDRO CERVERA TAULET
NIHIL PRIUS FIDE
VALENCIA

Turbo Energy, S.L.U.

Notas explicativas
del balance al
30 de septiembre de 2022

1. Actividad de la Sociedad

Turbo Energy, S.L.U. (denominada anteriormente Solar Rocket, S.L., en adelante, la Sociedad), se constituyó el 18 de septiembre de 2013 con duración indefinida. Su domicilio social se encuentra en Plaza de América, 2-4B en Valencia. La Sociedad modificó su antigua denominación social, Solar Rocket, S.L., por la actual mediante escritura pública con fecha 8 de abril de 2021 tras la fusión descrita en esta misma nota.

El objeto social de la Sociedad, de acuerdo con sus estatutos, consiste en la adquisición, distribución y venta de material eléctrico y electrónico para el desarrollo de proyectos energéticos renovables, tales como paneles solares, inversores, cargadores, reguladores, baterías y estructuras entre otros. La principal actividad de la Sociedad durante el ejercicio 2022 ha consistido principalmente en la venta de material eléctrico y electrónico.

La Sociedad está integrada en el Grupo Crocodile Investment, cuya sociedad cabecera es Crocodile Investment, S.L.U. (en adelante, el socio último), con domicilio social en Valencia. En el citado grupo también se incorpora el socio único de la Sociedad, Umbrella Capital Solar Investment, S.A., con domicilio social en Valencia. De acuerdo con la legislación vigente, el socio último al cierre del ejercicio 2022 será el primer ejercicio en el que estará obligado a formular separadamente cuentas anuales consolidadas por superar los límites establecidos en la normativa en vigor.

El 31 de mayo de 2022 Umbrella Solar Investment S.A. adquirió el 100% de las participaciones de la Sociedad (véase nota 6), por lo que la misma está sujeta al régimen de unipersonalidad, habiendo comunicado dicha circunstancia al Registro Mercantil. Dicho régimen establece la obligación de que la Sociedad, entre otros aspectos, desglose en las notas explicativas los contratos mantenidos, si los hubiere, con su socio único (véase nota 9).

Proceso de fusión por absorción

Con fecha 8 de abril de 2021 se formalizó en escritura pública la fusión de Solar Rocket, S.L. (sociedad absorbente) y Turbo Energy, S.L.U. (sociedad absorbida), quedando inscrita la misma en el Registro Mercantil de Valencia con fecha 9 de agosto de 2021. El proceso de fusión, aprobado por las respectivas Juntas de socios en fecha 30 de junio de 2020, consistió en la extinción sin liquidación de la sociedad absorbida, transmitiéndose en bloque su patrimonio a la sociedad absorbente, que adquirió, por sucesión universal, los derechos y obligaciones de la sociedad absorbida. La Sociedad registró los activos y pasivos aportados por las sociedades absorbidas a los valores establecidos en la normativa contable vigente en dicho momento. Las cuentas anuales del ejercicio 2021 incluyen la información requerida por la normativa con relación al mencionado proceso de fusión.

En la misma fecha de la fusión anteriormente descrita, la sociedad absorbente (Solar Rocket, S.L.) modificó su denominación social adquiriendo el nombre de la sociedad absorbida, y pasando a denominarse Turbo Energy, S.L.U. tal y como hemos descrito anteriormente.

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2. Bases de presentación

a) *Marco normativo de información financiera aplicable a la Sociedad*

El balance y las notas explicativas han sido formulados por los administradores de la Sociedad de acuerdo con el marco normativo de información financiera aplicable a la Sociedad, que es el establecido en:

- El Código de Comercio y la restante legislación mercantil.
- El Plan General de Contabilidad aprobado por el Real Decreto 1514/2007 y las modificaciones aprobadas por el Real Decreto 602/2016 y el Real Decreto 1/2021.
- Las normas de obligado cumplimiento aprobadas por el Instituto de Contabilidad y Auditoría de Cuentas en desarrollo del Plan General de Contabilidad y sus normas complementarias.
- El resto de la normativa contable española que resulte de aplicación.

El presente balance y sus notas explicativas del periodo terminado el 30 de septiembre de 2022 han sido formulados de manera voluntaria por el administrador único de la Sociedad, en el contexto de una operación societaria consistente en la transformación de sociedad limitada a sociedad anónima.

b) *Imagen fiel*

El presente balance al 30 de septiembre de 2022 y sus notas explicativas han sido obtenidas de los registros contables de la Sociedad y se presentan de acuerdo con el marco normativo de información financiera que le resulta de aplicación y, en particular, con los principios y criterios contables en él contenidos, de forma que muestran la imagen fiel del patrimonio, de la situación financiera y de los resultados de la Sociedad habidos durante el ejercicio. En particular, en la elaboración del balance al 30 de septiembre y sus notas explicativas se ha aplicado el principio de empresa en funcionamiento. Asimismo, el administrador único de la Sociedad no ha tomado, ni tiene en proyecto decisión alguna que pudiera alterar de forma significativa el valor contabilizado de los elementos de activo y pasivo, o el plazo en el que se realizarán los activos o se liquidarán los pasivos.

En este balance y sus notas explicativas se ha omitido aquella información o desgloses que, no requiriendo de detalle por su importancia cualitativa, se han considerado no materiales o que no tienen importancia relativa de acuerdo al concepto de materialidad o importancia relativa definido en el marco conceptual del Plan General de Contabilidad aprobado por el Real Decreto 1514/2007. Las cifras contenidas en los documentos que componen las presentes notas explicativas están expresadas en euros, salvo indicación al contrario.

La información contenida en estas notas explicativas es responsabilidad del administrador único de la Sociedad.

c) *Principios contables*

Los principios y criterios contables aplicados para la elaboración de este balance y sus notas explicativas son los que se resumen en la nota 3. No se han aplicado principios contables no obligatorios. Adicionalmente, el administrador único ha elaborado el presente balance y sus notas explicativas teniendo en consideración la totalidad de los principios y normas contables de aplicación obligatoria que tienen un efecto significativo sobre los mismos. No existe ningún principio contable que, siendo obligatorio, haya dejado de aplicarse.

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d) Responsabilidad de la información, aspectos críticos de la valoración y estimación de la incertidumbre

La información contenida en este balance y sus notas explicativas es responsabilidad del administrador único de la Sociedad.

En la elaboración del presente balance y sus notas explicativas se han realizado estimaciones por el administrador único de la Sociedad que están basadas en la experiencia histórica y en otros factores que se consideran razonables de acuerdo con las circunstancias actuales y que constituyen la base para establecer el valor contable de determinados activos, pasivos, ingresos, gastos y compromisos que figuran registrados en ellas. Básicamente estas estimaciones se refieren a:

- La evaluación de posibles pérdidas por deterioro de determinados activos (véase nota 3-b).
- La evaluación de provisiones y contingencias (véase nota 3-g).

A pesar de que estas estimaciones se han realizado sobre la base de la mejor información disponible al 30 de septiembre de 2022, es posible que acontecimientos que puedan tener lugar en el futuro obliguen a modificarlas (al alza o a la baja) en los próximos ejercicios, lo que se realizaría, en su caso, de forma prospectiva reconociendo los efectos del cambio de estimación en las correspondientes cuentas de pérdidas y ganancias futuras.

e) Comparación de la información

La información contenida en el balance al 30 de septiembre y estas notas explicativas referente al ejercicio terminado el 31 de diciembre de 2021 se presenta, exclusivamente, a efectos comparativos con la información del balance al 30 de septiembre de 2022.

f) Agrupación de partidas

Determinadas partidas del balance se presentan de forma agrupada para facilitar su comprensión, si bien, en la medida en que sea significativa, se ha incluido la información desagregada en las correspondientes notas explicativas.

g) Moneda funcional

La moneda funcional es el euro. Las operaciones en moneda distinta de la funcional se registran de conformidad con las políticas establecidas en la nota 3-d.

h) Cambios en criterios contables

Durante el periodo de nueve meses terminado el 30 de septiembre de 2022, no se han producido cambios de criterios contables respecto a los criterios aplicados en el ejercicio 2021.

i) Corrección de errores

En la elaboración del balance adjunto y sus notas explicativas, no se ha detectado ningún error significativo que haya supuesto la reexpresión de los importes incluidos en las cuentas anuales del ejercicio 2021.

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3. Normas de registro y valoración

Las principales normas de registro y valoración utilizadas por la Sociedad en la elaboración del balance al 30 de septiembre de 2022 y sus notas explicativas, de acuerdo con las establecidas por el Plan General de Contabilidad, han sido las siguientes:

a) *Arrendamientos operativos*

Se consideran arrendamientos operativos aquellos acuerdos mediante los cuales el arrendador conviene con el arrendatario, el derecho a usar un activo durante un periodo de tiempo determinado a cambio de percibir un importe único o una serie de pagos o cuotas sin que se haya transferido sustancialmente los riesgos y beneficios inherentes a la propiedad del activo objeto del contrato.

Los gastos derivados de los acuerdos de arrendamiento operativo se cargan a la cuenta de pérdidas y ganancias en el ejercicio en que se devengan.

Cualquier cobro o pago que pudiera realizarse al contratar un arrendamiento operativo, se tratará como un cobro o pago anticipado que se imputará a resultados a lo largo del periodo del arrendamiento, a medida que se cedan o reciban los beneficios del activo arrendado.

b) *Instrumentos financieros*

Activos financieros

Clasificación

Los activos financieros que posee la Sociedad se clasifican en las siguientes categorías:

a) Activos financieros a coste amortizado: incluye activos financieros, incluso los admitidos a negociación en un mercado organizado, para los que la Sociedad mantiene la inversión con el objetivo de percibir los flujos de efectivo derivados de la ejecución del contrato, y las condiciones contractuales del activo dan lugar, en fechas especificadas, a flujos de efectivo que son únicamente cobros de principal e intereses sobre el importe del principal pendiente. Con carácter general, se incluyen en esta categoría:

   i. Créditos por operaciones comerciales: originados en la venta de bienes o en la prestación de servicios por operaciones de tráfico con cobro aplazado, y

   ii. Créditos por operaciones no comerciales: proceden de operaciones de préstamo o crédito concedidos por la Sociedad cuyos cobros son de cuantía determinada o determinable.

Valoración inicial

Los activos financieros se registran, en términos generales, inicialmente al valor razonable de la contraprestación entregada más los costes de la transacción que son directamente atribuibles. No obstante,

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se reconocerán en la cuenta de pérdidas y ganancias del ejercicio los costes de transacción directamente atribuibles a los activos registrados a valor razonable con cambios en la cuenta de pérdidas y ganancias.

Valoración posterior

Los activos financieros a coste amortizado se registrarán aplicando dicho criterio de valoración imputando a la cuenta de pérdidas y ganancias los intereses devengados aplicando el método del tipo de interés efectivo.

Los activos financieros a valor razonable con cambios en la cuenta de pérdidas y ganancias se valoran a su valor razonable, registrándose en la cuenta de pérdidas y ganancias el resultado de las variaciones en dicho valor razonable.

Al menos al cierre del ejercicio la Sociedad realiza un test de deterioro para los activos financieros que no están registrados a valor razonable con cambios en la cuenta de pérdidas y ganancias. Se considera que existe evidencia objetiva de deterioro si el valor recuperable del activo financiero es inferior a su valor en libros. Cuando se produce, el registro de este deterioro se registra en la cuenta de pérdidas y ganancias.

En particular, y respecto a las correcciones valorativas relativas a los activos financieros a coste amortizado, el criterio utilizado por la Sociedad, como norma general, es el de registrar correcciones valorativas de aquellos derechos de cobro que se encuentren vencidos por un periodo superior a seis meses, así como de aquellos que pertenezcan a deudores para los que se haya puesto de manifiesto problemas respecto a su capacidad de pago (concurso de acreedores, impagos, etc.), siempre que no exista evidencia en contrario o garantías suficientes de que el importe adeudado pueda ser recuperado, tales como seguros de cobro, avales u otras garantías reales.

La Sociedad da de baja los activos financieros cuando expiran o se han cedido los derechos sobre los flujos de efectivo del correspondiente activo financiero y se han transferido sustancialmente los riesgos y beneficios inherentes a su propiedad, tales como en ventas en firme de activos y cesiones de créditos comerciales en operaciones de "factoring sin recurso" en las que la empresa no retiene ningún riesgo de crédito ni de interés, las ventas de activos financieros con pacto de recompra por su valor razonable o las titulizaciones de activos financieros en las que la empresa cedente no retiene financiaciones subordinadas ni concede ningún tipo de garantía o asume algún otro tipo de riesgo.

Por el contrario, la Sociedad no da de baja los activos financieros, y reconoce un pasivo financiero por un importe igual a la contraprestación recibida, en las cesiones de activos financieros en las que se retengan sustancialmente los riesgos y beneficios inherentes a su propiedad, tales como el descuento de efectos y el "factoring con recurso", las ventas de activos financieros con pactos de recompra a un precio fijo o al precio de venta más un interés y las titulizaciones de activos financieros en las que la empresa cedente retiene financiaciones subordinadas u otro tipo de garantías que absorben sustancialmente todas las pérdidas esperadas.

El saldo recogido en el epígrafe "Deudores comerciales y otras cuentas a cobrar - Clientes por ventas y prestaciones de servicios" al cierre de 30 de septiembre de 2022 y 31 de diciembre de 2021 se corresponde, fundamentalmente, con derechos de cobro con terceros por operaciones comerciales. Al 30 de septiembre de 2022 la Sociedad mantiene registrados deterioros de cuentas comerciales por importe de 448 miles euros (325 miles de euros al 31 de diciembre de 2021) por considerar los mismos de difícil recuperación.

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Pasivos financieros

Los pasivos financieros asumidos o incurridos por la Sociedad se clasifican en las siguientes categorías de valoración:

a. Pasivos financieros a coste amortizado: son aquellos débitos y partidas a pagar que tiene la Sociedad y que se han originado en la compra de bienes y servicios por operaciones de tráfico de la empresa, o aquellos que, sin tener un origen comercial, no siendo instrumentos derivados, proceden de operaciones de préstamo o crédito recibidos por la Sociedad.

   Estos pasivos se valoran inicialmente al valor razonable de la contraprestación recibida, ajustada por los costes de la transacción directamente atribuibles. Con posterioridad, dichos pasivos se valoran de acuerdo con su coste amortizado.

b. Pasivos financieros a valor razonable con cambios en la cuenta de pérdidas y ganancias. Los instrumentos financieros derivados de pasivo se valoran a su valor razonable, siguiendo los mismos criterios que los correspondientes a los activos financieros a valor razonable con cambios en pérdidas y ganancias.

La Sociedad da de baja los pasivos financieros cuando se extinguen las obligaciones que los han generado.

Los activos y pasivos se presentan separadamente en el balance y únicamente se presentan por su importe neto cuando la Sociedad tiene el derecho exigible a compensar los importes reconocidos y, además, tienen la intención de liquidar las cantidades por el neto o de realizar el activo y cancelar el pasivo simultáneamente.

Instrumentos de patrimonio

Un instrumento de patrimonio representa una participación residual en el patrimonio de la Sociedad, una vez deducidos todos sus pasivos.

Los instrumentos de capital emitidos por la Sociedad se registran en el patrimonio neto por el importe recibido, neto de los gastos de emisión.

c) *Existencias*

Las existencias se valoran a su precio de adquisición, coste de producción o valor neto realizable, el menor. Los descuentos comerciales, las rebajas obtenidas, otras partidas similares y los intereses incorporados al nominal de los débitos se deducen en la determinación del precio de adquisición. Se incluye además como menor precio de la compra los descuentos por pronto pago, figuren o no en factura.

El coste de producción incluye los costes de materiales directos y, en su caso, los costes de mano de obra directa y los gastos generales de fabricación.

El valor neto realizable representa la estimación del precio de venta menos todos los costes estimados para terminar su fabricación y los costes que serán incurridos en los procesos de comercialización, venta y distribución.

La Sociedad efectúa las oportunas correcciones valorativas, reconociéndolas como un gasto en la cuenta de pérdidas y ganancias cuando el valor neto realizable de las existencias es inferior a su precio de adquisición (o a su coste de producción).

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d) Transacciones en moneda extranjera

La moneda funcional utilizada por la Sociedad es el eure. Consecuentemente, las operaciones en otras divisas distintas del euro se consideran denominadas en moneda extranjera y se registran según los tipos de cambio vigentes en las fechas de las operaciones.

Al cierre del ejercicio, los activos y pasivos monetarios denominados en moneda extranjera se convierten aplicando el tipo de cambio en la fecha del balance. Los beneficios o pérdidas puestos de manifiesto se imputan directamente a la cuenta de pérdidas y ganancias del ejercicio en que se producen.

En la fecha de cada balance, los activos y pasivos monetarios en moneda extranjera, se convierten según los tipos vigentes en la fecha de cierre. Las partidas no monetarias en moneda extranjera medidas en términos de coste histórico se convierten al tipo de cambio de la fecha de la transacción.

Las diferencias de cambio de las partidas monetarias que surjan tanto al liquidarlas, como al convertirlas al tipo de cambio de cierre, se reconocen en los resultados del año, excepto aquéllas que formen parten de la inversión de un negocio en el extranjero, que se reconocen directamente en el patrimonio neto de impuestos hasta el momento de su enajenación.

Durante los ejercicios 2022 y 2021, la Sociedad no ha registrado transacciones significativas en moneda extranjera.

e) Impuesto sobre beneficios

El gasto o ingreso por impuesto sobre beneficios comprende la parte relativa al gasto o ingreso por el impuesto corriente y la parte correspondiente al gasto o ingreso por impuesto diferido.

El impuesto corriente es la cantidad que la Sociedad satisface como consecuencia de las liquidaciones fiscales del Impuesto sobre el beneficio relativas a un ejercicio. Las deducciones y otras ventajas fiscales en la cuota del impuesto, excluidas las retenciones y pagos a cuenta, así como las pérdidas fiscales compensables de ejercicios anteriores y aplicadas efectivamente en éste, dan lugar a un menor importe del impuesto corriente.

El gasto o el ingreso por impuesto diferido se corresponde con el reconocimiento y la cancelación de los activos y pasivos por impuesto diferido. Estos incluyen las diferencias temporarias que se identifican como aquellos importes que se prevén pagaderos o recuperables derivados de las diferencias entre los importes en libros de los activos y pasivos y su valor fiscal, así como las bases imponibles negativas pendientes de compensación y los créditos por deducciones fiscales no aplicadas fiscalmente. Dichos importes se registran aplicando a la diferencia temporaria o crédito que corresponda el tipo de gravamen al que se espera recuperarlos o liquidarlos.

Se reconocen pasivos por impuestos diferidos para todas las diferencias temporarias imponibles, excepto aquellas derivadas del reconocimiento inicial de fondos de comercio o de otros activos y pasivos en una operación que no afecta ni al resultado fiscal ni al resultado contable y no es una combinación de negocios.

Por su parte, los activos por impuestos diferidos sólo se reconocen en la medida en que se considere probable que la Sociedad vaya a disponer de ganancias fiscales futuras contra las que poder hacerlos efectivos.

Los activos y pasivos por impuestos diferidos, originados por operaciones con cargos o abonos directos en cuentas de patrimonio, se contabilizan también con contrapartida en patrimonio neto.

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En cada cierre contable se reconsideran los activos por impuestos diferidos registrados, efectuándose las oportunas correcciones a los mismos en la medida en que existan dudas sobre su recuperación futura. Asimismo, en cada cierre se evalúan los activos por impuestos diferidos no registrados en balance y éstos son objeto de reconocimiento en la medida en que pase a ser probable su recuperación con beneficios fiscales futuros.

La Sociedad al 31 de diciembre de 2021 tributaban en régimen de declaración fiscal consolidado del impuesto sobre beneficios, dentro del grupo fiscal consolidado número 0229/19, siendo Crocodile Investment, S.L.U. la sociedad dominante del mismo. Durante el periodo de nueve meses terminado el 30 de septiembre de 2022, en el contexto de un proceso de reestructuración societaria en el que se encuentra inmerso el Grupo en el que se integra la Sociedad, el citado grupo fiscal consolidado ha sido disuelto, siendo cada una de las sociedades quienes registran el derecho de cobro o la deuda fiscal con hacienda pública por el citado impuesto a partir del ejercicio fiscal 2022.

f) *Ingresos y gastos*

Los ingresos y gastos se imputan en función del criterio de devengo, es decir, cuando se produce la corriente real de bienes y servicios que los mismos representan, con independencia del momento en que se produzca la corriente monetaria o financiera derivada de ellos.

Los ingresos ordinarios procedentes de la venta de bienes y de la prestación de servicios se valoran por el importe monetario recibido o, en su caso, por el valor razonable de la contraprestación recibida, o que se espera recibir, y que salvo evidencia en contrario será el precio acordado deducido cualquier descuento, impuestos y los intereses incorporados al nominal de los créditos. Se incluirá en la valoración de los ingresos la mejor estimación de la contraprestación variable cuando no se considera altamente probable su reversión.

El reconocimiento de los ingresos se produce en el momento en que se ha transferido al cliente el control sobre los bienes o servicios comprometidos.

Los ingresos reconocidos a lo largo del tiempo, por corresponder a bienes o servicios cuyo control no se transfiere en un momento del tiempo, se valoran considerando el grado de realización de la prestación a la fecha de balance, siempre y cuando se disponga de información fiable para realizar la medición del grado de realización. En caso contrario solo se reconocerán ingresos en un importe equivalente a los costes incurridos que se espera que sean razonablemente recuperados en el futuro.

Los ingresos derivados de compromisos que se ejecutan en un momento determinado se registran en esa fecha, contabilizando como existencias los costes incurridos hasta ese momento en la producción de los bienes o servicios.

Los intereses recibidos de activos financieros se reconocen utilizando el método del tipo de interés efectivo y los dividendos, cuando se declara el derecho del accionista a recibirlos. En cualquier caso, los intereses y dividendos de activos financieros devengados con posterioridad al momento de la adquisición se reconocen como ingresos en la cuenta de pérdidas y ganancias.

g) *Provisiones y contingencias*

En la preparación de este balance y sus notas explicativas, ha diferenciado entre:

- Provisiones: saldos acreedores que cubren obligaciones presentes a la fecha del balance surgidas como consecuencia de sucesos pasados, cuya cancelación es probable que origine una salida de recursos, pero que resultan indeterminados en cuanto a su importe y/o momento de cancelación. Dichos saldos se

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- registran por el valor actual del importe más probable que se estima que la Sociedad tendrá que desembolsar para cancelar la obligación, y

- Pasivos contingentes: obligaciones posibles surgidas como consecuencia de sucesos pasados, cuya materialización está condicionada a que ocurra, o no, uno o más eventos futuros independientes de la voluntad de la Sociedad.

El balance al 30 de septiembre de 2022 de la Sociedad recoge todas las dotaciones a las provisiones significativas con respecto a las cuales se estima que es probable que se tenga que atender la obligación. Los pasivos contingentes no se reconocen en el balance, sino que se informa sobre los mismos en la medida en que no sean considerados como remotos en estas notas explicativas.

Las provisiones se valoran por el valor actual de la mejor estimación posible del importe necesario para cancelar o transferir la obligación, teniendo en cuenta la información disponible sobre el suceso y sus consecuencias, y registrándose los ajustes que surjan por la actualización de dichas provisiones como un gasto financiero conforme se van devengando.

La compensación a recibir de un tercero en el momento de liquidar la obligación, siempre que no existan dudas de que dicho reembolso será percibido, se registra como activo, en el caso de que exista un vínculo legal por el que se haya exteriorizado parte del riesgo, y en virtud del cual la Sociedad no esté obligada a responder; en esta situación, la compensación se tendrá en cuenta para estimar el importe, por el que, en su caso, figurará la correspondiente provisión.

h) Indemnizaciones por despido

De acuerdo con la legislación vigente, la Sociedad está obligada al pago de indemnizaciones a aquellos empleados con los que, bajo determinadas condiciones, rescinda sus relaciones laborales. Por tanto, las indemnizaciones por despido susceptibles de cuantificación razonable se registran como gasto en el ejercicio en el que se adopta y comunica la decisión del despido. Al cierre de los periodos 30 de septiembre de 2022 y 31 de diciembre de 2021 no se ha registrado provisión alguna por este concepto, dado que no están previstas situaciones de esta naturaleza.

i) Elementos patrimoniales de naturaleza medioambiental

Se consideran activos de naturaleza medioambiental los bienes que utilizados de forma duradera en la actividad de la Sociedad tienen como finalidad principal la minimización del impacto medioambiental y la protección y mejora del medio ambiente, incluyendo la reducción o eliminación de contaminación futura.

Al 30 de septiembre de 2022 y 31 de diciembre de 2021 la Sociedad no tiene responsabilidades, gastos, activos ni provisiones y contingencias de naturaleza medioambiental que pudieran ser significativos en relación con el patrimonio, la situación financiera y los resultados de la misma. Por este motivo, no se incluyen desgloses específicos en las presentes notas explicativas respecto a la información de cuestiones medioambientales.

j) Transacciones con partes vinculadas

La Sociedad y el Grupo en el que se integra realizan todas sus operaciones con partes vinculadas a valores de mercado por lo que el administrador único de la Sociedad considera que no existen riesgos significativos por este aspecto de los que puedan derivarse pasivos de consideración en el futuro.

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k) Clasificación de saldos entre corrientes y no corrientes

Se consideran activos corrientes aquellos vinculados al ciclo normal de explotación que con carácter general se considera de un año, también aquellos otros activos cuyo vencimiento, enajenación o realización se espera que se produzca en el corto plazo desde la fecha de cierre del ejercicio, los activos financieros mantenidos para negociar, con la excepción de los derivados financieros cuyo plazo de liquidación sea superior al año, y el efectivo y otros activos líquidos equivalentes. Los activos que no cumplen estos requisitos se califican como no corrientes.

Del mismo modo, son pasivos corrientes los vinculados al ciclo normal de explotación, los pasivos financieros mantenidos para negociar, con la excepción de los derivados financieros cuyo plazo de liquidación sea superior al año, y en general todas las obligaciones cuyo vencimiento o extinción se producirá en el corto plazo. En caso contrario, se clasifican como no corrientes.

4. Arrendamientos operativos

Al 30 de septiembre de 2022 y 31 de diciembre de 2021, la Sociedad tenía contratadas con los arrendadores las siguientes cuotas de arrendamiento mínimas, de acuerdo con los actuales contratos en vigor, sin tener en cuenta repercusión de gastos comunes, incrementos futuros por IPC, ni actualizaciones futuras de rentas pactadas contractualmente:

	Euros	
	2022	2021
Menos de un año	46.932	13.109
Entre uno y cinco años	34.672	39.326
Total	**81.604**	**52.435**

Los contratos de arrendamiento operativo más significativos que tenía la Sociedad al 30 de septiembre de 2022 y 2021 corresponden a diversas contrataciones de rentings de vehículos y alquiler de oficinas.

La duración media de los contratos de arrendamiento es de cinco años, incorporando, en su mayoría, cláusulas de renovación tácita y anual. No existen cuotas contingentes adicionales a los pagos mínimos de arrendamiento detallados en el cuadro anterior.

El importe de las cuotas de arrendamiento satisfechas y reconocidas como gasto en el ejercicio 2022 asciende a 110 miles de euros (76 miles de euros en 2021).

5. Existencias

El detalle del epígrafe de existencias, clasificado por naturaleza, es el siguiente:

	Euros	
	2022	2021
Mercaderías y otros aprovisionamientos	11.294.308	3.412.189
Deterioro de mercaderías	(36.911)	(36.911)
Anticipos a proveedores	1.689.352	1.724.247
Total	**12.946.749**	**5.099.525**

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NOTARIA DE D. ALEJANDRO CERVERA TAULET
NIHIL PRIUS FIDE
VALENCIA

La Sociedad mantiene externalizada la gestión de las existencias con un tercero, por lo que la práctica totalidad de las mismas se encuentran ubicadas en almacenes propiedad de terceros, siendo éstos los que contratan las pólizas de seguro que cubren las existencias propiedad de la Sociedad.

Al cierre de los ejercicios 2022 y 2021 la Sociedad no mantiene compromisos firmes de compra o venta de existencias.

6. Patrimonio neto

Capital social

Al 30 de septiembre de 2022 y 31 de diciembre de 2021 el capital social está compuesto por 4.285 participaciones de 1 euro de valor nominal cada una, totalmente suscritas y desembolsadas. Todas las acciones representativas del capital social otorgan los mismos derechos.

Con fecha 31 de mayo de 2022, la sociedad dominante Umbrella Solar Investment, S.A., adquirió un 10% de las participaciones de la sociedad y pasó a poseer el 100% de las mismas, convirtiéndose de este modo en su socio único.

Reserva legal

De acuerdo con la Ley de Sociedades de Capital, las sociedades deben destinar una cifra igual al 10% del beneficio del ejercicio a la reserva legal hasta que ésta alcance, al menos, el 20% del capital social. La reserva legal sólo podrá utilizarse para aumentar el capital social.

Salvo para la finalidad mencionada anteriormente, y mientras no supere el 20% del capital social, esta reserva sólo podrá destinarse a la compensación de pérdidas, siempre que no existan otras reservas disponibles suficientes para este fin. Al cierre de los ejercicios 2021 y 2021 se encuentra parcialmente constituida.

Otras aportaciones de socios

Con fecha 1 de agosto de 2022 fue aprobada una aportación de fondos dineraria por parte del socio único por importe de 2.500 miles de euros (sin importe en el ejercicio 2021), la cual ha sido totalmente desembolsada.

Otras reservas

Al 30 de septiembre de 2022, la Sociedad mantiene en el epígrafe "Otras reservas", reservas de libre disposición por importe de 437 miles de euros (116 miles de euros al 31 de diciembre de 2021) por beneficios no distribuidos de ejercicios anteriores. Asimismo, incluye al cierre de los ejercicios 2022 y 2021 reservas de fusión negativas por importe de 24 miles de euros derivadas del proceso de fusión descrito en la nota 1.

Dividendos

En los últimos cinco ejercicios, la Sociedad únicamente ha repartido un dividendo en el ejercicio 2020 por importe de 518 miles de euros. Al cierre del ejercicio 2021 quedaba pendiente de pago un importe de 72 miles de euros de dicho dividendo que se encontraba registrado en el epígrafe "Deudas con empresas del grupo y asociadas a corto plazo" del balance adjunto y que ha sido liquidado durante el ejercicio 2022.

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7. Deudas a largo y corto plazo

Deudas con entidades de crédito

La composición de las deudas con entidades de crédito al 30 de septiembre de 2022 y 31 de diciembre de 2021, es la siguiente:

Ejercicio de 2022

	Euros			
	Límite	Corto plazo	Largo plazo	Total
Préstamos	-	224.497	397.931	622.428
Líneas de confirming	10.315.000	8.268.789	-	8.268.789
Total	**10.315.000**	**8.493.286**	**397.931**	**8.891.217**

Ejercicio 2021

	Euros			
	Límite	Corto plazo	Largo plazo	Total
Préstamos	-	250.255	554.664	804.919
Líneas de confirming	9.073.166	3.957.526	-	3.957.526
Total	**9.073.166**	**4.207.781**	**554.664**	**4.762.445**

En el ejercicio 2020 la Sociedad formalizó cuatro préstamos con garantía del Instituto de Crédito Oficial (ICO) con la finalidad de paliar las posibles tensiones de tesorería que pudieran ocasionarse como consecuencia de la crisis económica y sanitaria provocada por la COVID-19, por un importe total de 920 miles de euros. Los citados préstamos ICO contaban con un periodo de carencia de entre seis y doce meses desde la fecha en la que se formalizaron, siendo el vencimiento último de estos en 2025, y no presentan limitaciones a la disposición de los fondos adicionales a las establecidas legalmente. El importe pendiente de pago al 30 de septiembre de 2022 por los citados préstamos asciende a 622 miles de euros (805 miles de euros en el ejercicio 2021).

El importe dispuesto al 30 de septiembre de 2022 y 2021 por las líneas de confirming que la Sociedad mantiene formalizadas con determinadas entidades de crédito y cuyo vencimiento se sitúa en el largo plazo, se encuentra registrado en el epígrafe "Deudas a corto plazo – Deudas con entidades de crédito" del balance de acuerdo con las condiciones contractuales.

Las deudas con entidades de crédito han devengado durante los ejercicios 2022 y 2021 un tipo de interés de mercado, estando todos ellos formalizados en euros, y registrados, junto con las comisiones derivadas de la citada financiación, en el epígrafe "Gastos financieros" de las cuentas de pérdidas y ganancias.

El detalle por vencimientos de los préstamos con entidades de crédito a 30 de septiembre de 2022 y 31 de diciembre de 2021 es el siguiente:

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NOTARIA DE D. ALEJANDRO CERVERA TAULET
NIHIL PRIUS FIDE
VALENCIA

	Euros	
	2022	2021
2022	57.046	250.255
2023	230.373	230.378
2024	233.916	233.926
2025	101.093	90.365
Total	**622.428**	**804.919**

Avales y garantías

La Sociedad actúa como avalista ante determinadas sociedades del grupo y vinculadas por préstamos concedidos por parte de determinadas entidades financieras, siendo el importe avalado al 30 de septiembre de 2022 de 250 miles de euros (mismo importe en el ejercicio 2021).

El administrador único de la Sociedad estima que los pasivos no previstos al 30 de septiembre de 2022 y 31 de diciembre de 2021 que pudiesen originarse por los avales prestados, si los hubiera, no serían significativos en relación con las presentes notas explicativas.

Asimismo, el Ministerio de Asuntos Económicos y Trabajo tiene prestados avales a favor de la Sociedad ante los bancos Sabadell y Targobank en concepto de préstamo ICO cuyo importe pendiente al 30 de septiembre de 2022 asciende a 280 miles de euros (mismo importe a 31 de diciembre de 2021). Del mismo modo, la sociedad del grupo IM2 Energía Solar, S.L. tiene prestados avales a favor de la Sociedad que garantizan determinadas deudas por confirming por importe de 40 miles de euros (69 miles de euros al 31 de diciembre de 2021).

Información sobre naturaleza y nivel de riesgo de los instrumentos financieros

La gestión de los riesgos financieros de la Sociedad está centralizada en el administrador único de la Sociedad, el cual tiene establecidos los mecanismos necesarios para controlar la exposición a las variaciones en los tipos de interés y tipos de cambio, así como a los riesgos de crédito y liquidez. A continuación, se indican los principales riesgos financieros que impactan a la Sociedad:

- ***Riesgo de crédito y concentración de clientes***

  El saldo del epígrafe "Efectivo y otros activos líquidos equivalentes" del balance al 30 de septiembre de 2022 y 31 de diciembre de 2021 adjunto corresponde a los saldos mantenidos en cuentas corrientes bancarias. Con carácter general la Sociedad mantiene su tesorería y activos líquidos equivalentes en entidades financieras de reconocido prestigio.

- ***Riesgo de liquidez***

  La Sociedad lleva a cabo una gestión prudente del riesgo de liquidez, fundada en el mantenimiento de suficiente efectivo y la disponibilidad de financiación de circulante de un importe suficiente teniendo capacidad suficiente para liquidar posiciones de mercado.

- ***Riesgo de mercado (incluye tipo de interés y tipo de cambio)***

  Tanto la tesorería como la deuda financiera de la Sociedad están expuestas al riesgo de tipo de interés, el cual podría tener efecto en los resultados financieros y en los flujos de caja, si bien éste no se considera relevante. Respecto al riesgo de tipo de cambio, a pesar de que la Sociedad opera en el ámbito internacional, no está expuesta de forma significativa al riesgo de tipo de cambio por operaciones con divisas ya que no tiene activos y pasivos reconocidos e inversiones netas en negocios en el extranjero.

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8. Administraciones públicas y situación fiscal

a) Saldos corrientes con las administraciones públicas

La composición de los saldos corrientes con las administraciones públicas al 30 de septiembre de 2022 y 31 de diciembre de 2021 es la siguiente:

	Euros			
	2022		2021	
	Deudor	Acreedor	Deudor	Acreedor
Hacienda pública deudora / acreedora por IVA	128.340	(573.650)	29.172	(510.132)
Hacienda pública acreedora por IS	-	(338.945)	-	-
Hacienda pública acreedora por IRPF	-	(8.028)	-	(8.515)
Organismos de la seguridad social	-	(20.458)	-	(16.807)
Total	**128.340**	**(941.061)**	**29.172**	**(535.454)**

b) Conciliación entre el resultado contable y la base imponible fiscal

El impuesto sobre sociedades se calcula en base al resultado económico o contable, obtenido por la aplicación de principios de contabilidad generalmente aceptados, que no necesariamente ha de coincidir con el resultado fiscal, entendido éste como la base imponible del impuesto.

La conciliación entre el resultado contable y la base imponible del impuesto sobre sociedades para los ejercicios cerrados a 30 de septiembre de 2022 y 31 de diciembre de 2021 es la siguiente:

Ejercicio 2022

	Euros	
	Aumentos	Total
Resultado contable después de impuestos		1.016.836
Impuesto sobre sociedades	338.945	338.945
Base imponible fiscal		**1.355.781**

Ejercicio 2021

	Euros		
	Aumentos	Disminuciones	Total
Resultado contable después de impuestos			321.556
Impuesto sobre sociedades	81.000	-	81.000
Diferencias permanentes:			
Compensación de bases imponibles negativas	-	(9.713)	(9.713)
Gastos fiscalmente no deducibles	10.660	-	10.660
Base imponible fiscal			**403.503**

Tal y como se ha descrito en la nota 3-e, la Sociedad tributaba en régimen de declaración fiscal consolidada del impuesto sobre beneficios al 31 de diciembre de 2021. En ese sentido, al 31 de diciembre de 2021 la

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NOTARIA DE D. ALEJANDRO CERVERA TAULET · VALENCIA · NIHIL PRIUS FIDE

Sociedad registró una cuenta a pagar a Crocodile Investment, S.L.U. por importe de 81.000 euros en el epígrafe "Deudas con empresas del grupo y asociadas a corto plazo" del balance adjunto.

c) *Conciliación entre el resultado contable y el gasto (ingreso) por impuesto sobre sociedades*

La conciliación entre el resultado contable y el gasto (ingreso) por el impuesto sobre sociedades para el 30 de septiembre de 2022 y 31 de diciembre de 2021, es la siguiente:

	Euros	
	2022	2021
Resultado contable antes de impuestos	**1.355.781**	**402.556**
Diferencias permanentes	-	10.660
Cancelación de bases imponibles negativas	-	(9.713)
Base de cálculo del gasto por impuesto	1.355.781	403.503
Cuota al 25&	338.945	100.876
Deducciones y otros ajustes	-	(19.876)
Total gasto por impuesto sobre sociedades	**338.945**	**81.000**

Durante el ejercicio anterior la Sociedad se aplicó bases imponibles negativas generadas en el ejercicio 2018 por la sociedad absorbida por importe de 10 miles de euros, no quedando a fecha de cierre del ejercicio anterior ninguna base imponible negativa pendiente de aplicación.

Adicionalmente, en el anterior ejercicio, la Sociedad se activó deducciones en concepto de I+D generadas durante el ejercicio 2021.

A 30 de septiembre de 2022 y 31 de diciembre de 2021 la Sociedad no tiene saldos relevantes registrados por activos ni pasivos por impuesto diferido.

d) *Ejercicios pendientes de comprobación y actuaciones inspectoras*

Según establece la legislación vigente, los impuestos no pueden considerarse definitivamente liquidados hasta que las declaraciones presentadas hayan sido inspeccionadas por las autoridades fiscales o haya transcurrido el plazo de prescripción de cuatro años. Al 30 de septiembre de 2022 la Sociedad tiene abiertos a inspección los cinco últimos ejercicios del impuesto sobre sociedades y los cuatro últimos ejercicios para los demás impuestos que le son de aplicación.

Debido a las posibles diferentes interpretaciones que pueden darse a las normas fiscales, los resultados de las inspecciones que en el futuro pudieran llevar a cabo las autoridades fiscales para los años sujetos a verificación podrían dar lugar a pasivos fiscales cuyo importe no es posible cuantificar en la actualidad de una manera objetiva.

El administrador único de la Sociedad y sus asesores fiscales consideran que se han practicado adecuadamente las liquidaciones de los mencionados impuestos, por lo que, aún en caso de que surgieran discrepancias en la interpretación normativa vigente por el tratamiento fiscal otorgado a las operaciones, los eventuales pasivos resultantes, en caso de materializarse, no afectarían de manera significativa a las presentes notas explicativas.

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9. Saldos con partes vinculadas

El detalle de los saldos con partes vinculadas y empresas del grupo al 30 de septiembre de 2022 y 31 de diciembre de 2021, es el siguiente:

Ejercicio 2022

	Euros			
	Socio último	Socio único	Otras empresas del grupo	Total
Deudas con empresas del grupo y asociadas	(32.657)	-	-	(32.657)
Créditos pendientes de cobro	-	-	8.015	8.015
Cuentas comerciales a cobrar	-	-	59.318	59.318
Cuentas comerciales a pagar	-	(75.455)	-	(75.455)

Ejercicio 2021

	Euros				
	Socio último	Socio mayoritario	Otras empresas del grupo	Otras empresas vinculadas	Total
Deudas con empresas del grupo y asociadas -					
- Dividendos a pagar (nota 6)	-	(72.002)	-	-	(72.002)
- Cuenta a pagar por conceptos fiscales (nota 8)	(82.000)	-	-	-	(82.000)
- Otras deudas	-	-	(15)	-	(15)
Créditos pendientes de cobro	-	-	-	22.076	22.076
Cuentas comerciales a cobrar	-	-	55.049	-	55.049
Cuentas comerciales a pagar	-	(347.712)	(329.173)	-	(676.885)

El saldo registrado al 30 de septiembre de 2022 y 2021 en el epígrafe "Cuentas comerciales a cobrar/pagar" se corresponde con operaciones comerciales resultantes de la actividad comercial de la Sociedad.

Administrador único y alta dirección

Durante los ejercicios 2022 y 2021, no se ha devengado importe alguno en concepto de sueldos, dietas y remuneraciones de cualquier clase por el administrador único (una persona jurídica representada por un varón).

Durante los ejercicios 2022 y 2021 las funciones propias de la alta dirección han sido asumidas directamente por el administrador único.

No se han concedido anticipos ni préstamos al administrador único de la Sociedad.

Asimismo, no existe obligación alguna contraída por parte de la Sociedad en materia de pensiones o de pago de primas de seguro de vida, seguros de responsabilidad civil y otros similares con respecto del administrador único. En el caso del seguro de responsabilidad civil obligatorio, éste es contratado por el socio último, no reconociéndose por tanto gasto alguno.

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NOTARIA DE D. ALEJANDRO CERVERA TAULET · NIHIL PRIUS FIDE · VALENCIA

Información en relación con situaciones de conflicto de interés por parte del administrador único

En relación con lo establecido en el artículo 229 del Texto Refundido de la Ley de Sociedades de Capital, el administrador único ha comunicado a la Sociedad que durante el periodo comprendido entre el 1 de enero y el 30 de septiembre de 2022, ni él ni sus personas vinculadas según se define en el artículo 231 del citado texto legal, se han encontrado inmersos en situaciones de conflicto de interés, directa o indirectamente, previstas en el mencionado artículo 229.

Modificación o resolución de contratos

Durante los ejercicios 2022 y 2021 no se ha concluido, modificado o extinguido anticipadamente ningún contrato entre la Sociedad y sus socios, administrador único y las personas que actúen por cuenta de ellos, por operaciones ajenas al tráfico ordinario de la Sociedad o que no se realice en condiciones normales.

10. Otra información

a. *Personal*

El número medio de empleados durante los periodos de cierre al 30 de septiembre de 2022 y 31 de diciembre de 2021, distribuido por categorías, ha sido el siguiente:

	Número medio	
	2022	2021
Personal técnico y mandos intermedios	5	4
Personal administrativo	6	6
Resto de personal cualificado	7	5
Total	**18**	**15**

Asimismo, la distribución de la plantilla por género al término del 30 de septiembre de 2022 y 31 de diciembre de 2021, detallada por categorías profesionales, es la siguiente:

	2022		2021	
	Hombres	Mujeres	Hombres	Mujeres
Personal técnico y mandos intermedios	6	1	2	3
Personal administrativo	8	2	5	3
Resto de personal cualificado	6	2	6	1
Total	**18**	**5**	**11**	**7**

Durante los ejercicios terminados al 30 de septiembre de 2022 y 31 de diciembre de 2021 no existían empleados con discapacidad mayor o igual del 33%.

b. *Honorarios de auditoría*

Los honorarios relativos a servicios de auditoría prestados a la Sociedad por el auditor de cuentas hasta el 30 de septiembre 2022 han ascendido a 11 miles de euros (9 miles de euros en el ejercicio 2021). Adicionalmente, en los ejercicios 2022 y 2021 no se han prestado otros servicios por parte del auditor principal ni por sociedades vinculadas al mismo.

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c. **Acuerdos fuera de balance**

El administrador único de la Sociedad considera que no existen acuerdos de la Sociedad que no figuren en balance y sobre los que no se haya incorporado información en otra nota de las presentes notas explicativas, en su caso, que resulten significativos para determinar la posición financiera de la Sociedad.

d. **Información sobre los aplazamientos de pago efectuados a proveedores**

A continuación, se detalla la información requerida por la Disposición adicional tercera de la Ley 15/2010, de 5 de julio (modificada a través de la Disposición final segunda de la Ley 31/2014, de 3 de diciembre) preparada conforme a la Resolución del ICAC de 29 de enero de 2016, sobre la información a incorporar en la auditoría de balance en relación con el periodo medio de pago a proveedores en operaciones comerciales.

	Días	
	2022	2021
Periodo medio de pago a proveedores	42	35
Ratio de operaciones pagadas	42	35
Ratio de operaciones pendientes de pago	40	23

	Euros	
	2022	2021
Total pagos realizados	38.658.769	15.020.812
Total pagos pendientes	5.156.675	3.098.897

Conforme a la Resolución del ICAC, para el cálculo del periodo medio de pago a proveedores se han tenido en cuenta las operaciones comerciales correspondientes a la entrega de bienes o prestaciones de servicios devengadas desde la fecha de entrada en vigor de la Ley 31/2014, de 3 de diciembre.

Se consideran proveedores, a los exclusivos efectos de dar la información prevista en esta Resolución, a los acreedores comerciales por deudas con suministradores de bienes o servicios, incluidos en los epígrafes "Proveedores" y "Proveedores, empresas del grupo y asociadas" del pasivo corriente del balance.

Se entiende por "periodo medio de pago a proveedores" el plazo que transcurre desde la entrega de los bienes o la prestación de los servicios a cargo del proveedor y el pago material de la operación.

El plazo máximo legal de pago aplicable a la Sociedad en el periodo comprendido entre el 1 de enero y 30 de septiembre de 2022 según la Ley 11/2013 de 26 de julio, que desarrolla la Ley 3/2004, de 29 de diciembre, por la que se establecen medidas de lucha contra la morosidad en las operaciones comerciales, es de 30 días. En el caso de compras de productos no perecederos y servicios, dicho plazo máximo sería de 60 días, siempre que exista un acuerdo entre las partes (mismo plazo que en el ejercicio terminado el 31 de diciembre de 2021).

11. Hechos posteriores

Entre el 30 de septiembre de 2022 y la formulación del balance y las presentes notas explicativas no se ha producido ningún hecho que tenga un efecto significativo sobre los mismos.

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FIRMADO por: ENRIQUE SELVA BELLVIS (NIF: 33458405X)
Versión imprimible con información de firma generado desde VALIDe (http://valide.redsara.es)
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NOTARIA DE D. ALEJANDRO CERVERA TAULET
NIHIL PRIUS FIDE
VALENCIA

Formulación del balance y sus notas explicativas correspondientes al periodo terminado el 30 de septiembre de 2022

El administrador único de Turbo Energy, S.L.U., en fecha 16 de noviembre de 2022, y en cumplimiento de los requisitos establecidos en el artículo 265 del Texto Refundido de la Ley de Sociedades de Capital y del artículo 37 del Código de Comercio, procede a formular el balance y sus notas explicativas al 30 de septiembre de 2022, los cuales vienen constituidos por los documentos anexos que preceden a este escrito y los cuales figuran firmados por el administrador único en todas sus hojas en señal de identificación.

Enrique Selva Bellvis
Representante persona física de
Umbrella Solar Investment, S.A.
Administrador Único

FIRMADO por: ENRIQUE SELVA BELLVIS (NIF: [illegible])
Versión imprimible con información de firma generado desde VALIDe (http://valide.redsara.es)
Firma válida.